                                                    REGISTRATION NO. 333-142455

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933     [_]
                         PRE-EFFECTIVE AMENDMENT NO.    [_]
                       POST-EFFECTIVE AMENDMENT NO. 12  [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
           (NAMES AND ADDRESSES OF AGENTS FOR SERVICE (212)554-1234)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                        901 NEW YORK AVENUE, NORTHWEST
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2013 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

EXPLANATORY NOTE:

This Post-Effective Amendment No. 12 ("PEA") to the Registration Statement No. 333-142455 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 206 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Supplement to the Prospectus. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

American Dental Association

Members Retirement Program


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PARTICIPATING IN THE PROGRAM OR ALLOCATING AMOUNTS UNDER THE CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH INVESTMENT TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

ABOUT THE ADA PROGRAM

The Program provides members of the American Dental Association (the "ADA") and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: the 3-year and 5-year Guaranteed Rate Accounts, the Money Market Guarantee Account and the variable investment options (the "Funds") listed in the table below.

WHAT IS THE ADA MEMBERS RETIREMENT PROGRAM CONTRACT?

The ADA Members Retirement Program contract is a deferred group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan trusts maintained under the plans will be allocated among the Funds, the Guaranteed Rate Accounts, and our Money Market Guarantee Account, in accordance with participant instructions.


-------------------------------------------------------------------------------
 FUNDS
-------------------------------------------------------------------------------
 ASSET ALLOCATION RISK-BASED
-------------------------------------------------------------------------------
.. All Asset Aggressive-Alt 25/(1)/      . AXA Conservative Allocation/(2)/
.. All Asset Growth-Alt 20/(1)/          . AXA Conservative-Plus
                                           Allocation/(2)/
.. All Asset Moderate Growth-Alt 15/(1)/ . AXA Moderate Allocation/(2)/
.. AXA Aggressive Allocation/(2)/        . AXA Moderate-Plus Allocation/(2)/
-------------------------------------------------------------------------------
 ASSET ALLOCATION AGE-BASED
-------------------------------------------------------------------------------
.. Target 2015 Allocation                . Target 2035 Allocation
.. Target 2025 Allocation                . Target 2045 Allocation
-------------------------------------------------------------------------------
 CASH EQUIVALENTS
-------------------------------------------------------------------------------
.. Three-Year and Five-Year Guaranteed   . Money Market Guarantee Account
  Rate Accounts
-------------------------------------------------------------------------------
 INTERNATIONAL/GLOBAL STOCKS
-------------------------------------------------------------------------------
.. EQ/Global Multi-Sector Equity         . EQ/MFS International Growth
.. EQ/International Core PLUS            . EQ/Templeton Global Equity
-------------------------------------------------------------------------------
 BONDS
-------------------------------------------------------------------------------
.. EQ/Core Bond Index                    . Multimanager Multi-Sector Bond
.. Multimanager Core Bond
-------------------------------------------------------------------------------
 LARGE CAP STOCKS
-------------------------------------------------------------------------------
.. EQ/Boston Advisors Equity Income      . EQ/Large Cap Growth PLUS
.. EQ/Davis New York Venture             . EQ/Large Cap Value PLUS
.. EQ/Equity 500 Index                   . EQ/T. Rowe Price Growth Stock
.. EQ/JPMorgan Value Opportunities       . EQ/Wells Fargo Omega Growth
.. EQ/Large Cap Growth Index
-------------------------------------------------------------------------------
 MID CAP STOCKS
-------------------------------------------------------------------------------
.. EQ/Mid Cap Index                      . EQ/Morgan Stanley Mid Cap Growth
.. EQ/Mid Cap Value PLUS
-------------------------------------------------------------------------------
 SMALL CAP STOCKS
-------------------------------------------------------------------------------
.. EQ/AllianceBernstein Small Cap Growth . EQ/Small Company Index
.. EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------
 SPECIALTY
-------------------------------------------------------------------------------
.. EQ/GAMCO Merger and Acquisitions      . Multimanager Technology
-------------------------------------------------------------------------------


(1)The "All Asset" Portfolios.
(2)The "AXA Allocation" Portfolios.


You may allocate amounts to any of the Funds. Each Fund is a subaccount of Separate Account No. 206. Each of the Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Investment Trusts and keep them for future reference.

GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account, and the Money Market Guarantee Account.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


We have filed a registration statement relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2013, which is part of the registration statement, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at the ADA Members Retirement Program, c/o AXA Equitable, Box 4872, Syracuse, NY 13221 or calling
 1-800-223-5790.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                        #417053

Contents of this Prospectus

--------------------------------------------------------------------------------




             Index of key words and phrases                      4
             Who is AXA Equitable?                               5
             How to reach us                                     6
             The Program at a glance -- key features             8
             Employer choice of retirement plans                 8
             Plan features                                       8
             The Contract at a glance -- key features            9


             ------------------------------------------------------
             FEE TABLE
             ------------------------------------------------------

             Example                                            11
             Condensed financial information                    11
             Financial statements of Funds                      11


             ------------------------------------------------------
             1. PROGRAM INVESTMENT OPTIONS
             ------------------------------------------------------
             Investment options                                 12
             About Separate Account No. 206                     12
             The Investment Trusts                              12
             About your voting rights                           13
             Portfolios of the Investment Trusts                14
             The guaranteed options                             17


             ------------------------------------------------------
             2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS
             ------------------------------------------------------
             For amounts in the Funds                           18
             How we determine the unit value                    18
             How we value the assets of the Funds               18

-------------
When we use the words "we,""us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract owner's instructions under the contract. For example, in "Transfers and access to your account."

As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.
No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

                          CONTENTS OF THIS PROSPECTUS

--------------------------------------------------------------------
3. TRANSFERS AND ACCESS TO YOUR ACCOUNT
--------------------------------------------------------------------
Transfers among investment options                               19
Disruptive transfer activity                                     19
Our Account Investment Management System ("AIMS") and
  our internet website                                           20
Participant loans                                                20
Choosing benefit payment options                                 20
Spousal consent                                                  22
Proof of correct information                                     22
Benefits payable after the death of a participant                22


--------------------------------------------------------------------
4. THE PROGRAM
--------------------------------------------------------------------
Eligible employers                                               23
Summary of plan choices                                          23
Getting started                                                  23
How to make Program contributions                                23
Discontinuance of Program Contributions                          24
Allocating Program contributions                                 24
Distributions from the investment options                        24
Rules applicable to participant distributions                    25


--------------------------------------------------------------------
5. CHARGES AND EXPENSES
--------------------------------------------------------------------
Charges based on amounts invested in the Program                 26
Charges for state premium and other applicable taxes             26
Fees paid to the American Dental Association                     27
General information on fees and charges                          27


--------------------------------------------------------------------
6. TAX INFORMATION
--------------------------------------------------------------------
Spousal status                                                   28
Buying a contract to fund a retirement arrangement               28
Income taxation of distributions to qualified plan participants  28
In-Plan Roth rollover                                            29
Impact of taxes to AXA Equitable                                 29


--------------------------------------------------------------------
7. MORE INFORMATION
--------------------------------------------------------------------
About program changes or terminations                            30
IRS disqualification                                             30
About the separate account                                       30
About the general account                                        30
About legal proceedings                                          30
Financial statements                                             31
Distribution of the contracts                                    31
Reports we provide and available information                     31
Acceptance                                                       31


        ---------------------------------------------------------------
        APPENDIX
        ---------------------------------------------------------------
         I  --  Condensed financial information                     I-1
        II  --  State contract variations of certain features and
                  benefits                                         II-1


        ---------------------------------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION
          Table of contents
        ---------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                      PAGE

                     AIMS                                20
                     AXA Equitable                        1
                     beneficiary                         21
                     benefit payment options             20
                     business day                        18
                     contract                          1, 9
                     contributions                        9
                     disruptive transfer activity        19
                     eligible rollover distributions     28
                     Fair valuation                      18
                     Funds                            1, 12
                     GRAs                                17
                     guaranteed options                  17
                     individually designed plan           8
                     IRA                                 28
                     internet website                    20


                                                       PAGE

                    investment options                  12
                    market timing                       19
                    Members Retirement Plan             23
                    Master Trust                        23
                    Money Market Guarantee Account      17
                    Pooled Trust                        23
                    Portfolio                            1
                    Program                             23
                    Roth 401(k)                          8
                    separate accounts                   30
                    Underlying Portfolios               11
                    unit value                          18
                    unit                                18
                    Volume Submitter Plan               23
                    Volume Submitter Retirement Trust   23
                    3-year GRA                          17
                    5-year GRA                          17

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

..   Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

..   Unit values and other account information under your plan.

..   Any other information or materials that we provide in connection with the
    Program.

INFORMATION ON JOINING THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

  1-800-523-1125
  (Retirement Program Specialists
  available weekdays 9 a.m. to 5 p.m. Eastern Time)
--------------------------------------------------------------------------------
 BY REGULAR MAIL:

  The ADA Members Retirement Program
  c/o AXA Equitable

  Box 4875
  Syracuse, NY 13221

--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  The ADA Members Retirement Program
  c/o AXA Equitable

  100 Madison St., MD-37-12
  Syracuse, NY 13202

--------------------------------------------------------------------------------
 BY INTERNET:


The ADA Members Retirement Program Website ada.axa-equitable.com, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."


NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

1-800-223-5790 (U.S.) or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. (Account Executives available weekdays 9 a.m. to 5 p.m. Eastern Time)
--------------------------------------------------------------------------------
 TOLL-FREE AIMS FOR AMOUNTS IN THE PLAN TRUST:

By calling 1-800-223-5790 or 1-800-223-5790-0 you may, with your assigned personal security code, use our Account Investment Management System ("AIMS") to:

..   Transfer assets between investment options and obtain account information.

..   Change the allocation of future contributions and maturing guaranteed options.

..   Hear investment performance information, including Fund unit values and current guaranteed option interest rates.

AIMS operates 24 hours a day. You may speak with our Account Executives during regular business hours.
--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST:


By logging on to ada.axa-equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their social security number and personal security code. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:


..   Investment performance, current Fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing Guaranteed Rate
    Accounts.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

..   Contribution Reports (customizable by date)

..   Online Statements

..   Transaction History (customizable by date)

..   Online remittal of Contributions

..   Online remittal of annual Plan and Participant Census Information

..   Online 5500 preparation and filing (Master and Volume Submitter Plans only)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The ADA Members Retirement Program
  P.O. Box 4872
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Association Members Retirement Program
  P.O. Box 1599
  Newark, NJ 07101-9764

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  AXA Equitable
  Association Service MD-37-12
  100 Madison Street
  Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
--------------------------------------------------------------------------------
 BY E-MAIL:


We welcome your comments and questions regarding the ADA Members Retirement Program or website. If you have a comment or suggestion we would appreciate hearing from you. Go to ada.axa-equitable.com, Participant Services and click on "Contact Us" or click on "e-mail the ADA Members Retirement Program."

                             WHO IS AXA EQUITABLE?

The Program at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS

Our Members Retirement Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax Information" below. The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the Master Plan.

Our Volume Submitter Plan is a defined contribution plan that can be adopted as a profit-sharing plan (new comparability or age-weighted) with or without 401(k) features. The Program's investment options are the only investment choices under the Volume Submitter Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

PLAN FEATURES

MEMBERS RETIREMENT PLAN:

..   Program investment options used as the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Master Trust.

..   No minimum amount must be invested.

..   5500 reporting.

..   Automatic updates for law changes.

VOLUME SUBMITTER PLAN:

..   Program investment options used as the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Volume Submitter Retirement Trust.

..   No minimum amount must be invested.

..   5500 reporting.

..   Automatic updates for law changes (may require employer adoption).

INVESTMENT ONLY:

..   Our Pooled Trust is adopted for investment use only.

..   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

..   Plan and transaction charges vary by type of plan adopted, or by specific transaction.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE PLAN TRUSTS:

..   Toll-free number available for transfers and account information.

..   Internet website access to account information and transactions.

..   Participant loans (if elected by your employer; some restrictions apply;
    not applicable to Investment Only).

..   Regular statements of account.

..   Retirement Program Specialist and Account Executive support.

..   Daily valuation of accounts.

-----------------------------------------------------------------------------------------
                      MEMBERS RETIREMENT                POOLED TRUST FOR
                      PLAN AND VOLUME                   INDIVIDUALLY DESIGNED
                      SUBMITTER PLAN                    PLANS
-----------------------------------------------------------------------------------------
WHO SELECTS           Participant                       Participant or trustee, as
INVESTMENTS?                                            specified under your Plan
-----------------------------------------------------------------------------------------
ARE LOANS AVAILABLE?  Yes, if permitted under your Plan No
-----------------------------------------------------------------------------------------
WHEN ARE YOU          Upon retirement, death,           Benefits depend upon the terms
ELIGIBLE FOR          disability or termination of      of your Plan
DISTRIBUTIONS?        employment
-----------------------------------------------------------------------------------------

                    THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features

--------------------------------------------------------------------------------

GUARANTEED OPTIONS:

The three guaranteed options include two Guaranteed Rate Accounts ("GRAs") and a Money Market Guarantee Account.

TAX ADVANTAGES:

..   On earnings: No tax on investment earnings until withdrawn.

..   On transfers: No tax on internal transfers.

TAX NOTE:

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the "Code"). Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)

CONTRACT CHARGES AND EXPENSES:

..   Program expense charge assessed against combined value of Program assets in the Plan Trust.

..   Administration fees and other expenses charged on a Fund-by-Fund basis, as applicable.

..   Record maintenance and report fee.

..   Enrollment fee.

..   Annuity administrative fee.

..   Indirectly, charges of underlying investment vehicles for investment management, administrative fees and other expenses.

BENEFIT PAYMENT OPTIONS:

..   Lump sum.

..   Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

..   Fixed annuity benefit payout options as available under your employer's plan.

..   Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

CONTRIBUTIONS:

..   Can be allocated to any one option or divided among them.

..   Must be made by check or money order payable to AXA Equitable or remitted online.

..   Must be sent along with a Contribution Remittance Form.

..   Are credited on the day of receipt if accompanied by properly completed forms.

TRANSFERS AMONG INVESTMENT OPTIONS:

..   Generally, amounts may be transferred among the investment options at any time.

..   Transfers may be made by telephone on AIMS or on our Internet Website.

..   There is no charge for transfers and no tax liability.

..   Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay if you purchase a variable annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply. Charges for certain features shown in the fee table are mutually exclusive.

----------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST
 CERTAIN TRANSACTIONS
----------------------------------------------------------------------

Charge if you purchase a variable annuity payout
option (which is described in a separate prospectus
for that option)                                        $350

Premium tax charge if you select an annuity payout
option/(1)/                                             0.00%-1.00%
----------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying Portfolio or Investment Trust fees and expenses.

--------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL
 PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------
Program expense charge/(2)/                             1.00% (Maximum)
                                                        0.50% (Current)
Fund related other expenses/(3)/                        0.01%

----------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH
 CALENDAR QUARTER
----------------------------------------------------------------
Record maintenance and report fee/(4)/                  $3.00

------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
------------------------------------------------------------------------------
Enrollment fee/(5)/                                     $25 per participant
------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Investment Trust prospectus for the Portfolio.


-------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from      Lowest Highest
Portfolio assets including management fees, service fees, and/or other expenses)/(/*/)/  0.38%  34.93%
-------------------------------------------------------------------------------------------------------



(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2014 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2014. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 after the effect of Expense Limitation Arrangements  Lowest Highest
                                                                                                        0.38%  1.19%
----------------------------------------------------------------------------------------------------------------------



   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.


(1)We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.


(2)This charge will fluctuate from year to year based on assets in the Investment Trusts and the number of participants enrolled in the Program. Based on the number of participants in the program and the assets in the Investment Trusts, we anticipate that the program expense charge for the 12 month period beginning May 1, 2013 will be 0.50%. This charge is also deducted from amounts in the GRAs and the Money Market Guarantee Account. For a description of how it is calculated for amounts in the Funds, GRAs and the Money Market Guarantee Account, see "Charges based on amounts in the Program" in "Charges and expenses" later in this Prospectus.

(3)These expenses vary by investment Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2012. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2013.


(4)For Investment Only retirement arrangements, the fee is $1.00 per quarter.

(5)This fee is charged to the employer. If the employer fails to pay this charge, we may deduct it from participant's account value or from subsequent contributions.

                                   FEE TABLE

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Underlying Portfolio fees and expenses.

This example below shows the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract, including the maximum program expense charge and the maximum program-related other expenses, as well as the record maintenance and report fee and the enrollment fee. For purposes of this example, the program expense charge has been rounded to 1.00%. Since under the example assumptions no surrender charge or redemption charge would apply in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the example are the maximum expenses. The guaranteed rate accounts and money market guarantee account are not covered by the fee table and example. However, the ongoing expenses do apply to the guaranteed rate accounts and money market guarantee account. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

This example assumes that you invest $10,000 in the indicated options under the contract for the time periods shown. The example also assumes that your investment has a 5% return each year and assumes the maximum contract charges and total annual expenses of the portfolios (before expense limitations) described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


----------------------------------------------------------------------------------------------------------
                                    IF YOU SURRENDER OR DO NOT SURRENDER
                                    YOUR CONTRACT AT THE END OF THE          IF YOU ANNUITIZE AT THE
                                        APPLICABLE TIME PERIOD           END OF THE APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR   3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $3,163   $7,116   $9,214   $11,098   $3,513   $7,466  $9,564  $11,448
----------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $  178   $  500   $  842   $ 1,799   $  528   $  850  $1,192  $ 2,149
----------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2012.


FINANCIAL STATEMENTS OF FUNDS

Each of the Funds is part of our Separate Account No. 206 as described in "About the separate account" under "More information" later in this prospectus. The financial statements for Separate Account No. 206 may be found in the SAI for this prospectus.

                                   FEE TABLE

1. Program investment options

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

You may choose from any of the VARIABLE INVESTMENT OPTIONS under the Program. We call the variable investment options the "Funds." You can also choose from three guaranteed options: a 3-year Guaranteed Rate Account and a 5-year Guaranteed Rate Account ("GRAs"), and our Money Market Guarantee Account. The guaranteed options are referred to in this prospectus solely for the purpose of providing a more complete understanding of how the Funds operate with other investment options available under the Program.

You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The prospectuses for the Investment Trusts contain this and other important information about those funds. The prospectuses should be read carefully before investing.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

ABOUT SEPARATE ACCOUNT NO. 206

Each variable investment option is a subaccount of Separate Account No. 206. We established Separate Account No. 206 in 1999 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 206 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 206 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 206. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 206 and AXA Equitable are not required to register, and are not registered, as investment companies under the Investment Company Act of 1940.

Each sub-account (Fund) within the Separate Account invests solely in class K shares issued by the corresponding portfolio of its Investment Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add Funds to, or to remove Funds from, the Separate Account, or to add other separate accounts;

(2)to combine any two or more Funds;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any Fund to another Fund;

(4)to operate the Separate Account or any Fund as a management investment company (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a Fund directly);

(5)to restrict or eliminate any voting rights as to the Separate Account;

(6)to register or deregister the Separate Account or any variable investment option under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

(7)to cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Investment Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Investment Trust shares are reinvested in full. The Board of Trustees of each Investment Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Investment Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, and other aspects of its operations, appears in the prospectuses for each Investment Trust, which are attached at the end of this prospectus or in their respective SAIs, which are available upon request.

The Funds invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios.

                          PROGRAM INVESTMENT OPTIONS

ABOUT YOUR VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Investment Trust; or

..   any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

SEPARATE ACCOUNT NO. 206 VOTING RIGHTS

If actions relating to the Separate Account require contract owner/ participant approval, contract owners/participants will be entitled to one vote for each unit they have in the variable investment options. Each contract owner/participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners/participants.

                          PROGRAM INVESTMENT OPTIONS

PORTFOLIOS OF THE INVESTMENT TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisors (the "sub-advisors") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisors. The chart below indicates the sub-advisor(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the All Asset Portfolios offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the All Asset Portfolios by AXA Equitable Funds Management Group, LLC, ("AXA Equitable FMG"). AXA Equitable FMG may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. Please see "Allocating Program Contributions" in "The Program" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the All Asset Portfolios, and certain other affiliated Portfolios, use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the overall volatility of your account value and risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high.



--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST --                                                                       INVESTMENT MANAGER (OR
 CLASS K SHARES/(1)/                                                            SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE        Seeks to achieve long-term capital appreciation.          .   AXA Equitable Funds
  ALLOCATION/(2)/                                                                   Management Group, LLC
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE      Seeks to achieve a high level of current income.          .   AXA Equitable Funds
  ALLOCATION/(2)/                                                                   Management Group, LLC
--------------------------------------------------------------------------------------------------------------
AXA                   Seeks to achieve current income and growth of capital,    .   AXA Equitable Funds
  CONSERVATIVE-PLUS   with a greater emphasis on current income.                    Management Group, LLC
  ALLOCATION/(2)/
--------------------------------------------------------------------------------------------------------------
AXA MODERATE          Seeks to achieve long-term capital appreciation and       .   AXA Equitable Funds
  ALLOCATION/(2)/     current income.                                               Management Group, LLC
--------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS     Seeks to achieve long-term capital appreciation and       .   AXA Equitable Funds
  ALLOCATION/(2)/     current income, with a greater emphasis on capital            Management Group, LLC
                      appreciation.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE     Seeks to achieve a balance of high current income and     .   BlackRock Financial
  BOND                capital appreciation, consistent with a prudent level of      Management, Inc.
                      risk.                                                     .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER          Seeks to achieve a high total return through a            .   Pacific Investment
  MULTI-SECTOR BOND   combination of current income and capital appreciation.       Management Company LLC
                                                                                .   Post Advisory Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER          Seeks to achieve long-term growth of capital.             .   Allianz Global Investors
  TECHNOLOGY                                                                        US LLC
                                                                                .   AXA Equitable Funds
                                                                                    Management Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
--------------------------------------------------------------------------------------------------------------

                          PROGRAM INVESTMENT OPTIONS

------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST --                                                                           INVESTMENT MANAGER (OR
 CLASS K SHARES/(1)/                                                                SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                     AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------
TARGET 2015           Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION          asset mix. Total return includes capital growth and               Management Group, LLC
                      income.
------------------------------------------------------------------------------------------------------------------
TARGET 2025           Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION          asset mix. Total return includes capital growth and               Management Group, LLC
                      income.
------------------------------------------------------------------------------------------------------------------
TARGET 2035           Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION          asset mix. Total return includes capital growth and               Management Group, LLC
                      income.
------------------------------------------------------------------------------------------------------------------
TARGET 2045           Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION          asset mix. Total return includes capital growth and               Management Group, LLC
                      income.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --
 CLASS K SHARES/(1)/                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME        OBJECTIVE                                                        AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
ALL ASSET              Seeks long-term capital appreciation and current income,         .   AXA Equitable Funds
  AGGRESSIVE - ALT     with a greater emphasis on capital appreciation.                     Management Group, LLC
  25/(3)/
------------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -     Seeks long-term capital appreciation and current income.         .   AXA Equitable Funds
  ALT 20/(3)/                                                                               Management Group, LLC
------------------------------------------------------------------------------------------------------------------------------
ALL ASSET              Seeks long-term capital appreciation and current income,         .   AXA Equitable Funds
  MODERATE GROWTH -    with a greater emphasis on capital appreciation.                     Management Group, LLC
  ALT 15/(3)/
------------------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.                    .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an           .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX     Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                       approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government/Credit Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK      Seeks to achieve long-term growth of capital.                    .   Davis Selected Advisers,
  VENTURE                                                                                   L.P.
------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX    Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                       approximates the total return performance of the
                       S&P 500 Index, including reinvestment of dividends, at a
                       risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS       Seeks to achieve capital appreciation.                           .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL         Seeks to maximize capital appreciation.                          .   GAMCO Asset Management,
  COMPANY VALUE                                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL              Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MULTI-SECTOR         emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  EQUITY               in the Portfolio.                                                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Morgan Stanley Investment
                                                                                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL       Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  CORE PLUS            emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                       in the Portfolio.                                                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Hirayama Investments, LLC
                                                                                        .   WHV Investment Management
------------------------------------------------------------------------------------------------------------------------------

                          PROGRAM INVESTMENT OPTIONS

---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --
 CLASS K SHARES/(1)/                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                      AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE     Seeks to achieve long-term capital appreciation.               .   JPMorgan Investment
  OPPORTUNITIES                                                                          Management Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to achieve a total return before expenses that           .   AllianceBernstein L.P.
  INDEX               approximates the total return performance of the Russell 1000
                      Growth Index, including reinvestment of dividends at a risk level consistent with that of the Russell 1000 Growth Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to provide long-term capital growth with an              .   AXA Equitable Funds
  PLUS                emphasis on risk-adjusted returns and managing volatility          Management Group, LLC
                      in the Portfolio.                                              .   BlackRock Investment
                                                                                         Management, LLC
                                                                                     .   Marsico Capital
                                                                                         Management LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE    Seeks to achieve long-term growth of capital with an           .   AllianceBernstein L.P.
  PLUS                emphasis on risk-adjusted returns and managing volatility      .   AXA Equitable Funds
                      in the Portfolio.                                                  Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/MFS                Seeks to achieve capital appreciation.                         .   Massachusetts Financial
  INTERNATIONAL                                                                          Services Company d/b/a
  GROWTH                                                                                 MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX      Seeks to achieve a total return before expenses that           .   SSgA Funds Management,
                      approximates the total return performance of the S&P               Inc.
                      Mid Cap 400 Index, including reinvestment of dividends,
                      at a risk level consistent with that of the S&P Mid Cap
                      400 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE      Seeks to achieve long-term capital appreciation with an        .   AXA Equitable Funds
  PLUS                emphasis on risk adjusted returns and managing volatility          Management Group, LLC
                      in the Portfolio.                                              .   BlackRock Investment
                                                                                         Management, LLC
                                                                                     .   Wellington Management
                                                                                         Company LLP
---------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY     Seeks to achieve capital growth.                               .   Morgan Stanley Investment
  MID CAP GROWTH                                                                         Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY      Seeks to replicate as closely as possible (before expenses)    .   AllianceBernstein L.P.
  INDEX               the total return of the Russell 2000 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL   Seeks to achieve long-term capital growth with an              .   AXA Equitable Funds
  EQUITY              emphasis on risk adjusted returns and managing volatility          Management Group, LLC
                      in the Portfolio.                                              .   BlackRock Investment
                                                                                         Management, LLC
                                                                                     .   Templeton Investment
                                                                                         Counsel, LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE      Seeks to achieve long-term capital appreciation and            .   T. Rowe Price Associates,
  GROWTH STOCK        secondarily, income.                                               Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO        Seeks to achieve long-term capital growth.                     .   Wells Capital Management,
  OMEGA GROWTH                                                                           Inc.
---------------------------------------------------------------------------------------------------------------------------

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-223-5790.

(1)Effective December 6, 2011 to maintain investment in a share class without a 12b-1 fee, all sub-accounts now invest in Class K Shares.

(2)The "AXA Allocation" Portfolios.
(3)The "All Asset" Portfolios.

                          PROGRAM INVESTMENT OPTIONS

THE GUARANTEED OPTIONS

We offer three different guaranteed options:

..   two Guaranteed Rate Accounts (GRAs), and

..   our Money Market Guarantee Account.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the GRAs become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

GUARANTEED RATE ACCOUNTS

You can choose from a GRA that matures in three years (3-year GRA) and a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and expenses" later in this prospectus.

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. The GRA rate will vary from one seven-day period to another, but will never be less than 1%. You may call AIMS or access our website to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature withdrawals and transfers from a GRA" in the SAI.

We reserve the right not to offer the GRAs. If we decide not to offer the GRAs, we will provide you with notice of at least 60 days.

RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

..   You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

..   You may transfer other amounts at any time to a GRA at the current guaranteed rate.

..   Withdrawals may be made from a GRA before maturity if: you are disabled;
    you attain age 70 1/2; you die; or you are not self-employed and your employment is terminated.

..   You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.

..   Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.

THE GRA GUARANTEES

AXA Equitable Life Insurance Company guarantees all contributions allocated to GRAs since July 15, 2008. Prior to July 15, 2008, GRAs were guaranteed by The Principal Financial Group, MetLife, Inc. and New York Life Insurance Company.

MONEY MARKET GUARANTEE ACCOUNT

All contributions to the Money Market Guarantee Account earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. While the rate changes monthly, it will never be less than 1%. Contributions may be made at any time and will earn the current rate from the day after the contribution is credited through the end of the month or, if earlier, the day of transfer or withdrawal. Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn. You may call AIMS or access the website on the Internet to obtain the current monthly rate.

You may effect distributions, withdrawals and transfers from the Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers.

THE MONEY MARKET GUARANTEE ACCOUNT GUARANTEE

We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account
No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 from AXA Equitable's general account, to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.

Please see Appendix I later in this prospectus for variations that may apply in your state.

CALCULATION OF OUR RATES The interest rate we credit to the Money Market Guarantee Account approximates:

(1)the average over each calendar year of "domestic prime" money market funds (funds with the highest quality investments); plus

(2)an amount which approximates the average expenses deducted from such funds; LESS

(3)0.15% (Administration Fee) and the applicable Program Expense Charge. See "Charges and expenses" later in this prospectus.

                          PROGRAM INVESTMENT OPTIONS

2. How we value your account balance in the Funds

--------------------------------------------------------------------------------

FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

HOW WE DETERMINE THE UNIT VALUE

We determine the unit value for each Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

..   Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.

HOW WE VALUE THE ASSETS OF THE FUNDS

The Funds invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), and the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding Portfolios.

FAIR VALUATION

The Funds may invest in securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable), which are valued at their fair value under policies and procedures established by the Investment Trusts. For more information, please see the prospectus for the applicable Investment Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS

3. Transfers and access to your account

--------------------------------------------------------------------------------

TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"). Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to and from the other investment options are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts. In addition, we reserve the right to restrict transfers among investment options as described in your contract including limitations on the number, frequency or dollar amount of transfers.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectus for the Investment Trusts for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "Investment Trusts"). The Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the Investment Trust obtains from us owner trading activity. The Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the Investment Trusts for more information.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or an Investment Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the Investment Trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the Investment Trusts had not implemented such a fee. If a redemption fee is

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
implemented by the Investment Trusts, that fee, like any other Investment Trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the Investment Trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the Investment Trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Investment Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE


Participants may use our automated AIMS, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. Our internet website can be accessed at ada.axa-equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at ada.axa-equitable.com.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS and by the internet website. The procedures require personal identification information, including your personal security code ("PSC") number, or password in the case of employers accessing the Plan Services website, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign a PSC number to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. The number of plan loans outstanding are subject to the terms of the employer's plan.

Loans are subject to restrictions under Federal tax laws and ERISA, and are also subject to the limits of the plan. A loan may not be taken from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options for participants in the Plans. Your plan may allow you a choice of one or more of the following forms of distribution:

..   Qualified Joint and Survivor Annuity

..   Lump Sum Payment

..   Installment Payments

..   Life Annuity

..   Life Annuity -- Period Certain

..   Joint and Survivor Annuity

..   Joint and Survivor Annuity -- Period Certain

..   Cash Refund Annuity

TYPES OF BENEFITS

Under the Plans, you may select one or more of the forms of distribution explained below once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The minimum amount that can be used to purchase any type of annuity is $5,000. If the amount to be applied is less than $5,000 or would result in an initial monthly payment of less than $300, we will pay the amount in a lump sum. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from AXA Equitable. The remaining amount will be applied to purchase an annuity on the basis of the Table of Guaranteed Annuity Payments contained in the contract or our then-current annuity rates applicable at that time, whichever would provide a larger benefit. Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
annuity. After the contract's fifth anniversary, we may change the actuarial basis used in the Table of Guaranteed Annuity Payments no more often than once every five years. We will provide advance notice of this change, and it will not apply to any annuity benefit that began before the change. Annuities purchased from other providers may also be subject to fees and charges.

QUALIFIED JOINT AND SURVIVOR ANNUITY An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. You may designate the investment options from which a partial payment will be made. If you do not designate the investment options from which you want the partial payment to be drawn, it will be drawn pro rata from all the investment options in which your account balance is invested. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

LIFE ANNUITY An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY -- PERIOD CERTAIN An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY -- PERIOD CERTAIN An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity -- Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity -- Period Certain, you may select either fixed or variable payments. All forms of fixed and variable annuity benefits under the Program will be provided by us. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus.

SPOUSAL CONSENT REQUIREMENTS

Under the Plans, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or
(2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In some plans, in order for you to make a withdrawal or elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. In addition if you want to designate a non-spouse beneficiary, to consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain plans that do not offer life annuity benefits.

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available Funds investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the Funds, and whether the actual rate of investment return is higher or lower than an assumed base rate.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000 (except for amounts contributed to the Rollover Account), federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above.

PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, a beneficiary may elect from the following payment options:

(a)to receive the death benefit in a lump sum;

(b)to apply the death benefit to the purchase of an Annuity Benefit in a form then offered by us;

(c)to apply the death benefit to provide any other form of benefit then offered by us; or

(d)to apply the death benefit to an account or accounts under the contract maintained for the benefit of the beneficiary.

The law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70 1/2 or, if later, December 31 of the year after the participant's death, or (3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement or, for a spouse only, an annuity under
Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the Federal income tax minimum distribution rules. Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the Plans, on the day we receive proof of death, we automatically transfer the participant's account balance in the Funds to the Money Market Guarantee Account unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.

A non-spousal beneficiary may be able to directly rollover a death benefit into a new individual retirement arrangement dedicated to making post-death payments.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

4. The Program


--------------------------------------------------------------------------------

This section explains the ADA Members Retirement Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds operate within the Program.


The ADA Members Retirement Program consists of several types of retirement plans and three retirement plan trusts: the Master Trust, the Volume Submitter Retirement Trust and the Pooled Trust (the "Plan Trusts"). Each of the Plan Trusts invests exclusively in the group annuity contract described in this prospectus and in the group annuity contract funding the GRAs. The Program is endorsed by the ADA, and the Trustee under the Master and Volume Submitter Retirement Trusts is JPMorgan Chase and Co. The Program had 17,190 participants and $1.49 billion in assets on December 31, 2012.


ELIGIBLE EMPLOYERS

You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA's Council on Insurance and Retirement Programs.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- Information on joining the Program" earlier in the prospectus.


SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

..   Choose the MEMBERS RETIREMENT PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Members Retirement Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
THE MASTER PLAN IS A DEFINED CONTRIBUTION MASTER PLAN THAT CAN BE ADOPTED AS A PROFIT SHARING PLAN, A DEFINED CONTRIBUTION PENSION PLAN, OR BOTH. TRADITIONAL 401(K), SIMPLE 401(K), AND SAFE HARBOR 401(K) ARE ALSO AVAILABLE. A ROTH 401(K) OPTION IS AVAILABLE FOR ALL 401(K) PLAN TYPES.
--------------------------------------------------------------------------------

..   Choose the VOLUME SUBMITTER PLAN -- which automatically gives you a full range of services from AXA Equitable and offers the opportunity to utilize a cross-tested plan option. The services include your choice of the Program's investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Volume Submitter Plan, employers adopt the Volume Submitter Retirement Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
THE VOLUME SUBMITTER PLAN IS A DEFINED CONTRIBUTION PLAN THAT CAN BE ADOPTED AS A PROFIT SHARING PLAN (NEW COMPARABILITY OR AGE WEIGHTED) WITH OR WITHOUT
401(K) FEATURES. A ROTH 401(K) OPTION IS AVAILABLE FOR ALL 401(K) PLAN TYPES.
--------------------------------------------------------------------------------

..   Maintain your own INDIVIDUALLY DESIGNED PLAN -- and use the Pooled Trust
    for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.

--------------------------------------------------------------------------------
THE POOLED TRUST IS AN INVESTMENT VEHICLE USED WITH INDIVIDUALLY DESIGNED QUALIFIED RETIREMENT PLANS. IT CAN BE USED FOR BOTH DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS. WE PROVIDE RECORDKEEPING SERVICES FOR PLAN ASSETS HELD
IN THE POOLED TRUST.
--------------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED

If you choose either of the Plans, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS


Contributions can be made using the online contribution feature at ada.axa-equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 1599, Newark, NJ 07101-9764. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

                                  THE PROGRAM

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.


DISCONTINUANCE OF PROGRAM CONTRIBUTIONS

Contributions under the group annuity contract will continue with respect to the Plan unless one of the following circumstances occurs which would result in the discontinuance of such contributions:

(a)the Internal Revenue Service has determined that the Plan fails to qualify under Section 401(a) of the Code and applicable Treasury Regulation and we receive notice of such fact,

(b)the contract owner notifies us that participation of the Plan under the group annuity contract is to be terminated, in which case the contract owner will discontinue contributions to the contract,

(c)the contract fails to qualify as an annuity; if this occurs, we will have the right, upon receiving notice of such fact, to terminate the group annuity contract, or

(d)we decide to replace the terms of the group annuity contract with terms available under a different group annuity contract issued by AXA Equitable or one of its affiliated or subsidiary life insurance companies for plans qualified under Section 401(a) of the Code and the contract owner disapproves of such change after we provide notice to the contract owner of such change.

Written notice regarding the discontinuance of contributions will be provided.

ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions (e.g. employer contributions, 401(k) salary deferral contributions) in different percentages than your GRA Maturity Allocations.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE ADA PROGRAM IS THE AXA MODERATE ALLOCATION FUND. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE PROGRAM TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION FUND, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE AXA MODERATE ALLOCATION FUND, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE PROGRAM.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE. Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax information" later in this prospectus and the SAI.

AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT. These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Funds if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS. Withdrawals generally may not be taken from GRAs prior to maturity. See "Guaranteed Rate Accounts."

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

                                  THE PROGRAM

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Choosing benefit payment options" under "Transfers and access to your account" earlier in this prospectus, "Tax information" later in this prospectus and the SAI for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age
70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan, rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to ADA Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

..   A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, your entire post-tax account balance).

..   If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

..   Employees may generally not receive a distribution prior to severance from employment.

..   Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask his/her employer what types of withdrawals are available under his/her plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.

                                  THE PROGRAM

5. Charges and expenses

--------------------------------------------------------------------------------

You will incur two general types of charges under the Program:

(1)Charges based on the value of your assets in the Plan Trusts -- these apply to all amounts invested in the Plan Trusts (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the guaranteed options.

   We deduct amounts for the 3-year or 5-year GRA from each GRA.

   We make no deduction from your contributions or withdrawals for sales expenses.

ANNUITY ADMINISTRATIVE CHARGE

If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, such as our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as our premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

PROGRAM EXPENSE CHARGE

(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


We assess the Program expense charge as a daily charge calculated at an annual rate of your account balance held in the Plan Trusts. Based on the number of participants in the program and the assets in the Plan Trusts, we anticipate that the Program expense charge for the 12 month period beginning May 1, 2013 will be 0.50%. Under the terms of the contract, the maximum Program expense charge is 1.00%. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

We apply the Program expense charge toward the cost of maintenance of the investment and options, the promotion of the Program, Funds, guaranteed rate accounts, money market guarantee account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial, accounting costs, office equipment and stationery. During 2012 we received $7,501,243 compensation under the Program Expense Charge.


FUND RELATED OTHER EXPENSES

(BORNE BY THE PORTFOLIOS AND FUNDS AND BASED ON AMOUNTS INVESTED IN THE PROGRAM)

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.

MEMBERS RETIREMENT AND VOLUME SUBMITTER PLANS AND INDIVIDUALLY-DESIGNED PLAN FEES (PLAN AND TRANSACTION EXPENSES)

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's account balance. We charge this fee in part to offset the expenses that we incur in providing the participant-level record-keeping and reporting that we perform for those enrolled in the Program. This fee is:

---------------------------------------------------------------------------------
   Members Retirement Plan and Volume    $3 per quarter
     Submitter Plan participants
---------------------------------------------------------------------------------
   Investment Only                       $1 per quarter
---------------------------------------------------------------------------------

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or Plan Trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

PORTFOLIO OPERATING EXPENSES

(BORNE BY THE PORTFOLIOS AND FUNDS AND BASED ON AMOUNTS INVESTED IN THE PROGRAM)

The Funds are indirectly subject to investment management fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Investment Trusts' prospectuses.

                             CHARGES AND EXPENSES

FEES PAID TO THE AMERICAN DENTAL ASSOCIATION

We may pay the American Dental Association a fee for enabling the Program to be made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. For the year 2012, we received total fees and charges under the Program of $7,754,516.

                             CHARGES AND EXPENSES

6. Tax information

--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.


SPOUSAL STATUS

The determination of spousal status is made under applicable state law. Certain states provide that for purposes of insurance laws, policies, eligibility and benefits, a spouse in a same-gender marriage or civil union and a spouse in an opposite sex marriage are to be treated identically. Such laws typically provide that a party to a same-gender marriage or civil union shall be included in any definition or use of the terms "spouse," "family," "immediate family," "dependent," "next of kin," and other terms descriptive of spousal relationships as those terms are used throughout state law. This includes the terms "marriage" or "married" or variations thereon. While same-gender marriage or civil union spouses are afforded the same rights as married spouses under state law and while an employer's plan may provide for certain benefits, tax-related advantages are derived from federal tax law. State law does not and cannot alter federal law. The federal Defense of Marriage Act excludes same-gender marriages and civil unions and same-gender spouses and civil union partners from the meaning of the word "marriage" or "spouse" in all federal laws. Therefore, a same-gender spouse or civil union spouse does not qualify for the same tax advantages provided to an opposite sex spouse under federal law, including the tax benefits afforded to the surviving spouse of an owner of an annuity contract or any rights under specified tax-favored savings or retirement plans or arrangements.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code section 401. How these arrangements work, including special rules applicable to each, are described in the SAI. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the selection of Funds and guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to Federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.


If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from a designated Roth contribution account may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan, governmental employer Section 457 plan) or to Roth IRAs.


ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or traditional individual retirement arrangement ("IRA"), an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code, or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory Federal income tax withholding will apply and the distribution may be subject to the premature penalty tax unless the distribution is directly rolled over to a qualified plan, 403(b) plan, governmental employer Section 457 plan or an IRA. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

                                TAX INFORMATION

Distributions from a qualified plan, 403(b) annuity contract or a governmental employer 457(b) plan can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

IN-PLAN ROTH ROLLOVER

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.


A recent tax law change permits a plan to allow an internal direct transfer from a pre-tax or non-Roth after-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. Although the transfer would be taxable, it is not clear that withdrawals would be permitted from the designated Roth account under the plan. Additional IRS guidance will be required to implement this provision.


ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory Federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),
(c) distributions due to separation from active service after age 55 and
(d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under
Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the Plans, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

7. More information

--------------------------------------------------------------------------------

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The group annuity contract may be changed by amendment or replacement provided that such change does not reduce any annuity benefit provided before such change and provided that no rights, privileges, or benefits under the group annuity contract with respect to contributions made prior to the effective date of such change may be adversely affected by an amendment to the group annuity contract without the consent of the participant. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and transfer any amounts in that investment option to another option and (2) offer new investment options with different terms.

TERMINATION. We may terminate the group annuity contract upon 24 months' written notice to contract owners. If the contract is terminated, we will not accept any further contributions or perform any recordkeeping functions after the date of termination and amounts allocated to the GRAs would be held until maturity.

If your plan's trustee makes arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator), or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNT

Each Fund is part of our Separate Account No. 206. We established the separate account under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in the Funds for owners of our variable annuity contracts, including our group annuity contracts issued under the Program. The results of the separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate account and may withdraw any amounts we have in the separate account that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate account. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program. Separate Account No. 206 has twenty-five sub-accounts corresponding to each of the portfolios of the Investment Trusts. Because of exclusionary provisions, Separate Account No. 206 is not subject to regulation under the Investment Company Act of 1940. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the GRAs and Money Market Guarantee, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

                               MORE INFORMATION

FINANCIAL STATEMENTS

The financial statements of Separate Account 206, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-223-5790.

DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at www.sec.gov.

ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

These selected per unit data and ratios for the year ended December 31, 2012 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program.

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the period shown.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.




-------------------------------------------------------------------------------------
                                                  FOR THE YEAR ENDED DECEMBER 31,
                                              ---------------------------------------
                                               2012    2011    2010    2009    2008
-------------------------------------------------------------------------------------
 ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO
-------------------------------------------------------------------------------------
   Unit Value                                 $ 10.03      --      --      --      --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)             --      --      --      --      --
-------------------------------------------------------------------------------------
 ALL ASSET GROWTH-ALT 20
-------------------------------------------------------------------------------------
   Unit Value                                 $ 10.04      --      --      --      --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)              4      --      --      --      --
-------------------------------------------------------------------------------------
 ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO
-------------------------------------------------------------------------------------
   Unit Value                                 $ 10.01      --      --      --      --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)             34      --      --      --      --
-------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------
   Unit Value                                 $  9.79 $  8.59 $  9.31 $  8.26 $  6.51
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)          2,822   3,018   3,450   3,502   3,180
-------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------
   Unit Value                                 $  9.99      --      --      --      --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)             --      --      --      --      --
-------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------
   Unit Value                                 $ 10.78 $ 10.07 $ 10.16 $  9.34 $  8.19
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)          3,609   3,696   3,757   3,652   3,530
-------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------
   Unit Value                                 $ 10.50 $  9.68 $  9.94 $  9.07 $  7.78
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)         28,403  30,355  32,369  33,845  35,485
-------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------
   Unit Value                                 $ 10.23 $  9.20 $  9.70 $  8.72 $  7.17
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)          7,385   7,783   8,430   8,479   8,562
-------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------
   Unit Value                                 $ 13.01 $ 11.28 $ 11.38 $  8.57 $  6.33
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)          3,104   3,176   3,112   3,035   2,944
-------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------
   Unit Value                                 $  9.98      --      --      --      --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)             69      --      --      --      --
-------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------
                                          2012   2011   2010   2009   2008
---------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------
   Unit Value                            $10.92 $10.61 $10.15 $ 9.63 $ 9.40
---------------------------------------------------------------------------
   Number of units outstanding (000's)    3,638  3,472  3,246  3,033  2,776
---------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------
   Unit Value                            $10.03 $ 8.99 $ 9.45 $ 8.48 $ 6.41
---------------------------------------------------------------------------
   Number of units outstanding (000's)    1,213  1,416  1,566  1,533  1,450
---------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------
   Unit Value                            $11.15 $ 9.71 $ 9.58 $ 8.40 $ 6.70
---------------------------------------------------------------------------
   Number of units outstanding (000's)    7,595  7,960  8,184  8,309  7,862
---------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------
   Unit Value                            $10.13     --     --     --     --
---------------------------------------------------------------------------
   Number of units outstanding (000's)       37     --     --     --     --
---------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------
   Unit Value                            $15.51 $13.19 $13.70 $10.36 $ 7.35
---------------------------------------------------------------------------
   Number of units outstanding (000's)    2,478  2,552  2,616  2,025  1,518
---------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------
   Unit Value                            $ 8.00 $ 6.86 $ 7.84 $ 7.06 $ 4.72
---------------------------------------------------------------------------
   Number of units outstanding (000's)    3,798  4,112  4,800  4,801  4,000
---------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------
   Unit Value                            $ 7.87 $ 6.78 $ 8.19 $ 7.52 $ 5.57
---------------------------------------------------------------------------
   Number of units outstanding (000's)    4,257  4,546  4,963  5,192  4,995
---------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------
   Unit Value                            $10.56 $ 9.12 $ 9.65 $ 8.61 $ 6.53
---------------------------------------------------------------------------
   Number of units outstanding (000's)    2,247  2,310  2,310  2,237  2,149
---------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------
   Unit Value                            $ 9.72     --     --     --     --
---------------------------------------------------------------------------
   Number of units outstanding (000's)       83     --     --     --     --
---------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------
   Unit Value                            $11.20 $ 9.87 $10.26 $ 9.02 $ 6.77
---------------------------------------------------------------------------
   Number of units outstanding (000's)    3,131  3,539  3,690  3,874  4,017
---------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------
   Unit Value                            $ 9.10 $ 7.88 $ 8.31 $ 7.40 $ 6.17
---------------------------------------------------------------------------
   Number of units outstanding (000's)    1,013  1,170  1,232  1,190  1,195
---------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
---------------------------------------------------------------------------
   Unit Value                            $10.40     --     --     --     --
---------------------------------------------------------------------------
   Number of units outstanding (000's)       94     --     --     --     --
---------------------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------------------
   Unit Value                            $10.88 $ 9.31 $ 9.56 $ 7.63 $ 5.62
---------------------------------------------------------------------------
   Number of units outstanding (000's)    1,605  1,716  1,576  1,561  1,548
---------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------
                                          2012   2011   2010   2009   2008
---------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------
   Unit Value                            $11.33 $ 9.58 $10.59 $ 8.69 $ 6.44
---------------------------------------------------------------------------
   Number of units outstanding (000's)    1,007  1,028    992    957    443
---------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
---------------------------------------------------------------------------
   Unit Value                            $11.93 $11.00 $11.94 $ 9.05 $ 5.78
---------------------------------------------------------------------------
   Number of units outstanding (000's)    2,946  3,239  3,500  2,983  2,558
---------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------
   Unit Value                            $12.32 $10.69 $11.16 $ 8.90 $ 7.08
---------------------------------------------------------------------------
   Number of units outstanding (000's)    1,518  1,592  1,564  1,520  1,494
---------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------
   Unit Value                            $ 9.91 $ 8.33 $ 9.10 $ 8.45 $ 6.52
---------------------------------------------------------------------------
   Number of units outstanding (000's)    3,122  3,219  3,390  3,451  3,400
---------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
---------------------------------------------------------------------------
   Unit Value                            $12.17 $10.26 $10.49 $ 9.04 $ 6.35
---------------------------------------------------------------------------
   Number of units outstanding (000's)    4,079  3,803  3,725  3,692  3,351
---------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
---------------------------------------------------------------------------
   Unit Value                            $ 9.85     --     --     --     --
---------------------------------------------------------------------------
   Number of units outstanding (000's)      144     --     --     --     --
---------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------
   Unit Value                            $10.02     --     --     --     --
---------------------------------------------------------------------------
   Number of units outstanding (000's)      233     --     --     --     --
---------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
---------------------------------------------------------------------------
   Unit Value                            $ 9.92 $ 9.45 $ 9.01 $ 8.48 $ 7.75
---------------------------------------------------------------------------
   Number of units outstanding (000's)    2,121  1,726  1,483  1,359  1,217
---------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------
   Unit Value                            $ 9.60     --     --     --     --
---------------------------------------------------------------------------
   Number of units outstanding (000's)        2     --     --     --     --
---------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
---------------------------------------------------------------------------
   Unit Value                            $10.34 $ 9.35 $ 9.64 $ 8.73 $ 7.28
---------------------------------------------------------------------------
   Number of units outstanding (000's)    4,006  4,540  4,641  4,834  4,544
---------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
---------------------------------------------------------------------------
   Unit Value                            $10.16 $ 9.03 $ 9.42 $ 8.44 $ 6.87
---------------------------------------------------------------------------
   Number of units outstanding (000's)    4,886  4,844  5,117  5,124  4,636
---------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
---------------------------------------------------------------------------
   Unit Value                            $10.04 $ 8.82 $ 9.28 $ 8.25 $ 6.59
---------------------------------------------------------------------------
   Number of units outstanding (000's)    1,967  1,919  1,925  1,723  1,465
---------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
---------------------------------------------------------------------------
   Unit Value                            $ 9.81 $ 8.53 $ 9.05 $ 8.01 $ 6.29
---------------------------------------------------------------------------
   Number of units outstanding (000's)      716    646    549    495    424
---------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract's features and benefits as previously described in this prospectus.


STATES WHERE CERTAIN AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


------------------------------------------------------------------------------
 STATE     FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
MINNESOTA  See "The Money Market Guarantee   We guarantee the amount of your
           Account Guarantee" under "The     contributions to the Money
           guaranteed options" in the        Market Guarantee Account. Any
           "Program investment options"      amount held in the Money Market
           section                           Guarantee Account becomes part
                                             of the assets in our general
                                             account, which supports the
                                             guarantees of your contract and
                                             other contracts. No company
                                             other than AXA Equitable has any
                                             financial responsibility for the
                                             contributions allocated to the
                                             Money Market Guarantee Account
                                             or the interest credited to them.
------------------------------------------------------------------------------

UTAH       See "Types of benefits" in        The fifth and sixth sentences of
           "Choosing benefit payment         the second paragraph are deleted
           options"                          in their entirety.
------------------------------------------------------------------------------

    APPENDIX II: STATE CONTRACT VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Funding of the Program                                        2

Your responsibilities as employer                             2

Procedures for withdrawals, distributions and transfers       2

Provisions of the Plans                                       4

Distribution of the contracts                                 7

Custodian and independent registered public accounting firm   7

Financial statements                                          8

CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The ADA Members Retirement Program
   P.O. Box 4872
   Syracuse, NY 13221


----------------------------------------------------------------------------------
Please send me a copy of the Statement of Additional Information for the ADA Members Retirement Program Prospectus dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip
----------------------------------------------------------------------------------
Copyright 2013 by AXA Equitable Life Insurance Company. All rights reserved.

American Dental Association

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2013



This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2013 for the American Dental Association Members Retirement Program.


--------------------------------------------------------------------------------

A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4872, Syracuse, NY, 13221 or by calling our toll-free telephone number, in the US 1-800-223-5790 or
 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2013 to which this SAI relates.

      TABLE OF CONTENTS
                                                               PAGE IN SAI
                                                               -----------

      Who is AXA Equitable?                                         2

      Funding of the Program                                        2

      Your responsibilities as employer                             2

      Procedures for withdrawals, distributions and transfers       2

      Provisions of the Plans                                       4

      Distribution of the contracts                                 7

      Custodian and independent registered public
        accounting firm                                             7

      Financial statements                                          8




             Copyright 2013 AXA Equitable Life Insurance Company.

  1290 Avenue of the Americas, New York, New York 10104. All rights reserved.

                                                                        #417061

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The plan's trustee holds all contracts for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt one of the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"), you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us, and when required, signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor or Internal Revenue Service, if required;

..   providing us the information with which to run special non-discrimination tests, if you have a
     401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15/th/ business day of the month following the month in which the employer withholds or receives participant contributions); The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-223-5790 or write to us at Box 4872 Syracuse, NY 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Plans, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the Plans are maintained as 401(k) plans and you are under age 59 1/2; you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. The plan's definition of hardship applies to employer contributions but not to your 401(k) contributions -- including employee pre-tax contributions, employer qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your account balance under the Plans attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See "Tax information" in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal consent requirement" below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the Funds may be delayed if there is any delay in redemption of shares of the respective portfolios in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE "PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA" BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under either of the Plans, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.

Under an individually designed plan your employer must send us a Request for Disbursement Form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from AXA Equitable. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits form.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.

DEATH BENEFITS. If a participant in either of the Plans dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survives, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an eligible retirement plan. An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually):
(1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution", we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, your money remains in the GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

The Program does not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as explained below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. There are no qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals will be used first. Please note that withdrawals, transfers, reallocations on maturity and benefit distributions from GRAs provided by a carrier other than AXA Equitable are subject to AXA Equitable's receipt of the proceeds of such GRA from such carrier.

EXEMPT WITHDRAWAL. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

..   you are a dentist age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

..   you are not a dentist and you attain age 59 1/2 or terminate employment;

..   you are disabled;

..   you attain age 70 1/2; or

..   you die.

QUALIFIED WITHDRAWAL. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a dentist and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration.

For GRAs issued through July 15, 2008, the interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

(i)the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

(ii)the years and/or fraction of a year until maturity, times;

(iii)the amount withdrawn from the GRA.

For GRAs issued on or after July 16, 2008, the interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

(i)the amount by which the rate of a GRA with the same maturity being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

(ii)the years and/or fraction of a year until maturity, times;

(iii)the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If a GRA with the same maturity is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus 1% interest per year. We make no adjustment if the current GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRA.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

..   You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.

PROVISIONS OF THE PLANS

PLAN ELIGIBILITY REQUIREMENTS. Under the Plans, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed
21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below).

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current Federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its Federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15/th/ business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE PLANS. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts either of the Plans as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis "Roth 401(k)" option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.


For 2013, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $115,000 from the practice. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $17,500 for 2013, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2013 is $12,000.

The additional "catch-up" elective deferral for 2013 is up to $5,500 and can be made by any employees who are at least age 50 at any time during 2013. For a SIMPLE 401(k), the "catch-up" elective deferral is $2,500 for 2013.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are not treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Master Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $255,000 in 2013 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2013, "key employee" means (a) an officer of the practice with earnings of more than $165,000 or (b) an owner of more than 5% of the practice, or
(c) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions generally do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2013 may not exceed the lesser of (a) $51,000 or (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions, SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over or transferred from an IRA or eligible employer plan. Our records will also reflect each participant's percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.

The participant will receive confirmation of transactions (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plans to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to state income taxes.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System ("AIMS") or accessing the Website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee, and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral)). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION FUND, WHICH IS INTENDED TO BE A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. The Pension Protection Act of 2006 instructs the DOL that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLANS AND SECTION 404(C) OF ERISA. The Plans are participant directed individual account plan designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Plans intending to comply with Section 404(c) must, among other things,
(a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Plans. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Plans unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

-------------------------------------------------------------------------------
                                    SCHEDULE A SCHEDULE B SCHEDULE C SCHEDULE E
                                    -------------------------------------------
             YEARS OF                 VESTED     VESTED     VESTED     VESTED
             SERVICE                PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE
-------------------------------------------------------------------------------
                1                       0%         0%         0%        100%
-------------------------------------------------------------------------------
                2                       100        20          0        100
-------------------------------------------------------------------------------
                3                       100        40         100       100
-------------------------------------------------------------------------------
                4                       100        60         100       100
-------------------------------------------------------------------------------
                5                       100        80         100       100
-------------------------------------------------------------------------------
                6                       100        100        100       100
-------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule E.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year "graded vesting" schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 206.


The financial statements of each Separate Account at December 31, 2012 and for each of the two years in the period ended December 31, 2012, and the consolidated financial statements of AXA Equitable at December 31, 2012, 2011 and 2010 for each of the three years in the period ended December 31, 2012 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                             FINANCIAL STATEMENTS

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account No. 206 reflect applicable fees, charges and other expenses under the Program in effect during the periods covered and they also reflect the charges against the accounts made in accordance with the terms of all other contracts participating in the separate account.


SEPARATE ACCOUNT NO. 206:
   Report of Independent Registered Public Accounting Firm..............................................  FSA-1
Separate Account No. 206
   Statements of Assets and Liabilities, December 31, 2012..............................................  FSA-2
   Statements of Operations Year Ended December 31, 2012................................................  FSA-9
   Statements of Changes in Net Assets Years Ended December 31, 2012 and 2011........................... FSA-18
   Notes to Financial Statements........................................................................ FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY:
Report of Independent Registered Public Accounting Firm.................................................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2012 and 2011..............................................    F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31, 2012, 2011 and 2010.............    F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2012, 2011 and 2010.    F-4
   Consolidated Statements of Equity, Years Ended December 31, 2012, 2011 and 2010......................    F-5
   Consolidated Statements of Cash Flows, Years Ended December 31, 2012, 2011 and 2010..................    F-6
   Notes to Consolidated Financial Statements...........................................................    F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and the Contractowners of Separate Account No. 206 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 206 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

                                 FSA-1  #413360

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                           ALL ASSET                           ALL ASSET
                                                       AGGRESSIVE-ALT 25 ALL ASSET GROWTH- MODERATE GROWTH-  AXA AGGRESSIVE
                                                          PORTFOLIO*          ALT 20*      ALT 15 PORTFOLIO*  ALLOCATION*
                                                       ----------------- ----------------- ----------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $   21            $41,685          $345,048       $27,630,002
Receivable for The Trusts shares sold.................          --                 --                --            53,262
Receivable for policy-related transactions............          11                 11             9,136                --
                                                            ------            -------          --------       -----------
   Total assets.......................................          32             41,696           354,184        27,683,264
                                                            ------            -------          --------       -----------

LIABILITIES:
Payable for The Trusts shares purchased...............          11                 11             9,136                --
Payable for policy-related transactions...............          --                 --                --            53,262
Accrued Expenses......................................          --                 10                63            11,844
                                                            ------            -------          --------       -----------
   Total liabilities..................................          11                 21             9,199            65,106
                                                            ------            -------          --------       -----------
NET ASSETS............................................      $   21            $41,675          $344,985       $27,618,158
                                                            ======            =======          ========       ===========

NET ASSETS:
Accumulation Unit Values..............................      $   21            $41,675          $344,911       $27,615,424
Retained by AXA Equitable in Separate Account No. 206.                             --                74             2,734
                                                            ------            -------          --------       -----------
TOTAL NET ASSETS......................................      $   21            $41,675          $344,985       $27,618,158
                                                            ======            =======          ========       ===========

Investments in shares of The Trusts, at cost..........      $   21            $42,718          $341,011       $25,982,993
The Trusts shares held
   Class K............................................           2              2,267            33,893         2,778,950
   UNITS OUTSTANDING (000'S)
    MRP...............................................          --                  4                34             2,822
   UNIT VALUE
    MRP...............................................      $10.03            $ 10.04          $  10.01       $      9.79

                                                       AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                         ALLOCATION*         ALLOCATION*
                                                       ---------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $3,518           $38,930,762
Receivable for The Trusts shares sold.................           1                    --
Receivable for policy-related transactions............          --                 6,887
                                                            ------           -----------
   Total assets.......................................       3,519            38,937,649
                                                            ------           -----------

LIABILITIES:
Payable for The Trusts shares purchased...............          --                 6,887
Payable for policy-related transactions...............           1                    --
Accrued Expenses......................................           1                16,791
                                                            ------           -----------
   Total liabilities..................................           2                23,678
                                                            ------           -----------
NET ASSETS............................................      $3,517           $38,913,971
                                                            ======           ===========

NET ASSETS:
Accumulation Unit Values..............................      $3,517           $38,910,249
Retained by AXA Equitable in Separate Account No. 206.          --                 3,722
                                                            ------           -----------
TOTAL NET ASSETS......................................      $3,517           $38,913,971
                                                            ======           ===========

Investments in shares of The Trusts, at cost..........      $3,577           $38,045,896
The Trusts shares held
   Class K............................................         367             4,040,250
   UNITS OUTSTANDING (000'S)
    MRP...............................................          --                 3,609
   UNIT VALUE
    MRP...............................................      $ 9.99           $     10.78

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-2

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                                      EQ/ALLIANCEBERNSTEIN    EQ/BOSTON
                                                       AXA MODERATE AXA MODERATE-PLUS      SMALL CAP       ADVISORS EQUITY
                                                       ALLOCATION*     ALLOCATION*          GROWTH*            INCOME*
                                                       ------------ ----------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value.... $298,531,895    $75,603,932        $40,393,179         $684,119
Receivable for The Trusts shares sold.................      478,416             --             26,361               --
Receivable for policy-related transactions............           --          9,447                 --           21,068
                                                       ------------    -----------        -----------         --------
   Total assets.......................................  299,010,311     75,613,379         40,419,540          705,187
                                                       ------------    -----------        -----------         --------

LIABILITIES:
Payable for The Trusts shares purchased...............           --          9,447                 --           21,068
Payable for policy-related transactions...............      478,416             --             26,361               --
Accrued Expenses......................................      129,689         32,584             17,276              115
                                                       ------------    -----------        -----------         --------
   Total liabilities..................................      608,105         42,031             43,637           21,183
                                                       ------------    -----------        -----------         --------
NET ASSETS............................................ $298,402,206    $75,571,348        $40,375,903         $684,004
                                                       ============    ===========        ===========         ========

NET ASSETS:
Accumulation Unit Values.............................. $298,374,649    $75,563,904        $40,371,616         $683,797
Retained by AXA Equitable in Separate Account No. 206.       27,557          7,444              4,287              207
                                                       ------------    -----------        -----------         --------
TOTAL NET ASSETS...................................... $298,402,206    $75,571,348        $40,375,903         $684,004
                                                       ============    ===========        ===========         ========

Investments in shares of The Trusts, at cost.......... $328,220,603    $78,765,049        $34,590,097         $675,919
The Trusts shares held
   Class K............................................   22,199,094      7,360,267          2,367,794          116,777
   UNITS OUTSTANDING (000'S)
    MRP...............................................       28,403          7,385              3,104               69
   UNIT VALUE
    MRP............................................... $      10.50    $     10.23        $     13.01         $   9.98

                                                       EQ/CORE BOND EQ/DAVIS NEW YORK
                                                          INDEX*        VENTURE*
                                                       ------------ -----------------
ASSETS:
Investments in shares of The Trusts, at fair value.... $39,756,969     $12,177,475
Receivable for The Trusts shares sold.................          --             505
Receivable for policy-related transactions............       7,335              --
                                                       -----------     -----------
   Total assets.......................................  39,764,304      12,177,980
                                                       -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased...............       7,335              --
Payable for policy-related transactions...............          --             505
Accrued Expenses......................................      17,058           5,205
                                                       -----------     -----------
   Total liabilities..................................      24,393           5,710
                                                       -----------     -----------
NET ASSETS............................................ $39,739,911     $12,172,270
                                                       ===========     ===========

NET ASSETS:
Accumulation Unit Values.............................. $39,736,243     $12,170,993
Retained by AXA Equitable in Separate Account No. 206.       3,668           1,277
                                                       -----------     -----------
TOTAL NET ASSETS...................................... $39,739,911     $12,172,270
                                                       ===========     ===========

Investments in shares of The Trusts, at cost.......... $39,499,491     $10,310,395
The Trusts shares held
   Class K............................................   3,917,902       1,186,488
   UNITS OUTSTANDING (000'S)
    MRP...............................................       3,638           1,213
   UNIT VALUE
    MRP............................................... $     10.92     $     10.03

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                       EQ/GAMCO
                                                       EQ/EQUITY 500  MERGERS AND  EQ/GAMCO SMALL EQ/GLOBAL MULTI-
                                                          INDEX*     ACQUISITIONS* COMPANY VALUE*  SECTOR EQUITY*
                                                       ------------- ------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....  $84,765,487    $377,530     $38,437,282     $30,409,053
Receivable for The Trusts shares sold.................           --          --              --              --
Receivable for policy-related transactions............       52,163      21,000          17,661         113,002
                                                        -----------    --------     -----------     -----------
   Total assets.......................................   84,817,650     398,530      38,454,943      30,522,055
                                                        -----------    --------     -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased...............       52,163      21,000          17,661         113,002
Payable for policy-related transactions...............           --          --              --              --
Accrued Expenses......................................       36,375          86          16,256          13,043
                                                        -----------    --------     -----------     -----------
   Total liabilities..................................       88,538      21,086          33,917         126,045
                                                        -----------    --------     -----------     -----------
NET ASSETS............................................  $84,729,112    $377,444     $38,421,026     $30,396,010
                                                        ===========    ========     ===========     ===========

NET ASSETS:
Accumulation Unit Values..............................  $84,720,717    $377,410     $38,416,831     $30,393,240
Retained by AXA Equitable in Separate Account No. 206.        8,395          34           4,195           2,770
                                                        -----------    --------     -----------     -----------
TOTAL NET ASSETS......................................  $84,729,112    $377,444     $38,421,026     $30,396,010
                                                        ===========    ========     ===========     ===========

Investments in shares of The Trusts, at cost..........  $69,281,476    $378,748     $34,526,205     $27,224,407
The Trusts shares held
   Class K............................................    3,414,557      29,994         910,593       2,455,056
   UNITS OUTSTANDING (000'S)
    MRP...............................................        7,595          37           2,478           3,798
   UNIT VALUE
    MRP...............................................  $     11.15    $  10.13     $     15.51     $      8.00

                                                       EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                          CORE PLUS*     OPPORTUNITIES*
                                                       ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value....   $33,523,479       $23,742,231
Receivable for The Trusts shares sold.................            --                --
Receivable for policy-related transactions............           669             4,595
                                                         -----------       -----------
   Total assets.......................................    33,524,148        23,746,826
                                                         -----------       -----------

LIABILITIES:
Payable for The Trusts shares purchased...............           669             4,595
Payable for policy-related transactions...............            --                --
Accrued Expenses......................................        14,368            10,120
                                                         -----------       -----------
   Total liabilities..................................        15,037            14,715
                                                         -----------       -----------
NET ASSETS............................................   $33,509,111       $23,732,111
                                                         ===========       ===========

NET ASSETS:
Accumulation Unit Values..............................   $33,505,522       $23,729,675
Retained by AXA Equitable in Separate Account No. 206.         3,589             2,436
                                                         -----------       -----------
TOTAL NET ASSETS......................................   $33,509,111       $23,732,111
                                                         ===========       ===========

Investments in shares of The Trusts, at cost..........   $37,264,972       $20,867,804
The Trusts shares held
   Class K............................................     3,787,946         2,257,557
   UNITS OUTSTANDING (000'S)
    MRP...............................................         4,257             2,247
   UNIT VALUE
    MRP...............................................   $      7.87       $     10.56

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                       EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP EQ/MFS INTERNATIONAL EQ/MID CAP
                                                       GROWTH INDEX* GROWTH PLUS* VALUE PLUS*        GROWTH*          INDEX*
                                                       ------------- ------------ ------------ -------------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value....   $804,853    $35,095,830   $9,227,386       $  973,592      $17,459,160
Receivable for The Trusts shares sold.................         --             --          388               --               --
Receivable for policy-related transactions............         98          4,929           --           30,266           40,586
                                                         --------    -----------   ----------       ----------      -----------
   Total assets.......................................    804,951     35,100,759    9,227,774        1,003,858       17,499,746
                                                         --------    -----------   ----------       ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased...............         98          4,929           --           30,266           40,586
Payable for policy-related transactions...............         --             --          388               --               --
Accrued Expenses......................................        129         15,277        3,960              154            7,461
                                                         --------    -----------   ----------       ----------      -----------
   Total liabilities..................................        227         20,206        4,348           30,420           48,047
                                                         --------    -----------   ----------       ----------      -----------
NET ASSETS............................................   $804,724    $35,080,553   $9,223,426       $  973,438      $17,451,699
                                                         ========    ===========   ==========       ==========      ===========

NET ASSETS:
Accumulation Unit Values..............................   $804,540    $35,077,010   $9,222,435       $  972,909      $17,449,905
Retained by AXA Equitable in Separate Account No. 206.        184          3,543          991              529            1,794
                                                         --------    -----------   ----------       ----------      -----------
TOTAL NET ASSETS......................................   $804,724    $35,080,553   $9,223,426       $  973,438      $17,451,699
                                                         ========    ===========   ==========       ==========      ===========

Investments in shares of The Trusts, at cost..........   $794,481    $28,101,098   $7,906,900       $  951,769      $14,066,603
The Trusts shares held
   Class K............................................     80,195      1,901,443      847,013          147,170        1,844,580
   UNITS OUTSTANDING (000'S)
    MRP...............................................         83          3,131        1,013               94            1,605
   UNIT VALUE
    MRP...............................................   $   9.72    $     11.20   $     9.10       $    10.40      $     10.88

                                                       EQ/MID CAP VALUE
                                                            PLUS*
                                                       ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....   $11,421,740
Receivable for The Trusts shares sold.................         2,348
Receivable for policy-related transactions............            --
                                                         -----------
   Total assets.......................................    11,424,088
                                                         -----------

LIABILITIES:
Payable for The Trusts shares purchased...............            --
Payable for policy-related transactions...............         2,348
Accrued Expenses......................................         4,791
                                                         -----------
   Total liabilities..................................         7,139
                                                         -----------
NET ASSETS............................................   $11,416,949
                                                         ===========

NET ASSETS:
Accumulation Unit Values..............................   $11,415,820
Retained by AXA Equitable in Separate Account No. 206.         1,129
                                                         -----------
TOTAL NET ASSETS......................................   $11,416,949
                                                         ===========

Investments in shares of The Trusts, at cost..........   $ 9,508,654
The Trusts shares held
   Class K............................................     1,081,976
   UNITS OUTSTANDING (000'S)
    MRP...............................................         1,007
   UNIT VALUE
    MRP...............................................   $     11.33

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                       EQ/MORGAN STANLEY EQ/SMALL COMPANY EQ/T. ROWE PRICE  EQ/TEMPLETON
                                                        MID CAP GROWTH*       INDEX*       GROWTH STOCK*   GLOBAL EQUITY*
                                                       ----------------- ---------------- ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....    $35,163,622      $18,718,683      $49,677,030     $30,964,457
Receivable for The Trusts shares sold.................             --               --               --          29,256
Receivable for policy-related transactions............          9,904            7,122           26,053              --
                                                          -----------      -----------      -----------     -----------
   Total assets.......................................     35,173,526       18,725,805       49,703,083      30,993,713
                                                          -----------      -----------      -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased...............          9,904            7,122           26,053              --
Payable for policy-related transactions...............             --               --               --          29,256
Accrued Expenses......................................         15,472            7,892           21,140          13,253
                                                          -----------      -----------      -----------     -----------
   Total liabilities..................................         25,376           15,014           47,193          42,509
                                                          -----------      -----------      -----------     -----------
NET ASSETS............................................    $35,148,150      $18,710,791      $49,655,890     $30,951,204
                                                          ===========      ===========      ===========     ===========

NET ASSETS:
Accumulation Unit Values..............................    $35,144,381      $18,708,784      $49,651,111     $30,947,987
Retained by AXA Equitable in Separate Account No. 206.          3,769            2,007            4,779           3,217
                                                          -----------      -----------      -----------     -----------
TOTAL NET ASSETS......................................    $35,148,150      $18,710,791      $49,655,890     $30,951,204
                                                          ===========      ===========      ===========     ===========

Investments in shares of The Trusts, at cost..........    $35,918,629      $16,992,414      $39,224,227     $28,922,480
The Trusts shares held
   Class K............................................      2,247,870        1,927,812        2,044,372       3,385,973
   UNITS OUTSTANDING (000'S)
    MRP...............................................          2,946            1,518            4,079           3,122
   UNIT VALUE
    MRP...............................................    $     11.93      $     12.32      $     12.17     $      9.91

                                                       EQ/WELLS FARGO MULTIMANAGER
                                                       OMEGA GROWTH*   CORE BOND*
                                                       -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value....   $1,416,217    $2,340,022
Receivable for The Trusts shares sold.................           --            --
Receivable for policy-related transactions............       30,000         7,316
                                                         ----------    ----------
   Total assets.......................................    1,446,217     2,347,338
                                                         ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased...............       30,000         7,316
Payable for policy-related transactions...............           --            --
Accrued Expenses......................................          266           494
                                                         ----------    ----------
   Total liabilities..................................       30,266         7,810
                                                         ----------    ----------
NET ASSETS............................................   $1,415,951    $2,339,528
                                                         ==========    ==========

NET ASSETS:
Accumulation Unit Values..............................   $1,415,881    $2,339,243
Retained by AXA Equitable in Separate Account No. 206.           70           285
                                                         ----------    ----------
TOTAL NET ASSETS......................................   $1,415,951    $2,339,528
                                                         ==========    ==========

Investments in shares of The Trusts, at cost..........   $1,431,103    $2,406,145
The Trusts shares held
   Class K............................................      126,134       227,447
   UNITS OUTSTANDING (000'S)
    MRP...............................................          144           233
   UNIT VALUE
    MRP...............................................   $     9.85    $    10.02

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                          MULTIMANAGER    MULTIMANAGER TARGET 2015 TARGET 2025 TARGET 2035
                                                       MULTI-SECTOR BOND* TECHNOLOGY*  ALLOCATION* ALLOCATION* ALLOCATION*
                                                       ------------------ ------------ ----------- ----------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value....    $21,053,192       $15,438    $41,436,431 $49,680,350 $19,764,950
Receivable for The Trusts shares sold.................         15,864            --             --          --          --
Receivable for policy-related transactions............             --         5,002         25,381      38,716      11,839
                                                          -----------       -------    ----------- ----------- -----------
   Total assets.......................................     21,069,056        20,440     41,461,812  49,719,066  19,776,789
                                                          -----------       -------    ----------- ----------- -----------

LIABILITIES:
Payable for The Trusts shares purchased...............             --         5,000         25,381      38,716      11,839
Payable for policy-related transactions...............         15,864            --             --          --          --
Accrued Expenses......................................          9,012                       17,941      21,284       8,417
                                                          -----------       -------    ----------- ----------- -----------
   Total liabilities..................................         24,876         5,000         43,322      60,000      20,256
                                                          -----------       -------    ----------- ----------- -----------
NET ASSETS............................................    $21,044,180       $15,440    $41,418,490 $49,659,066 $19,756,533
                                                          ===========       =======    =========== =========== ===========

NET ASSETS:
Accumulation Unit Values..............................    $21,042,235       $15,430    $41,414,410 $49,654,570 $19,754,585
Retained by AXA Equitable in Separate Account No. 206.          1,945            10          4,080       4,496       1,948
                                                          -----------       -------    ----------- ----------- -----------
TOTAL NET ASSETS......................................    $21,044,180       $15,440    $41,418,490 $49,659,066 $19,756,533
                                                          ===========       =======    =========== =========== ===========

Investments in shares of The Trusts, at cost..........    $20,849,301       $15,421    $39,879,116 $46,813,132 $17,948,250
The Trusts shares held
   Class K............................................      5,213,445         1,088      4,542,340   5,385,193   2,154,819
   UNITS OUTSTANDING (000'S)
    MRP...............................................          2,121             2          4,006       4,886       1,967
   UNIT VALUE
    MRP...............................................    $      9.92       $  9.60    $     10.34 $     10.16 $     10.04

                                                       TARGET 2045
                                                       ALLOCATION*
                                                       -----------
ASSETS:
Investments in shares of The Trusts, at fair value.... $7,029,854
Receivable for The Trusts shares sold.................         --
Receivable for policy-related transactions............     20,979
                                                       ----------
   Total assets.......................................  7,050,833
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased...............     20,979
Payable for policy-related transactions...............         --
Accrued Expenses......................................      2,957
                                                       ----------
   Total liabilities..................................     23,936
                                                       ----------
NET ASSETS............................................ $7,026,897
                                                       ==========

NET ASSETS:
Accumulation Unit Values.............................. $7,026,195
Retained by AXA Equitable in Separate Account No. 206.        702
                                                       ----------
TOTAL NET ASSETS...................................... $7,026,897
                                                       ==========

Investments in shares of The Trusts, at cost.......... $6,134,159
The Trusts shares held
   Class K............................................    798,103
   UNITS OUTSTANDING (000'S)
    MRP...............................................        716
   UNIT VALUE
    MRP............................................... $     9.81

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges

                                                                                 UNITS
                                            CONTRACT                          OUTSTANDING
                                            CHARGES* SHARE CLASS** UNIT VALUE   (000S)+
FUND NAME                                   -------- ------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO......   0.52%        K         $10.03         --
ALL ASSET GROWTH-ALT 20....................   0.52%        K         $10.04          4
ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO.   0.52%        K         $10.01         34
AXA AGGRESSIVE ALLOCATION..................   0.52%        K         $ 9.79      2,822
AXA CONSERVATIVE ALLOCATION................   0.52%        K         $ 9.99         --
AXA CONSERVATIVE-PLUS ALLOCATION...........   0.52%        K         $10.78      3,609
AXA MODERATE ALLOCATION....................   0.52%        K         $10.50     28,403
AXA MODERATE-PLUS ALLOCATION...............   0.52%        K         $10.23      7,385
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH......   0.52%        K         $13.01      3,104
EQ/BOSTON ADVISORS EQUITY INCOME...........   0.52%        K         $ 9.98         69
EQ/CORE BOND INDEX.........................   0.52%        K         $10.92      3,638
EQ/DAVIS NEW YORK VENTURE..................   0.52%        K         $10.03      1,213
EQ/EQUITY 500 INDEX........................   0.52%        K         $11.15      7,595
EQ/GAMCO MERGERS AND ACQUISITIONS..........   0.52%        K         $10.13         37
EQ/GAMCO SMALL COMPANY VALUE...............   0.52%        K         $15.51      2,478
EQ/GLOBAL MULTI-SECTOR EQUITY..............   0.52%        K         $ 8.00      3,798
EQ/INTERNATIONAL CORE PLUS.................   0.52%        K         $ 7.87      4,257
EQ/JPMORGAN VALUE OPPORTUNITIES............   0.52%        K         $10.56      2,247
EQ/LARGE CAP GROWTH INDEX..................   0.52%        K         $ 9.72         83
EQ/LARGE CAP GROWTH PLUS...................   0.52%        K         $11.20      3,131
EQ/LARGE CAP VALUE PLUS....................   0.52%        K         $ 9.10      1,013
EQ/MFS INTERNATIONAL GROWTH................   0.52%        K         $10.40         94
EQ/MID CAP INDEX...........................   0.52%        K         $10.88      1,605
EQ/MID CAP VALUE PLUS......................   0.52%        K         $11.33      1,007
EQ/MORGAN STANLEY MID CAP GROWTH...........   0.52%        K         $11.93      2,946
EQ/SMALL COMPANY INDEX.....................   0.52%        K         $12.32      1,518
EQ/T. ROWE PRICE GROWTH STOCK..............   0.52%        K         $12.17      4,079
EQ/TEMPLETON GLOBAL EQUITY.................   0.52%        K         $ 9.91      3,122
EQ/WELLS FARGO OMEGA GROWTH................   0.52%        K         $ 9.85        144
MULTIMANAGER CORE BOND.....................   0.52%        K         $10.02        233
MULTIMANAGER MULTI-SECTOR BOND.............   0.52%        K         $ 9.92      2,121
MULTIMANAGER TECHNOLOGY....................   0.52%        K         $ 9.60          2
TARGET 2015 ALLOCATION.....................   0.52%        K         $10.34      4,006
TARGET 2025 ALLOCATION.....................   0.52%        K         $10.16      4,886
TARGET 2035 ALLOCATION.....................   0.52%        K         $10.04      1,967
TARGET 2045 ALLOCATION.....................   0.52%        K         $ 9.81        716

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, direct operating and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the Portfolio that the Variable Investment
  Options invest in, as further described in Note 5 of these financial statements.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.

                                     FSA-8

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                       ALL ASSET                             ALL ASSET
                                                                   AGGRESSIVE-ALT 25 ALL ASSET GROWTH-   MODERATE GROWTH-
                                                                    PORTFOLIO*/(1)/    ALT 20*/(1)/    ALT 15 PORTFOLIO*/(1)/
                                                                   ----------------- ----------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $--             $   692             $4,425
  Expenses:
   Asset-based charges............................................         --                  10                109
                                                                          ---             -------             ------

NET INVESTMENT INCOME.............................................         --                 682              4,316
                                                                          ---             -------             ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments...................................         --                  --                193
   Realized gain distribution from The Trusts.....................         --                 737                 13
                                                                          ---             -------             ------
  Net realized gain...............................................         --                 737                206
                                                                          ---             -------             ------
  Change in unrealized appreciation (depreciation) of investments.         --              (1,033)             4,037
                                                                          ---             -------             ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         --                (296)             4,243
                                                                          ---             -------             ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............        $--             $   386             $8,559
                                                                          ===             =======             ======

                                                                   AXA AGGRESSIVE
                                                                    ALLOCATION*
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  300,360
  Expenses:
   Asset-based charges............................................      136,042
                                                                     ----------

NET INVESTMENT INCOME.............................................      164,318
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments...................................      878,647
   Realized gain distribution from The Trusts.....................      361,180
                                                                     ----------
  Net realized gain...............................................    1,239,827
                                                                     ----------
  Change in unrealized appreciation (depreciation) of investments.    2,137,911
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    3,377,738
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $3,542,056
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-9

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE- AXA MODERATE
                                                                   ALLOCATION*/(1)/ PLUS ALLOCATION*  ALLOCATION*
                                                                   ---------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 38          $   412,538    $ 3,078,745
  Expenses:
   Asset-based charges............................................          1              194,660      1,531,973
                                                                         ----          -----------    -----------

NET INVESTMENT INCOME.............................................         37              217,878      1,546,772
                                                                         ----          -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized loss on investments...................................         --           (1,273,303)    (8,535,796)
   Realized gain distribution from The Trusts.....................         29              535,169      3,499,877
                                                                         ----          -----------    -----------
  Net realized gain (loss)........................................         29             (738,134)    (5,035,919)
                                                                         ----          -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.        (59)           3,127,069     28,133,755
                                                                         ----          -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (30)           2,388,935     23,097,836
                                                                         ----          -----------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............       $  7          $ 2,606,813    $24,644,608
                                                                         ====          ===========    ===========

                                                                    AXA MODERATE-
                                                                   PLUS ALLOCATION*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   783,998
  Expenses:
   Asset-based charges............................................       381,179
                                                                     -----------

NET INVESTMENT INCOME.............................................       402,819
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized loss on investments...................................    (3,064,444)
   Realized gain distribution from The Trusts.....................     1,170,849
                                                                     -----------
  Net realized gain (loss)........................................    (1,893,595)
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.     9,407,491
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     7,513,896
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $ 7,916,715
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-10

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/ALLIANCEBERNSTEIN EQ/BOSTON ADVISORS  EQ/CORE BOND
                                                                    SMALL CAP GROWTH*   EQUITY INCOME*/(1)/    INDEX*
                                                                   -------------------- ------------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  189,352           $10,940         $  680,553
  Expenses:
   Asset-based charges............................................         204,364               191            197,343
                                                                        ----------           -------         ----------

NET INVESTMENT INCOME (LOSS)......................................         (15,012)           10,749            483,210
                                                                        ----------           -------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       1,277,928                 4            800,147
   Realized gain distribution from The Trusts.....................       2,340,327             5,834                 --
                                                                        ----------           -------         ----------
  Net realized gain (loss)........................................       3,618,255             5,838            800,147
                                                                        ----------           -------         ----------

  Change in unrealized appreciation (depreciation) of investments.       1,903,579             8,200           (166,229)
                                                                        ----------           -------         ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................       5,521,834            14,038            633,918
                                                                        ----------           -------         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............      $5,506,822           $24,787         $1,117,128
                                                                        ==========           =======         ==========

                                                                   EQ/DAVIS NEW YORK
                                                                       VENTURE*
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  135,519
  Expenses:
   Asset-based charges............................................        66,189
                                                                      ----------

NET INVESTMENT INCOME (LOSS)......................................        69,330
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (244,409)
   Realized gain distribution from The Trusts.....................            --
                                                                      ----------
  Net realized gain (loss)........................................      (244,409)
                                                                      ----------

  Change in unrealized appreciation (depreciation) of investments.     1,598,409
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................     1,354,000
                                                                      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    $1,423,330
                                                                      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-11

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/EQUITY 500   EQ/GAMCO MERGERS     EQ/GAMCO SMALL
                                                                      INDEX*     AND ACQUISITIONS*/(1)/ COMPANY VALUE*
                                                                   ------------- ---------------------  --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 1,628,662         $    --           $  555,950
  Expenses:
   Asset-based charges............................................      426,889             128              189,854
                                                                    -----------         -------           ----------

NET INVESTMENT INCOME.............................................    1,201,773            (128)             366,096
                                                                    -----------         -------           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (365,451)          2,137            2,413,574
   Realized gain distribution from The Trusts.....................       35,530           6,536              984,668
                                                                    -----------         -------           ----------
  Net realized gain (loss)........................................     (329,921)          8,673            3,398,242
                                                                    -----------         -------           ----------

  Change in unrealized appreciation (depreciation) of investments.   10,664,181          (1,218)           2,012,208
                                                                    -----------         -------           ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................   10,334,260           7,455            5,410,450
                                                                    -----------         -------           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $11,536,033         $ 7,327           $5,776,546
                                                                    ===========         =======           ==========

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   499,842
  Expenses:
   Asset-based charges............................................       151,758
                                                                     -----------

NET INVESTMENT INCOME.............................................       348,084
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (2,768,936)
   Realized gain distribution from The Trusts.....................            --
                                                                     -----------
  Net realized gain (loss)........................................    (2,768,936)
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.     6,985,776
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................     4,216,840
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $ 4,564,924
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-12

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012


                                                      EQ/INTERNATIONAL EQ/JPMORGAN VALUE   EQ/LARGE CAP     EQ/LARGE CAP
                                                         CORE PLUS*     OPPORTUNITIES*   GROWTH INDEX*/(1)/ GROWTH PLUS*
                                                      ---------------- ----------------- -----------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts.........................   $   562,736       $  284,676          $10,807        $  295,070
  Expenses:
   Asset-based charges...............................       165,169          115,014              251           188,877
                                                        -----------       ----------          -------        ----------

NET INVESTMENT INCOME................................       397,567          169,662           10,556           106,193
                                                        -----------       ----------          -------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............    (2,571,354)        (365,108)               6           492,830
                                                        -----------       ----------          -------        ----------
  Net realized gain (loss)...........................    (2,571,354)        (365,108)               6           492,830
                                                        -----------       ----------          -------        ----------

  Change in unrealized appreciation of investments...     6,976,575        3,486,338           10,372         4,069,246
                                                        -----------       ----------          -------        ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS......     4,405,221        3,121,230           10,378         4,562,076
                                                        -----------       ----------          -------        ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.   $ 4,802,788       $3,290,892          $20,934        $4,668,269
                                                        ===========       ==========          =======        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-13

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012


                                                      EQ/LARGE CAP EQ/MFS INTERNATIONAL EQ/MID CAP  EQ/MID CAP
                                                      VALUE PLUS*      GROWTH*/(1)/       INDEX*    VALUE PLUS*
                                                      ------------ -------------------- ----------  -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts.........................  $  166,505        $ 8,836        $  210,672  $  163,750
  Expenses:
   Asset-based charges...............................      48,675            229            88,547      54,237
                                                       ----------        -------        ----------  ----------

NET INVESTMENT INCOME................................     117,830          8,607           122,125     109,513
                                                       ----------        -------        ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............     439,092            110          (136,639)    973,100
                                                       ----------        -------        ----------  ----------
  Net realized gain (loss)...........................     439,092            110          (136,639)    973,100
                                                       ----------        -------        ----------  ----------

  Change in unrealized appreciation of investments...     813,493         21,823         2,652,449     705,366
                                                       ----------        -------        ----------  ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS......   1,252,585         21,933         2,515,810   1,678,466
                                                       ----------        -------        ----------  ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.  $1,370,415        $30,540        $2,637,935  $1,787,979
                                                       ==========        =======        ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-14

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/MORGAN STANLEY    EQ/SMALL    EQ/T. ROWE PRICE
                                                                    MID CAP GROWTH*  COMPANY INDEX*  GROWTH STOCK*
                                                                   ----------------- -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   259,219      $  322,915      $       --
  Expenses:
   Asset-based charges............................................        198,736          91,906         243,288
                                                                      -----------      ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................         60,483         231,009        (243,288)
                                                                      -----------      ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      4,239,604        (397,846)      1,708,525
   Realized gain distribution from The Trusts.....................        610,435       1,100,372              --
                                                                      -----------      ----------      ----------
  Net realized gain...............................................      4,850,039         702,526       1,708,525
                                                                      -----------      ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.     (2,121,752)      1,621,920       5,874,776
                                                                      -----------      ----------      ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................      2,728,287       2,324,446       7,583,301
                                                                      -----------      ----------      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ 2,788,770      $2,555,455      $7,340,013
                                                                      ===========      ==========      ==========

                                                                    EQ/TEMPLETON
                                                                   GLOBAL EQUITY*
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  467,064
  Expenses:
   Asset-based charges............................................      148,012
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................      319,052
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (928,252)
   Realized gain distribution from The Trusts.....................           --
                                                                     ----------
  Net realized gain...............................................     (928,252)
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.    5,589,879
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................    4,661,627
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $4,980,679
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-15

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED DECEMBER 31, 2012


                                                                    EQ/WELLS FARGO     MULTIMANAGER      MULTIMANAGER
                                                                   OMEGA GROWTH*/(1)/ CORE BOND*/(1)/ MULTI-SECTOR BOND*
                                                                   -----------------  --------------  ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  2,546          $  8,103          $537,142
  Expenses:
   Asset-based charges............................................          280               621            98,788
                                                                       --------          --------          --------

NET INVESTMENT INCOME (LOSS)......................................        2,266             7,482           438,354
                                                                       --------          --------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments...................................           --                --           432,224
   Realized gain distribution from The Trusts.....................       22,140            58,421                --
                                                                       --------          --------          --------
  Net realized gain...............................................       22,140            58,421           432,224
                                                                       --------          --------          --------

  Change in unrealized appreciation (depreciation) of investments.      (14,886)          (66,123)           66,288
                                                                       --------          --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        7,254            (7,702)          498,512
                                                                       --------          --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $  9,520          $   (220)         $936,866
                                                                       ========          ========          ========

                                                                    MULTIMANAGER
                                                                   TECHNOLOGY*/(1)/
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   --
  Expenses:
   Asset-based charges............................................          8
                                                                       ------

NET INVESTMENT INCOME (LOSS)......................................         (8)
                                                                       ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments...................................      2,345
   Realized gain distribution from The Trusts.....................         --
                                                                       ------
  Net realized gain...............................................      2,345
                                                                       ------

  Change in unrealized appreciation (depreciation) of investments.         17
                                                                       ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      2,362
                                                                       ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $2,354
                                                                       ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-16

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

YEAR ENDED DECEMBER 31, 2012


                                                      TARGET 2015  TARGET 2025  TARGET 2035 TARGET 2045
                                                      ALLOCATION*  ALLOCATION*  ALLOCATION* ALLOCATION*
                                                      -----------  -----------  ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................... $   649,226  $   789,862  $  317,433   $ 115,470
  Expenses:
   Asset-based charges...............................     215,048      243,662      94,014      32,927
                                                      -----------  -----------  ----------   ---------

NET INVESTMENT INCOME................................     434,178      546,200     223,419      82,543
                                                      -----------  -----------  ----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized loss on investments......................  (1,387,650)  (1,476,620)   (406,679)   (161,020)
   Realized gain distribution from The Trusts........     804,633      613,278     298,225     104,925
                                                      -----------  -----------  ----------   ---------
  Net realized loss..................................    (583,017)    (863,342)   (108,454)    (56,095)
                                                      -----------  -----------  ----------   ---------

  Change in unrealized appreciation of investments...   4,377,717    5,920,418   2,285,470     859,255
                                                      -----------  -----------  ----------   ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS......   3,794,700    5,057,076   2,177,016     803,160
                                                      -----------  -----------  ----------   ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $ 4,228,878  $ 5,603,276  $2,400,435   $ 885,703
                                                      ===========  ===========  ==========   =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2012

                                                                                      ALL ASSET
                                                                                  AGGRESSIVE-ALT 25   ALL ASSET
                                                                                     PORTFOLIO*     GROWTH-ALT 20*
                                                                                  ----------------- --------------
                                                                                       2012(A)         2012(A)
                                                                                  ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income..........................................................        $--           $   682
  Net realized gain (loss) on investments........................................         --               737
  Change in unrealized appreciation (depreciation) of investments................         --            (1,033)
                                                                                         ---           -------
  Net Increase (decrease) in net assets from operations..........................         --               386
                                                                                         ---           -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................         21            20,021
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................         --            21,268
   Transfers for contract benefits and terminations..............................         --                --
   Contract maintenance charges..................................................         --                --
                                                                                         ---           -------

  Net increase (decrease) in net assets from contractowners transactions.........         21            41,289
                                                                                         ---           -------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................         --                --
                                                                                         ---           -------

INCREASE (DECREASE) IN NET ASSETS................................................         21            41,675
NET ASSETS -- BEGINNING OF PERIOD................................................         --                --
                                                                                         ---           -------

NET ASSETS -- END OF PERIOD......................................................        $21           $41,675
                                                                                         ===           =======

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         --                 4
  Redeemed.......................................................................         --                --
                                                                                         ---           -------
  Net Increase (Decrease)........................................................         --                 4
                                                                                         ===           =======

                                                                                        ALL ASSET
                                                                                  MODERATE GROWTH-ALT 15
                                                                                        PORTFOLIO*
                                                                                  ----------------------
                                                                                         2012(A)
                                                                                  ----------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income..........................................................        $  4,316
  Net realized gain (loss) on investments........................................             206
  Change in unrealized appreciation (depreciation) of investments................           4,037
                                                                                         --------
  Net Increase (decrease) in net assets from operations..........................           8,559
                                                                                         --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................          24,152
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................         320,327
   Transfers for contract benefits and terminations..............................          (8,046)
   Contract maintenance charges..................................................              (7)
                                                                                         --------

  Net increase (decrease) in net assets from contractowners transactions.........         336,426
                                                                                         --------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................              --
                                                                                         --------

INCREASE (DECREASE) IN NET ASSETS................................................         344,985
NET ASSETS -- BEGINNING OF PERIOD................................................              --
                                                                                         --------

NET ASSETS -- END OF PERIOD......................................................        $344,985
                                                                                         ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................              35
  Redeemed.......................................................................              (1)
                                                                                         --------
  Net Increase (Decrease)........................................................              34
                                                                                         ========

                                                                                       AXA AGGRESSIVE       AXA CONSERVATIVE
                                                                                         ALLOCATION*          ALLOCATION*
                                                                                  ------------------------  ----------------
                                                                                      2012         2011         2012(A)
                                                                                  -----------  -----------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   164,318  $   307,293       $   37
  Net realized gain (loss) on investments........................................   1,239,827   (2,720,189)          29
  Change in unrealized appreciation (depreciation) of investments................   2,137,911      (96,105)         (59)
                                                                                  -----------  -----------       ------
  Net Increase (decrease) in net assets from operations..........................   3,542,056   (2,509,001)           7
                                                                                  -----------  -----------       ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   3,452,984    5,134,944           10
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (3,609,951)  (3,927,142)       3,500
   Transfers for contract benefits and terminations..............................  (1,690,031)  (4,894,740)          --
   Contract maintenance charges..................................................      (6,595)        (576)          --
                                                                                  -----------  -----------       ------

  Net increase (decrease) in net assets from contractowners transactions.........  (1,853,593)  (3,687,514)       3,510
                                                                                  -----------  -----------       ------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --        3,500           --
                                                                                  -----------  -----------       ------

INCREASE (DECREASE) IN NET ASSETS................................................   1,688,463   (6,193,015)       3,517
NET ASSETS -- BEGINNING OF PERIOD................................................  25,929,695   32,122,710           --
                                                                                  -----------  -----------       ------

NET ASSETS -- END OF PERIOD...................................................... $27,618,158  $25,929,695       $3,517
                                                                                  ===========  ===========       ======

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         287          500           --
  Redeemed.......................................................................        (483)        (933)          --
                                                                                  -----------  -----------       ------
  Net Increase (Decrease)........................................................        (196)        (433)          --
                                                                                  ===========  ===========       ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012


                                                                                    AXA CONSERVATIVE-PLUS
                                                                                         ALLOCATION*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   217,878  $   482,863
  Net realized loss on investments...............................................    (738,134)    (957,983)
  Change in unrealized appreciation (depreciation) of investments................   3,127,069      113,670
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   2,606,813     (361,450)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   4,263,676    6,323,567
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................    (959,764)  (2,751,176)
   Transfers for contract benefits and terminations..............................  (4,199,299)  (4,192,202)
   Contract maintenance charges..................................................      (3,485)       4,895
                                                                                  -----------  -----------

  Net decrease in net assets from contractowners transactions....................    (898,872)    (614,916)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --          500
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................   1,707,941     (975,866)
NET ASSETS -- BEGINNING OF PERIOD................................................  37,206,030   38,181,896
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $38,913,971  $37,206,030
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         616          874
  Redeemed.......................................................................        (703)        (935)
                                                                                  -----------  -----------
  Net Decrease...................................................................         (87)         (61)
                                                                                  ===========  ===========

                                                                                         AXA MODERATE
                                                                                          ALLOCATION*
                                                                                  --------------------------
                                                                                      2012          2011
                                                                                  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $  1,546,772  $  3,804,415
  Net realized loss on investments...............................................   (5,035,919)   (1,938,104)
  Change in unrealized appreciation (depreciation) of investments................   28,133,755    (9,811,015)
                                                                                  ------------  ------------
  Net Increase (decrease) in net assets from operations..........................   24,644,608    (7,944,704)
                                                                                  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   24,972,023    31,698,795
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (15,813,640)  (22,170,475)
   Transfers for contract benefits and terminations..............................  (29,172,065)  (29,525,105)
   Contract maintenance charges..................................................      (67,069)        6,513
                                                                                  ------------  ------------

  Net decrease in net assets from contractowners transactions....................  (20,080,751)  (19,990,272)
                                                                                  ------------  ------------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................           --        17,000
                                                                                  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS................................................    4,563,857   (27,917,976)
NET ASSETS -- BEGINNING OF PERIOD................................................  293,838,349   321,756,325
                                                                                  ------------  ------------

NET ASSETS -- END OF PERIOD...................................................... $298,402,206  $293,838,349
                                                                                  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................        1,058         1,557
  Redeemed.......................................................................       (3,010)       (3,571)
                                                                                  ------------  ------------
  Net Decrease...................................................................       (1,952)       (2,014)
                                                                                  ============  ============

                                                                                      AXA MODERATE-PLUS
                                                                                         ALLOCATION*
                                                                                  -------------------------
                                                                                      2012         2011
                                                                                  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   402,819  $    859,673
  Net realized loss on investments...............................................  (1,893,595)   (3,084,549)
  Change in unrealized appreciation (depreciation) of investments................   9,407,491    (1,797,071)
                                                                                  -----------  ------------
  Net Increase (decrease) in net assets from operations..........................   7,916,715    (4,021,947)
                                                                                  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   7,142,725    11,471,320
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (6,282,846)  (11,851,272)
   Transfers for contract benefits and terminations..............................  (4,791,213)   (5,798,693)
   Contract maintenance charges..................................................      (6,733)       13,300
                                                                                  -----------  ------------

  Net decrease in net assets from contractowners transactions....................  (3,938,067)   (6,165,345)
                                                                                  -----------  ------------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --         6,000
                                                                                  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS................................................   3,978,648   (10,181,292)
NET ASSETS -- BEGINNING OF PERIOD................................................  71,592,700    81,773,992
                                                                                  -----------  ------------

NET ASSETS -- END OF PERIOD...................................................... $75,571,348  $ 71,592,700
                                                                                  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         495           961
  Redeemed.......................................................................        (893)       (1,608)
                                                                                  -----------  ------------
  Net Decrease...................................................................        (398)         (647)
                                                                                  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012


                                                                                    EQ/ALLIANCEBERNSTEIN    EQ/BOSTON ADVISORS
                                                                                      SMALL CAP GROWTH*       EQUITY INCOME*
                                                                                  ------------------------  ------------------
                                                                                      2012         2011          2012(A)
                                                                                  -----------  -----------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   (15,012) $  (190,128)      $ 10,749
  Net realized gain (loss) on investments........................................   3,618,255    2,287,964          5,838
  Change in unrealized appreciation (depreciation) of investments................   1,903,579   (2,738,449)         8,200
                                                                                  -----------  -----------       --------
  Net Increase (decrease) in net assets from operations..........................   5,506,822     (640,613)        24,787
                                                                                  -----------  -----------       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   7,833,987    8,970,428         69,005
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (6,241,661)  (5,363,908)       590,212
   Transfers for contract benefits and terminations..............................  (2,546,516)  (2,541,497)            --
   Contract maintenance charges..................................................     (10,641)      (3,844)            --
                                                                                  -----------  -----------       --------

  Net increase (decrease) in net assets from contractowners transactions.........    (964,831)   1,061,179        659,217
                                                                                  -----------  -----------       --------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................         291          709             --
                                                                                  -----------  -----------       --------

INCREASE (DECREASE) IN NET ASSETS................................................   4,541,991      421,275        684,004
NET ASSETS -- BEGINNING OF PERIOD................................................  35,833,621   35,412,346             --
                                                                                  -----------  -----------       --------

NET ASSETS -- END OF PERIOD...................................................... $40,375,903  $35,833,621       $684,004
                                                                                  ===========  ===========       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         628          692             69
  Redeemed.......................................................................        (700)        (628)            --
                                                                                  -----------  -----------       --------
  Net Increase (Decrease)........................................................         (72)          64             69
                                                                                  ===========  ===========       ========

                                                                                           EQ/CORE
                                                                                         BOND INDEX*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   483,210  $   626,066
  Net realized gain (loss) on investments........................................     800,147     (449,155)
  Change in unrealized appreciation (depreciation) of investments................    (166,229)   1,313,515
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   1,117,128    1,490,426
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   6,380,452    5,268,763
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (1,236,530)     825,138
   Transfers for contract benefits and terminations..............................  (3,376,714)  (3,691,656)
   Contract maintenance charges..................................................      (1,209)       6,772
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........   1,765,999    2,409,017
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................          --           --
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................   2,883,127    3,899,443
NET ASSETS -- BEGINNING OF PERIOD................................................  36,856,784   32,957,341
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $39,739,911  $36,856,784
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................       1,880          998
  Redeemed.......................................................................      (1,714)        (772)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................         166          226
                                                                                  ===========  ===========

                                                                                      EQ/DAVIS NEW YORK
                                                                                          VENTURE*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $    69,330  $     2,848
  Net realized gain (loss) on investments........................................    (244,409)    (369,464)
  Change in unrealized appreciation (depreciation) of investments................   1,598,409     (335,573)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   1,423,330     (702,189)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   1,199,492    1,732,703
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (2,212,573)  (1,422,242)
   Transfers for contract benefits and terminations..............................    (962,508)  (1,685,305)
   Contract maintenance charges..................................................        (151)       3,392
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........  (1,975,740)  (1,371,452)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................          --          500
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................    (552,410)  (2,073,141)
NET ASSETS -- BEGINNING OF PERIOD................................................  12,724,680   14,797,821
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $12,172,270  $12,724,680
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         141          171
  Redeemed.......................................................................        (344)        (321)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................        (203)        (150)
                                                                                  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-20

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012


                                                                                                               EQ/GAMCO
                                                                                                              MERGERS AND
                                                                                     EQ/EQUITY 500 INDEX*    ACQUISITIONS*
                                                                                  -------------------------  -------------
                                                                                      2012         2011         2012(A)
                                                                                  -----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $ 1,201,773  $    953,697    $   (128)
  Net realized gain (loss) on investments........................................    (329,921)   (2,088,745)      8,673
  Change in unrealized appreciation (depreciation) of investments................  10,664,181     2,394,117      (1,218)
                                                                                  -----------  ------------    --------
  Net Increase (decrease) in net assets from operations..........................  11,536,033     1,259,069       7,327
                                                                                  -----------  ------------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................  14,055,132    17,300,873     162,925
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (9,881,988)  (14,040,789)    207,192
   Transfers for contract benefits and terminations..............................  (8,231,640)   (5,703,362)         --
   Contract maintenance charges..................................................      (7,689)       13,595          --
                                                                                  -----------  ------------    --------

  Net increase (decrease) in net assets from contractowners transactions.........  (4,066,185)   (2,429,683)    370,117
                                                                                  -----------  ------------    --------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --         6,000          --
                                                                                  -----------  ------------    --------

INCREASE (DECREASE) IN NET ASSETS................................................   7,469,848    (1,164,614)    377,444
NET ASSETS -- BEGINNING OF PERIOD                                                  77,259,264    78,423,878          --
                                                                                  -----------  ------------    --------

NET ASSETS -- END OF PERIOD...................................................... $84,729,112  $ 77,259,264    $377,444
                                                                                  ===========  ============    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................       1,658         1,623          49
  Redeemed.......................................................................      (2,023)       (1,847)        (12)
                                                                                  -----------  ------------    --------
  Net Increase (Decrease)........................................................        (365)         (224)         37
                                                                                  ===========  ============    ========

                                                                                        EQ/GAMCO SMALL
                                                                                        COMPANY VALUE*
                                                                                  -------------------------
                                                                                      2012         2011
                                                                                  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   366,096  $    (83,752)
  Net realized gain (loss) on investments........................................   3,398,242     6,014,999
  Change in unrealized appreciation (depreciation) of investments................   2,012,208    (7,424,815)
                                                                                  -----------  ------------
  Net Increase (decrease) in net assets from operations..........................   5,776,546    (1,493,568)
                                                                                  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   9,003,334    15,668,380
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (6,892,418)  (14,690,041)
   Transfers for contract benefits and terminations..............................  (3,124,168)   (1,669,803)
   Contract maintenance charges..................................................        (737)        9,176
                                                                                  -----------  ------------

  Net increase (decrease) in net assets from contractowners transactions.........  (1,013,989)     (682,288)
                                                                                  -----------  ------------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --           500
                                                                                  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS................................................   4,762,557    (2,175,356)
NET ASSETS -- BEGINNING OF PERIOD                                                  33,658,469    35,833,825
                                                                                  -----------  ------------

NET ASSETS -- END OF PERIOD...................................................... $38,421,026  $ 33,658,469
                                                                                  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         578           922
  Redeemed.......................................................................        (652)         (986)
                                                                                  -----------  ------------
  Net Increase (Decrease)........................................................         (74)          (64)
                                                                                  ===========  ============

                                                                                          EQ/GLOBAL
                                                                                    MULTI-SECTOR EQUITY*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   348,084  $   469,940
  Net realized gain (loss) on investments........................................  (2,768,936)  (3,797,172)
  Change in unrealized appreciation (depreciation) of investments................   6,985,776     (993,121)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   4,564,924   (4,320,353)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   4,403,609    4,974,544
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (4,183,575)  (7,647,065)
   Transfers for contract benefits and terminations..............................  (2,592,782)  (2,427,421)
   Contract maintenance charges..................................................      (2,872)       4,324
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........  (2,375,620)  (5,095,618)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --        1,000
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................   2,189,304   (9,414,971)
NET ASSETS -- BEGINNING OF PERIOD                                                  28,206,706   37,621,677
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $30,396,010  $28,206,706
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         404          405
  Redeemed.......................................................................        (718)      (1,093)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................        (314)        (688)
                                                                                  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-21

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012


                                                                                      EQ/INTERNATIONAL
                                                                                         CORE PLUS*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   397,567  $   890,679
  Net realized gain (loss) on investments........................................  (2,571,354)  (2,717,641)
  Change in unrealized appreciation (depreciation) of investments................   6,976,575   (4,868,659)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   4,802,788   (6,695,621)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   3,808,700    5,261,239
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (3,577,987)  (5,406,908)
   Transfers for contract benefits and terminations..............................  (2,363,955)  (2,942,135)
   Contract maintenance charges..................................................      (6,419)         452
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........  (2,139,661)  (3,087,352)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --        1,000
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................   2,663,127   (9,781,973)
NET ASSETS -- BEGINNING OF PERIOD................................................  30,845,984   40,627,957
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $33,509,111  $30,845,984
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         348          433
  Redeemed.......................................................................        (637)        (850)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................        (289)        (417)
                                                                                  ===========  ===========

                                                                                      EQ/JPMORGAN VALUE     EQ/LARGE CAP
                                                                                       OPPORTUNITIES*       GROWTH INDEX*
                                                                                  ------------------------  -------------
                                                                                      2012         2011        2012(A)
                                                                                  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   169,662  $   177,670    $ 10,556
  Net realized gain (loss) on investments........................................    (365,108)    (532,660)          6
  Change in unrealized appreciation (depreciation) of investments................   3,486,338     (913,958)     10,372
                                                                                  -----------  -----------    --------
  Net Increase (decrease) in net assets from operations..........................   3,290,892   (1,268,948)     20,934
                                                                                  -----------  -----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   3,807,360    3,914,533      72,118
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (2,490,614)  (2,364,098)    711,672
   Transfers for contract benefits and terminations..............................  (1,944,260)  (1,499,086)         --
   Contract maintenance charges..................................................        (184)       5,377          --
                                                                                  -----------  -----------    --------

  Net increase (decrease) in net assets from contractowners transactions.........    (627,698)      56,726     783,790
                                                                                  -----------  -----------    --------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................         (93)          93          --
                                                                                  -----------  -----------    --------

INCREASE (DECREASE) IN NET ASSETS................................................   2,663,101   (1,212,129)    804,724
NET ASSETS -- BEGINNING OF PERIOD................................................  21,069,010   22,281,139          --
                                                                                  -----------  -----------    --------

NET ASSETS -- END OF PERIOD...................................................... $23,732,111  $21,069,010    $804,724
                                                                                  ===========  ===========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         345          388          83
  Redeemed.......................................................................        (408)        (388)         --
                                                                                  -----------  -----------    --------
  Net Increase (Decrease)........................................................         (63)          --          83
                                                                                  ===========  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012



                                                                                        EQ/LARGE CAP
                                                                                        GROWTH PLUS*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   106,193  $    45,777
  Net realized gain (loss) on investments........................................     492,830      (39,916)
  Change in unrealized appreciation (depreciation) of investments................   4,069,246   (1,469,857)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   4,668,269   (1,463,996)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   3,435,560    5,667,901
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (5,069,196)  (4,474,636)
   Transfers for contract benefits and terminations..............................  (2,899,671)  (2,648,063)
   Contract maintenance charges..................................................      (1,770)       7,133
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........  (4,535,077)  (1,447,665)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --        1,000
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................     133,192   (2,910,661)
NET ASSETS -- BEGINNING OF PERIOD................................................  34,947,361   37,858,022
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $35,080,553  $34,947,361
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         234          394
  Redeemed.......................................................................        (642)        (545)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................        (408)        (151)
                                                                                  ===========  ===========

                                                                                                               EQ/MFS
                                                                                        EQ/LARGE CAP        INTERNATIONAL
                                                                                         VALUE PLUS*           GROWTH*
                                                                                  ------------------------  -------------
                                                                                      2012         2011        2012(A)
                                                                                  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   117,830  $    84,871    $  8,607
  Net realized gain (loss) on investments........................................     439,092     (895,112)        110
  Change in unrealized appreciation (depreciation) of investments................     813,493      304,940      21,823
                                                                                  -----------  -----------    --------
  Net Increase (decrease) in net assets from operations..........................   1,370,415     (505,301)     30,540
                                                                                  -----------  -----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   1,088,590    2,158,751     202,971
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (1,099,155)  (1,602,114)    739,428
   Transfers for contract benefits and terminations..............................  (1,352,184)  (1,081,938)         --
   Contract maintenance charges..................................................      (1,213)         950          --
                                                                                  -----------  -----------    --------

  Net increase (decrease) in net assets from contractowners transactions.........  (1,363,962)    (524,351)    942,399
                                                                                  -----------  -----------    --------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --          500         499
                                                                                  -----------  -----------    --------

INCREASE (DECREASE) IN NET ASSETS................................................       6,453   (1,029,152)    973,438
NET ASSETS -- BEGINNING OF PERIOD................................................   9,216,973   10,246,125          --
                                                                                  -----------  -----------    --------

NET ASSETS -- END OF PERIOD...................................................... $ 9,223,426  $ 9,216,973    $973,438
                                                                                  ===========  ===========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         135          300          94
  Redeemed.......................................................................        (292)        (363)         --
                                                                                  -----------  -----------    --------
  Net Increase (Decrease)........................................................        (157)         (63)         94
                                                                                  ===========  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-23

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012


                                                                                         EQ/MID CAP
                                                                                           INDEX*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   122,125  $    60,863
  Net realized gain (loss) on investments........................................    (136,639)    (283,631)
  Change in unrealized appreciation (depreciation) of investments................   2,652,449     (338,562)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   2,637,935     (561,330)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   2,379,857    2,721,481
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (2,150,774)    (358,865)
   Transfers for contract benefits and terminations..............................  (1,399,832)    (892,684)
   Contract maintenance charges..................................................        (519)       3,516
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........  (1,171,268)   1,473,448
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --        1,000
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................   1,466,667      913,118
NET ASSETS -- BEGINNING OF PERIOD................................................  15,985,032   15,071,914
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $17,451,699  $15,985,032
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         235          382
  Redeemed.......................................................................        (346)        (242)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................        (111)         140
                                                                                  ===========  ===========

                                                                                         EQ/MID CAP
                                                                                         VALUE PLUS*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   109,513  $    64,146
  Net realized gain (loss) on investments........................................     973,100      (87,900)
  Change in unrealized appreciation (depreciation) of investments................     705,366   (1,076,348)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   1,787,979   (1,100,102)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   1,927,934    1,989,827
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................  (1,029,345)    (943,862)
   Transfers for contract benefits and terminations..............................  (1,114,135)    (609,542)
   Contract maintenance charges..................................................         (38)       2,733
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........    (215,584)     439,156
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................        (139)         139
                                                                                  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS................................................   1,572,256     (660,807)
NET ASSETS -- BEGINNING OF PERIOD................................................   9,844,693   10,505,500
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $11,416,949  $ 9,844,693
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         215          196
  Redeemed.......................................................................        (236)        (160)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................         (21)          36
                                                                                  ===========  ===========

                                                                                  EQ/MORGAN STANLEY MID CAP
                                                                                           GROWTH*
                                                                                  -------------------------
                                                                                      2012         2011
                                                                                  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $    60,483  $   (111,137)
  Net realized gain (loss) on investments........................................   4,850,039     4,827,664
  Change in unrealized appreciation (depreciation) of investments................  (2,121,752)   (7,893,383)
                                                                                  -----------  ------------
  Net Increase (decrease) in net assets from operations..........................   2,788,770    (3,176,856)
                                                                                  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   8,815,075    15,640,925
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (9,527,458)  (16,050,699)
   Transfers for contract benefits and terminations..............................  (2,548,453)   (2,599,349)
   Contract maintenance charges..................................................        (689)       10,427
                                                                                  -----------  ------------

  Net increase (decrease) in net assets from contractowners transactions.........  (3,261,525)   (2,998,696)
                                                                                  -----------  ------------

  Net increase in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --         2,000
                                                                                  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS................................................    (472,755)   (6,173,552)
NET ASSETS -- BEGINNING OF PERIOD................................................  35,620,905    41,794,457
                                                                                  -----------  ------------

NET ASSETS -- END OF PERIOD...................................................... $35,148,150  $ 35,620,905
                                                                                  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         703           932
  Redeemed.......................................................................        (996)       (1,192)
                                                                                  -----------  ------------
  Net Increase (Decrease)........................................................        (293)         (260)
                                                                                  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-24

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012

                                                                                          EQ/SMALL
                                                                                       COMPANY INDEX*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   231,009  $    72,039
  Net realized gain (loss) on investments........................................     702,526    1,369,306
  Change in unrealized appreciation (depreciation) of investments................   1,621,920   (2,258,372)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   2,555,455     (817,027)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   2,738,799    2,836,735
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (2,004,906)  (1,605,365)
   Transfers for contract benefits and terminations..............................  (1,597,115)    (860,120)
   Contract maintenance charges..................................................        (166)       4,332
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........    (863,388)     375,582
                                                                                  -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --          500

INCREASE (DECREASE) IN NET ASSETS................................................   1,692,067     (440,945)
                                                                                  -----------  -----------
NET ASSETS -- BEGINNING OF PERIOD................................................  17,018,724   17,459,669
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $18,710,791  $17,018,724
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         230          282
  Redeemed.......................................................................        (304)        (255)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................         (74)          27
                                                                                  ===========  ===========

                                                                                      EQ/T. ROWE PRICE
                                                                                        GROWTH STOCK*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $  (243,288) $  (206,828)
  Net realized gain (loss) on investments........................................   1,708,525      163,491
  Change in unrealized appreciation (depreciation) of investments................   5,874,776     (948,682)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   7,340,013     (992,019)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   8,988,120    7,216,781
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (1,997,924)  (3,514,126)
   Transfers for contract benefits and terminations..............................  (3,694,979)  (2,765,083)
   Contract maintenance charges..................................................      (3,424)       8,232
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........   3,291,793      945,804
                                                                                  -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --          500

INCREASE (DECREASE) IN NET ASSETS................................................  10,631,806      (45,715)
                                                                                  -----------  -----------
NET ASSETS -- BEGINNING OF PERIOD................................................  39,024,084   39,069,799
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $49,655,890  $39,024,084
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................       1,252          689
  Redeemed.......................................................................        (976)        (611)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................         276           78
                                                                                  ===========  ===========

                                                                                        EQ/TEMPLETON
                                                                                       GLOBAL EQUITY*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   319,052  $   438,887
  Net realized gain (loss) on investments........................................    (928,252)    (921,996)
  Change in unrealized appreciation (depreciation) of investments................   5,589,879   (2,102,508)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   4,980,679   (2,585,617)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   4,704,331    3,811,521
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (3,133,680)  (3,047,267)
   Transfers for contract benefits and terminations..............................  (2,406,077)  (2,229,525)
   Contract maintenance charges..................................................        (428)       7,192
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........    (835,854)  (1,458,079)
                                                                                  -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 206...............................................................          --          500

INCREASE (DECREASE) IN NET ASSETS................................................   4,144,825   (4,043,196)
                                                                                  -----------  -----------
NET ASSETS -- BEGINNING OF PERIOD................................................  26,806,379   30,849,575
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $30,951,204  $26,806,379
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         423          352
  Redeemed.......................................................................        (520)        (523)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................         (97)        (171)
                                                                                  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-25

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012

                                                                                  EQ/WELLS FARGO MULTIMANAGER
                                                                                  OMEGA GROWTH*   CORE BOND*
                                                                                  -------------- ------------
                                                                                     2012 (A)      2012 (A)
                                                                                  -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...................................................   $    2,266    $    7,482
  Net realized gain (loss) on investments........................................       22,140        58,421
  Change in unrealized appreciation (depreciation) of investments................      (14,886)      (66,123)
                                                                                    ----------    ----------
  Net Increase (decrease) in net assets from operations..........................        9,520          (220)
                                                                                    ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................      726,719       283,713
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................      679,712     2,056,040
   Transfers for contract benefits and terminations..............................           --            --
   Contract maintenance charges..................................................           --            (5)
                                                                                    ----------    ----------

  Net increase (decrease) in net assets from contractowners transactions.........    1,406,431     2,339,748
                                                                                    ----------    ----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................           --            --

INCREASE (DECREASE) IN NET ASSETS................................................    1,415,951     2,339,528
                                                                                    ----------    ----------
NET ASSETS -- BEGINNING OF PERIOD................................................           --            --
                                                                                    ----------    ----------

NET ASSETS -- END OF PERIOD......................................................   $1,415,951    $2,339,528
                                                                                    ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................          144           233
  Redeemed.......................................................................           --            --
                                                                                    ----------    ----------
  Net Increase (Decrease)........................................................          144           233
                                                                                    ==========    ==========

                                                                                        MULTIMANAGER        MULTIMANAGER
                                                                                     MULTI-SECTOR BOND*     TECHNOLOGY*
                                                                                  ------------------------  ------------
                                                                                      2012         2011       2012 (A)
                                                                                  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   438,354  $   576,170    $    (8)
  Net realized gain (loss) on investments........................................     432,224     (813,420)     2,345
  Change in unrealized appreciation (depreciation) of investments................      66,288      885,319         17
                                                                                  -----------  -----------    -------
  Net Increase (decrease) in net assets from operations..........................     936,866      648,069      2,354
                                                                                  -----------  -----------    -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   5,087,118    2,622,066      6,579
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................      34,437    1,670,449      6,507
   Transfers for contract benefits and terminations..............................  (1,314,907)  (2,001,707)        --
   Contract maintenance charges..................................................        (213)       2,862         --
                                                                                  -----------  -----------    -------

  Net increase (decrease) in net assets from contractowners transactions.........   3,806,435    2,293,670     13,086
                                                                                  -----------  -----------    -------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................          --           --         --

INCREASE (DECREASE) IN NET ASSETS................................................   4,743,301    2,941,739     15,440
                                                                                  -----------  -----------    -------
NET ASSETS -- BEGINNING OF PERIOD................................................  16,300,879   13,359,140         --
                                                                                  -----------  -----------    -------

NET ASSETS -- END OF PERIOD...................................................... $21,044,180  $16,300,879    $15,440
                                                                                  ===========  ===========    =======

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         885          677          7
  Redeemed.......................................................................        (490)        (434)        (5)
                                                                                  -----------  -----------    -------
  Net Increase (Decrease)........................................................         395          243          2
                                                                                  ===========  ===========    =======

                                                                                         TARGET 2015
                                                                                         ALLOCATION*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $   434,178  $   553,974
  Net realized gain (loss) on investments........................................    (583,017)    (816,685)
  Change in unrealized appreciation (depreciation) of investments................   4,377,717   (1,062,178)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   4,228,878   (1,324,889)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   3,118,928    5,259,570
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (4,821,779)  (2,230,735)
   Transfers for contract benefits and terminations..............................  (3,548,372)  (4,016,923)
   Contract maintenance charges..................................................      (2,186)       8,440
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........  (5,253,409)    (979,648)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................          --        3,500

INCREASE (DECREASE) IN NET ASSETS................................................  (1,024,531)  (2,301,037)
                                                                                  -----------  -----------
NET ASSETS -- BEGINNING OF PERIOD................................................  42,443,021   44,744,058
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $41,418,490  $42,443,021
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         276          779
  Redeemed.......................................................................        (810)        (879)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................        (534)        (100)
                                                                                  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-26

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31, 2012

                                                                                         TARGET 2025
                                                                                         ALLOCATION*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   546,200  $   504,283
  Net realized loss on investments...............................................    (863,342)  (1,398,364)
  Change in unrealized appreciation (depreciation) of investments................   5,920,418   (1,122,974)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   5,603,276   (2,017,055)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   8,859,665    6,952,641
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (7,010,000)  (7,265,195)
   Transfers for contract benefits and terminations..............................  (1,530,410)  (2,128,822)
   Contract maintenance charges..................................................      (3,809)       7,896
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........     315,446   (2,433,480)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................          --        3,500

INCREASE (DECREASE) IN NET ASSETS................................................   5,918,722   (4,447,035)
                                                                                  -----------  -----------
NET ASSETS -- BEGINNING OF PERIOD................................................  43,740,344   48,187,379
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $49,659,066  $43,740,344
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         843          604
  Redeemed.......................................................................        (802)        (877)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................          41         (273)
                                                                                  ===========  ===========

                                                                                         TARGET 2035
                                                                                         ALLOCATION*
                                                                                  ------------------------
                                                                                      2012         2011
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   223,419  $   187,469
  Net realized loss on investments...............................................    (108,454)    (472,967)
  Change in unrealized appreciation (depreciation) of investments................   2,285,470     (589,359)
                                                                                  -----------  -----------
  Net Increase (decrease) in net assets from operations..........................   2,400,435     (874,857)
                                                                                  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   2,940,443    2,844,372
   Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (1,538,774)  (1,110,529)
   Transfers for contract benefits and terminations..............................    (973,254)  (1,785,730)
   Contract maintenance charges..................................................      (3,064)       1,544
                                                                                  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.........     425,351      (50,343)
                                                                                  -----------  -----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................          --          500

INCREASE (DECREASE) IN NET ASSETS................................................   2,825,786     (924,700)
                                                                                  -----------  -----------
NET ASSETS -- BEGINNING OF PERIOD................................................  16,930,747   17,855,447
                                                                                  -----------  -----------

NET ASSETS -- END OF PERIOD...................................................... $19,756,533  $16,930,747
                                                                                  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................         270          284
  Redeemed.......................................................................        (222)        (290)
                                                                                  -----------  -----------
  Net Increase (Decrease)........................................................          48           (6)
                                                                                  ===========  ===========

                                                                                        TARGET 2045
                                                                                        ALLOCATION*
                                                                                  ----------------------
                                                                                     2012        2011
                                                                                  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.......................................................... $   82,543  $   58,473
  Net realized loss on investments...............................................    (56,095)    (60,260)
  Change in unrealized appreciation (depreciation) of investments................    859,255    (331,261)
                                                                                  ----------  ----------
  Net Increase (decrease) in net assets from operations..........................    885,703    (333,048)
                                                                                  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................  1,311,199   1,107,044
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................   (100,199)     79,551
   Transfers for contract benefits and terminations..............................   (576,682)   (310,946)
   Contract maintenance charges..................................................     (2,001)       (492)
                                                                                  ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.........    632,317     875,157
                                                                                  ----------  ----------

  Net increase in amount retained by AXA Equitable in Separate Account
   No. 206.......................................................................        (59)         59

INCREASE (DECREASE) IN NET ASSETS................................................  1,517,961     542,168
                                                                                  ----------  ----------
NET ASSETS -- BEGINNING OF PERIOD................................................  5,508,936   4,966,768
                                                                                  ----------  ----------

NET ASSETS -- END OF PERIOD...................................................... $7,026,897  $5,508,936
                                                                                  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued.........................................................................        150         139
  Redeemed.......................................................................        (80)        (42)
                                                                                  ----------  ----------
  Net Increase (Decrease)........................................................         70          97
                                                                                  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on November 15, 2012.

                                    FSA-27

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 206 ("the Account") was established, and is maintained, under New York Insurance Law. The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust and AXA Premier VIP Trust (collectively, the "Trusts"). The Trusts are open-ended management investment companies that sell shares of a Portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, the "Trusts" refers to both the Trusts and the Portfolios. These financial statements are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

      AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-Plus Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Core Bond
  .   Multimanager Multi-Sector Bond
  .   Multimanager Technology
  .   Target 2015 Allocation
  .   Target 2025 Allocation
  .   Target 2035 Allocation
  .   Target 2045 Allocation

      EQ ADVISORS TRUST*
  .   All Asset Aggressive-Alt 25 Portfolio
  .   All Asset Growth-Alt 20
  .   All Asset Moderate Growth-Alt 15 Portfolio
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/Boston Advisors Equity Income
  .   EQ/Core Bond Index
  .   EQ/Davis New York Venture
  .   EQ/Equity 500 Index
  .   EQ/GAMCO Mergers and Acquisitions
  .   EQ/GAMCO Small Company Value
  .   EQ/Global Multi-Sector Equity
  .   EQ/International Core Plus
  .   EQ/JPMorgan Value Opportunities
  .   EQ/Large Cap Growth Index
  .   EQ/Large Cap Growth Plus
  .   EQ/Large Cap Value Plus
  .   EQ/MFS International Growth
  .   EQ/Mid Cap Index
  .   EQ/Mid Cap Value Plus
  .   EQ/Morgan Stanley Mid Cap Growth
  .   EQ/Small Company Index
  .   EQ/T. Rowe Price Growth Stock
  .   EQ/Templeton Global Equity
  .   EQ/Wells Fargo Omega Growth

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   The Account is used to fund benefits for a deferred group annuity Contract ("Contract"), issued by AXA Equitable, including the Members Retirement Plan, Volume Submitter Plan and individually designed plans (collectively, the "ADA Program"). Through trusts ("Plan Trusts") maintained under the ADA Program, contributions are allocated into the Variable Investment Options available in the Account based on the terms of the Plan. The ADA Program provides members of the American Dental Association and their eligible employees retirement savings accumulation, on a tax-deferred basis.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses, financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

                                    FSA-28

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts, using the market or fair value of the underlying assets of the Portfolios less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded by the Account on the trade date. Dividend income and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) distributions, representing the net realized gains on investment transactions.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account, primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Plans (but exclude amounts allocated to the Money Market Guarantee Account of Separate Account No. 43 ("Separate Account No. 43") and the General Account, and the Guaranteed Rate Accounts ("GRAs") of AXA Equitable and Principal Life Insurance Company ("Principal") reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Transfers between Variable Investment Options are amounts that participants have directed to be moved among the Variable Investment Options. Contractowners may also make permitted transfers to and from the Money Market Guarantee Account, and transfers to the GRAs. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditors rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Plans and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Transfers for contract, benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax, based on net income or realized and unrealized capital gains, is currently applicable to the Plans participating in the Account, by reason of applicable provisions of the Internal Revenue Code, and no federal income tax payable by AXA Equitable is expected to affect the unit values of the Plans participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax, which is attributable to the Account, if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

3. Fair Value Disclosures (Concluded)


   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                             PURCHASES         SALES
                                            ----------- -   -----------
All Asset Aggressive-Alt 25 Portfolio...... $        21     $        --
All Asset Growth-Alt 20....................      42,718              --
All Asset Moderate Growth-Alt 15 Portfolio.     348,911           8,093
AXA Aggressive Allocation..................   3,323,969       4,652,950
AXA Conservative Allocation................       3,577              --
AXA Conservative-Plus Allocation...........   7,430,165       7,575,959
AXA Moderate Allocation....................  17,315,813      32,353,398
AXA Moderate-Plus Allocation...............   6,798,992       9,163,184
EQ/AllianceBernstein Small Cap Growth......  10,303,702       8,942,092
EQ/Boston Advisors Equity Income...........     675,992              77
EQ/Core Bond Index.........................  21,007,731      18,757,965
EQ/Davis New York Venture..................   1,496,043       3,403,064
EQ/Equity 500 Index........................  19,202,024      22,029,028
EQ/GAMCO Mergers and Acquisitions..........     494,204         117,593
EQ/GAMCO Small Company Value...............   9,811,098       9,473,186
EQ/Global Multi-Sector Equity..............   3,501,123       5,528,477
EQ/International Core Plus.................   3,071,184       4,812,989
EQ/JPMorgan Value Opportunities............   3,718,719       4,176,121
EQ/Large Cap Growth Index..................     794,597             122
EQ/Large Cap Growth Plus...................   2,869,887       7,299,301
EQ/Large Cap Value Plus....................   1,329,700       2,575,993
EQ/MFS International Growth................     953,794           2,135
EQ/Mid Cap Index...........................   2,605,508       3,654,318
EQ/Mid Cap Value Plus......................   2,465,578       2,571,259
EQ/Morgan Stanley Mid Cap Growth...........   9,369,153      11,960,847
EQ/Small Company Index.....................   4,103,812       3,635,562
EQ/T. Rowe Price Growth Stock..............  14,853,490      11,801,563
EQ/Templeton Global Equity.................   4,385,576       4,901,210
EQ/Wells Fargo Omega Growth................   1,431,117              14
Multimanager Core Bond.....................   2,406,272             127
Multimanager Multi-Sector Bond.............   9,124,187       4,877,415
Multimanager Technology....................      60,083          47,007
Target 2015 Allocation.....................   4,200,580       8,216,377
Target 2025 Allocation.....................   9,414,678       7,938,083
Target 2035 Allocation.....................   3,184,889       2,237,121
Target 2045 Allocation.....................   1,598,400         778,108

5. Expenses and Related Party Transactions

   Class K shares are not subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Directors and adopted by the applicable Trusts. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio

                                    FSA-30

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)

   attributable to its designated share in respect of activities primarily intended to result in the sale of designated shares. All classes of shares issued by the Trusts are subject to fees for investment management and advisory services, and other Trust expenses. These fees are reflected in the net asset values of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of the Trusts. Each investment manager receives management fees for services performed in its capacity as investment manager of the Trusts. Investment managers either oversee the activities of the investment advisors with respect to the Trusts, and are responsible for retaining or discontinuing the services of those advisors, or are directly managing the Portfolios. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees to the advisors of each Portfolio.

   AllianceBernstein L.P. ("AllianceBernstein") serves as investment advisor for a number of Portfolios in The Trusts, including EQ/AllianceBernstein Small Cap Growth, EQ/Equity 500 Index and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   Certain other expenses are charged directly to the Variable Investment Options. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial account costs, outside auditing and legal expenses, and other cost related to the ADA Program ("direct operating expenses").

   AXA Equitable is the distributor of the MRP Group Annuity Contract. While AXA Equitable does not receive any commissions based upon the units outstanding in the Account, AXA Equitable employees receive incentive compensation, based upon sales and first year contribution amounts, for performing marketing and service functions for the MRP Group Annuity Contract.

6. Contractowner Charges

   The following table outlines charges and expenses that result in deductions from the assets in the Plan Trusts and Plans, or liquidations of fund value. Charges and expenses based on the value of assets in the Plan Trusts and Plans generally reduce the unit values of the Portfolios, or rates credited to the guaranteed options. Other Plan Trusts and Plan expenses reduce the number of units in the Portfolios, or dollars in the guaranteed options. Generally, charges and expenses that reduce account values, or units held in the Portfolios, reimburse AXA Equitable for the cost of maintaining and administering the Plan Trusts and Plans and Portfolios.

                                          WHEN CHARGE
             CHARGES                      IS DEDUCTED               AMOUNT DEDUCTED              HOW DEDUCTED
              -------                     -----------               ---------------               ------------

Program expense charge              Daily                    12 month period beginning      Deducted from the net
                                                             May 1, 2012 - 0.52% (maximum   unit value based on the
                                                             1.00%) Prior to May 1, 2012 -  value of assets in the
                                                             0.49%                          Plan Trusts
                                                             (maximum 1.00%)

Direct operating expense charge     Daily                    12 month period beginning      Deducted from the net
                                                             May 1, 2012 - 0.01%            unit value based on the
                                                                                            value of the assets in
                                                                                            the Plan Trusts

Record maintenance and report fee   Quarterly                Members Retirement Plan and    Unit liquidation of
                                                             Volume Submitter Plan - $3     account value or dollar
                                                             Investment Only - $1           liquidation in the
                                                                                            guaranteed options

Enrollment Fee                      Upon enrollment          $25                            Paid by employer

Annuity administrative charge       Upon purchase of an      $350                           Deducted from the
                                    annuity payout option                                   amount used to
                                                                                            purchase an annuity
                                                                                            payout option

State premium and other applicable  Upon payment of premium  Varies by state and ranges     Deducted from the
taxes                                                        from 0.00% to 1.00%            amount applied to
                                                                                            provide an annuity
                                                                                            payout option

                                    FSA-31

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012


7. Financial Highlights

   Shown below is accumulation unit value information for unit outstanding at the period indicated.

                                                                       YEARS ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------------
                                           CONTRACT            UNITS OUTSTANDING ACCUMULATION UNITS   INVESTMENT     TOTAL
                                           CHARGES* UNIT VALUE      (000S)+            (000S)       INCOME RATIO** RETURN***
                                           -------- ---------- ----------------- ------------------ -------------- ---------
ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO
          2012(d)                           0.52%     $10.03            --                 --            0.00%        6.03%
ALL ASSET GROWTH-ALT 20
          2012(d)                           0.52%     $10.04             4                 42            4.56%        5.02%
ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO
          2012(d)                           0.52%     $10.01            34                345            1.58%        4.05%
AXA AGGRESSIVE ALLOCATION
          2012                              0.52%     $ 9.79         2,822             27,615            1.11%       13.97%
          2011(c)                           0.50%     $ 8.59         3,018             25,929            1.48%       (7.73)%
          2010                              0.52%     $ 9.31         3,450             32,123            1.86%       12.71%
          2009                              0.59%     $ 8.26         3,502             28,917            1.32%       26.88%
          2008(a)(b)                        0.52%     $ 6.51         3,180             20,717            1.76%      (34.90)%
AXA CONSERVATIVE ALLOCATION
          2012(d)                           0.52%     $ 9.99            --                  4            1.88%        1.22%
AXA CONSERVATIVE-PLUS ALLOCATION
          2012                              0.52%     $10.78         3,609             38,910            1.07%        7.05%
          2011(c)                           0.50%     $10.07         3,696             37,206            1.77%       (0.89)%
          2010                              0.52%     $10.16         3,757             38,182            2.25%        8.78%
          2009                              0.59%     $ 9.34         3,652             34,119            2.22%       14.04%
          2008(a)                           0.52%     $ 8.19         3,530             28,937            3.64%      (18.10)%
AXA MODERATE ALLOCATION
          2012                              0.52%     $10.50        28,403            298,375            1.02%        8.47%
          2011(c)                           0.50%     $ 9.68        30,355            293,832            1.71%       (2.62)%
          2010                              0.52%     $ 9.94        32,369            321,756            2.37%        9.59%
          2009                              0.59%     $ 9.07        33,845            306,995            1.63%       16.58%
          2008(a)                           0.52%     $ 7.78        35,485            276,141            3.60%      (22.20)%
AXA MODERATE-PLUS ALLOCATION
          2012                              0.52%     $10.23         7,385             75,564            1.04%       11.20%
          2011(c)                           0.50%     $ 9.20         7,783             71,591            1.59%       (5.15)%
          2010                              0.52%     $ 9.70         8,430             81,774            2.00%       11.24%
          2009                              0.59%     $ 8.72         8,479             73,946            1.64%       21.62%
          2008(a)                           0.52%     $ 7.17         8,562             61,500            2.39%      (28.30)%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
          2012                              0.52%     $13.01         3,104             40,372            0.47%       15.34%
          2011(c)                           0.50%     $11.28         3,176             35,833            0.00%       (0.88)%
          2010                              0.52%     $11.38         3,112             35,412            0.06%       32.79%
          2009                              0.59%     $ 8.57         3,035             26,000            0.18%       35.39%
          2008(a)                           0.52%     $ 6.33         2,944             18,675            0.01%      (36.70)%
EQ/BOSTON ADVISORS EQUITY INCOME
          2012(d)                           0.52%     $ 9.98            69                684            2.29%        6.74%
EQ/CORE BOND INDEX
          2012                              0.52%     $10.92         3,638             39,736            1.74%        2.92%
          2011(c)                           0.50%     $10.61         3,472             36,857            2.34%        4.53%
          2010                              0.52%     $10.15         3,246             32,957            2.55%        5.40%
          2009                              0.59%     $ 9.63         3,033             29,193            2.74%        2.45%
          2008(a)                           0.52%     $ 9.40         2,776             26,106            4.95%       (6.00)%
EQ/DAVIS NEW YORK VENTURE
          2012                              0.52%     $10.03         1,213             12,171            1.03%       11.57%
          2011(c)                           0.50%     $ 8.99         1,416             12,724            0.52%       (4.87)%
          2010                              0.52%     $ 9.45         1,566             14,798            1.10%       11.44%
          2009                              0.59%     $ 8.48         1,533             13,000            2.05%       32.29%
          2008(a)                           0.52%     $ 6.41         1,450              9,306            0.78%      (35.90)%

                                    FSA-32

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Financial Highlights (Continued)

                                                              YEARS ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------
                                  CONTRACT            UNITS OUTSTANDING ACCUMULATION UNITS   INVESTMENT     TOTAL
                                  CHARGES* UNIT VALUE      (000S)+            (000S)       INCOME RATIO** RETURN***
                                  -------- ---------- ----------------- ------------------ -------------- ---------
EQ/EQUITY 500 INDEX FUND
          2012                      0.52%    $11.15         7,595             84,721            1.93%       14.83%
          2011(c)                   0.50%    $ 9.71         7,960             77,257            1.72%        1.36%
          2010                      0.52%    $ 9.58         8,184             78,424            1.70%       14.05%
          2009                      0.59%    $ 8.40         8,309             69,817            2.29%       25.37%
          2008(a)                   0.52%    $ 6.70         7,862             52,628            2.11%      (33.00)%
EQ/GAMCO MERGERS AND ACQUISITIONS
          2012(d)                   0.52%    $10.13            37                377            0.00%        3.16%
EQ/GAMCO SMALL COMPANY VALUE
          2012                      0.52%    $15.51         2,478             38,417            1.48%       17.59%
          2011(c)                   0.50%    $13.19         2,552             33,658            0.28%       (3.72)%
          2010                      0.52%    $13.70         2,616             35,834            0.75%       32.24%
          2009                      0.59%    $10.36         2,025             20,977            0.81%       40.95%
          2008(a)                   0.52%    $ 7.35         1,518             11,161            0.82%      (26.50)%
EQ/GLOBAL MULTI-SECTOR EQUITY
          2012                      0.52%    $ 8.00         3,798             30,393            1.66%       16.62%
          2011(c)                   0.50%    $ 6.86         4,112             28,206            1.89%      (12.50)%
          2010                      0.52%    $ 7.84         4,800             37,622            1.43%       11.05%
          2009                      0.59%    $ 7.06         4,801             33,875            1.71%       49.58%
          2008(a)                   0.52%    $ 4.72         4,000             18,883            0.32%      (52.80)%
EQ/INTERNATIONAL CORE PLUS
          2012                      0.52%    $ 7.87         4,257             33,506            1.72%       16.08%
          2011(c)                   0.50%    $ 6.78         4,546             30,846            2.85%      (17.22)%
          2010                      0.52%    $ 8.19         4,963             40,628            2.06%        8.91%
          2009                      0.59%    $ 7.52         5,192             39,034            3.47%       35.01%
          2008(a)                   0.52%    $ 5.57         4,995             27,851            1.74%      (44.30)%
EQ/JPMORGAN VALUE OPPORTUNITIES
          2012                      0.52%    $10.56         2,247             23,730            1.25%       15.79%
          2011(c)                   0.50%    $ 9.12         2,310             21,069            1.30%       (5.49)%
          2010                      0.52%    $ 9.65         2,310             22,281            1.60%       12.08%
          2009                      0.59%    $ 8.61         2,237             19,272            1.85%       31.85%
          2008(a)                   0.52%    $ 6.53         2,149             14,047            2.33%      (34.70)%
EQ/LARGE CAP GROWTH INDEX
          2012(d)                   0.52%    $ 9.72            83                805            1.63%        5.19%
EQ/LARGE CAP GROWTH PLUS
          2012                      0.52%    $11.20         3,131             35,077            0.79%       13.48%
          2011(c)                   0.50%    $ 9.87         3,539             34,947            0.62%       (3.80)%
          2010                      0.52%    $10.26         3,690             37,858            0.64%       13.75%
          2009                      0.59%    $ 9.02         3,874             34,948            1.57%       33.23%
          2008(a)                   0.52%    $ 6.77         4,017             27,234            0.31%      (32.30)%
EQ/LARGE CAP VALUE PLUS
          2012                      0.52%    $ 9.10         1,013              9,222            1.73%       15.48%
          2011(c)                   0.50%    $ 7.88         1,170              9,217            1.35%       (5.17)%
          2010                      0.52%    $ 8.31         1,232             10,246            1.44%       12.30%
          2009                      0.59%    $ 7.40         1,190              8,812            2.48%       19.94%
          2008(a)                   0.52%    $ 6.17         1,195              7,385            3.54%      (38.30)%
EQ/MFS INTERNATIONAL GROWTH
          2012(d)                   0.52%    $10.40            94                973            1.62%        7.88%
EQ/MID CAP INDEX
          2012                      0.52%    $10.88         1,605             17,450            1.20%       16.86%
          2011(c)                   0.50%    $ 9.31         1,716             15,984            0.87%       (2.62)%
          2010                      0.52%    $ 9.56         1,576             15,072            1.06%       25.29%
          2009                      0.59%    $ 7.63         1,561             11,904            1.40%       35.77%
          2008(a)                   0.52%    $ 5.62         1,548              8,705            1.13%      (43.80)%

                                    FSA-33

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Financial Highlights (Continued)

                                                             YEARS ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------
                                 CONTRACT            UNITS OUTSTANDING ACCUMULATION UNITS   INVESTMENT     TOTAL
                                 CHARGES* UNIT VALUE      (000S)+            (000S)       INCOME RATIO** RETURN***
                                 -------- ---------- ----------------- ------------------ -------------- ---------
EQ/MID CAP VALUE PLUS
          2012                     0.52%    $11.33         1,007             11,416            1.52%       18.27%
          2011(c)                  0.50%    $ 9.58         1,028              9,845            1.10%       (9.54)%
          2010                     0.52%    $10.59           992             10,506            1.32%       21.86%
          2009(b)                  0.59%    $ 8.69           957              8,315            2.14%       34.94%
          2008(a)                  0.52%    $ 6.44           443              2,850            1.79%      (35.60)%
EQ/MORGAN STANLEY MID CAP GROWTH
          2012                     0.52%    $11.93         2,946             35,144            0.66%        8.45%
          2011(c)                  0.50%    $11.00         3,239             35,620            0.24%       (7.87)%
          2010                     0.52%    $11.94         3,500             41,794            0.43%       31.93%
          2009                     0.59%    $ 9.05         2,983             27,004            0.00%       56.57%
          2008(a)                  0.52%    $ 5.78         2,558             14,799            0.00%      (42.20)%
EQ/SMALL COMPANY INDEX
          2012                     0.52%    $12.32         1,518             18,709            1.77%       15.25%
          2011(c)                  0.50%    $10.69         1,592             17,018            0.91%       (4.21)%
          2010                     0.52%    $11.16         1,564             17,460            1.29%       25.39%
          2009                     0.59%    $ 8.90         1,520             13,523            1.65%       25.71%
          2008(a)                  0.52%    $ 7.08         1,494             10,588            1.12%      (29.20)%
EQ/T. ROWE PRICE GROWTH STOCK
          2012                     0.52%    $12.17         4,079             49,651            0.00%       18.62%
          2011(c)                  0.50%    $10.26         3,803             39,024            0.00%       (2.19)%
          2010                     0.52%    $10.49         3,725             39,070            0.04%       16.04%
          2009                     0.59%    $ 9.04         3,692             33,365            0.06%       42.36%
          2008(a)                  0.52%    $ 6.35         3,351             21,292            0.00%      (36.50)%
EQ/TEMPLETON GLOBAL EQUITY
          2012                     0.52%    $ 9.91         3,122             30,948            1.59%       18.97%
          2011(c)                  0.50%    $ 8.33         3,219             26,806            1.96%       (8.46)%
          2010                     0.52%    $ 9.10         3,390             30,850            1.74%        7.69%
          2009                     0.59%    $ 8.45         3,451             29,168            1.86%       29.60%
          2008(a)                  0.52%    $ 6.52         3,400             22,181            1.93%      (34.80)%
EQ/WELLS FARGO OMEGA GROWTH
          2012(d)                  0.52%    $ 9.85           144              1,416            0.46%        7.42%
MULTIMANAGER CORE BOND
          2012(d)                  0.52%    $10.02           233              2,339            0.58%       (0.10)%
MULTIMANAGER MULTI-SECTOR BOND
          2012                     0.52%    $ 9.92         2,121             21,042            2.75%        4.97%
          2011(c)                  0.50%    $ 9.45         1,726             16,300            4.60%        4.88%
          2010                     0.52%    $ 9.01         1,483             13,359            2.96%        6.25%
          2009                     0.59%    $ 8.48         1,359             11,521            5.02%        9.42%
          2008(a)                  0.52%    $ 7.75         1,217              9,448           10.00%      (22.50)%
MULTIMANAGER TECHNOLOGY
          2012(d)                  0.52%    $ 9.60             2                 15            0.00%        6.31%
TARGET 2015 ALLOCATION
          2012                     0.52%    $10.34         4,006             41,414            1.53%       10.59%
          2011(c)                  0.50%    $ 9.35         4,540             42,442            1.76%       (3.01)%
          2010                     0.52%    $ 9.64         4,641             44,744            1.69%       10.42%
          2009                     0.59%    $ 8.73         4,834             42,219            4.44%       19.92%
          2008(a)                  0.52%    $ 7.28         4,544             33,119            3.12%      (27.50)%
TARGET 2025 ALLOCATION
          2012                     0.52%    $10.16         4,886             49,655            1.64%       12.51%
          2011(c)                  0.50%    $ 9.03         4,845             43,740            1.58%       (4.14)%
          2010                     0.52%    $ 9.42         5,117             48,187            1.66%       11.61%
          2009                     0.59%    $ 8.44         5,124             43,237            4.49%       22.85%
          2008(a)                  0.52%    $ 6.87         4,638             31,868            2.91%       31.30%

                                    FSA-34

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

7. Financial Highlights (Concluded)

                                                   YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------
                       CONTRACT            UNITS OUTSTANDING ACCUMULATION UNITS   INVESTMENT     TOTAL
                       CHARGES* UNIT VALUE      (000S)+            (000S)       INCOME RATIO** RETURN***
                       -------- ---------- ----------------- ------------------ -------------- ---------
TARGET 2035 ALLOCATION
           2012         0.52%     $10.04         1,967             19,755            1.71%       13.83%
           2011(c)      0.50%     $ 8.82         1,919             16,931            1.54%       (4.96)%
           2010         0.52%     $ 9.28         1,925             17,855            1.60%       12.48%
           2009         0.59%     $ 8.25         1,723             14,220            4.39%       25.19%
           2008(a)      0.52%     $ 6.59         1,465              9,674            2.82%      (34.10)%
TARGET 2045 ALLOCATION
           2012         0.52%     $ 9.81           716              7,026            1.77%       15.01%
           2011(c)      0.50%     $ 8.53           646              5,509            1.57%       (5.75)%
           2010         0.52%     $ 9.05           549              4,967            1.48%       12.98%
           2009         0.59%     $ 8.01           495              3,958            4.24%       27.34%
           2008(a)      0.52%     $ 6.29           424              2,665            2.60%      (37.10)%

   ----------
  (a)Units were made available for sale on May 1, 2008.
  (b)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (c)Returns for Class K units prior to this period are derived from the historical perforance of Class A units. Class K units are not subject to 12b-1 fees.
  (d)Units were made available for sale on November 15, 2012.
  * Represents contractual annualized expense ratio, consisting of mortality, risk, direct operating and other expenses for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner accounts through the redemption of units and expenses of the Portfolio have been excluded. The summary may not reflect the minimum and maximum Contract charges offered by the Company as Contractowners may not have selected all available and applicable Contract options. The contract charge rate increased from 0.50% to 0.52% and decreased from 0.52% to 0.50% on May 1, 2012 and 2011, respectively.
  ** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the in which the Account invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Total return would have been lower had such expenses been included in the calculation. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  + Variable Investment Options where Units Outstanding and Accumulation are less then 500 and $500, respectively are denoted by a --.

8. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-35

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2012 and 2011.................. F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2012, 2011 and 2010........................................ F-4
  Consolidated Statements of Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2012,
   2011 and 2010........................................................... F-6
  Notes to Consolidated Financial Statements............................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the notes to Consolidated Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2013

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                        2012       2011
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,607 $   31,992
 Mortgage loans on real estate......................................................      5,059      4,281
 Equity real estate, held for the production of income..............................          4         99
 Policy loans.......................................................................      3,512      3,542
 Other equity investments...........................................................      1,643      1,707
 Trading securities.................................................................      2,309        982
 Other invested assets..............................................................      1,828      2,340
                                                                                     ---------- ----------
   Total investments................................................................     47,962     44,943
Cash and cash equivalents...........................................................      3,162      3,227
Cash and securities segregated, at fair value.......................................      1,551      1,280
Broker-dealer related receivables...................................................      1,605      1,327
Deferred policy acquisition costs...................................................      3,728      3,545
Goodwill and other intangible assets, net...........................................      3,673      3,697
Amounts due from reinsurers.........................................................      3,847      3,542
Loans to affiliates.................................................................      1,037      1,041
Guaranteed minimum income benefit reinsurance asset, at fair value..................     11,044     10,547
Other assets........................................................................      5,095      5,340
Separate Accounts' assets...........................................................     94,139     86,419
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  176,843 $  164,908
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   28,263 $   26,033
Future policy benefits and other policyholders liabilities..........................     22,687     21,595
Broker-dealer related payables......................................................        664        466
Customers related payables..........................................................      2,562      1,889
Amounts due to reinsurers...........................................................         75         74
Short-term and long-term debt.......................................................        523        645
Loans from affiliates...............................................................      1,325      1,325
Current and deferred income taxes...................................................      5,172      5,104
Other liabilities...................................................................      3,503      3,815
Separate Accounts' liabilities......................................................     94,139     86,419
                                                                                     ---------- ----------
   Total liabilities................................................................    158,913    147,365
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding.          2          2
 Capital in excess of par value.....................................................      5,992      5,743
 Retained earnings..................................................................      9,125      9,392
 Accumulated other comprehensive income (loss)......................................        317       (297)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,436     14,840
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,494      2,703
                                                                                     ---------- ----------
   Total equity.....................................................................     17,930     17,543
                                                                                     ---------- ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  176,843 $  164,908
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                           2012      2011      2010
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,334  $  3,312  $  3,067
Premiums................................................................      514       533       530
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     (978)    2,374      (284)
 Other investment income (loss).........................................    2,316     2,128     2,260
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    1,338     4,502     1,976
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (96)      (36)     (300)
 Portion of loss recognized in other comprehensive income (loss)........        2         4        18
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (94)      (32)     (282)
 Other investment gains (losses), net...................................       (3)      (15)       98
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (97)      (47)     (184)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,574     3,631     3,702
Increase (decrease) in the fair value of the reinsurance contract asset.      497     5,941     2,350
                                                                         --------  --------  --------
     Total revenues.....................................................    9,160    17,872    11,441
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    2,989     4,360     3,082
Interest credited to policyholders' account balances....................    1,166       999       950
Compensation and benefits...............................................    1,672     2,263     1,953
Commissions.............................................................    1,248     1,195     1,044
Distribution related payments...........................................      367       303       287
Amortization of deferred sales commissions..............................       40        38        47
Interest expense........................................................      108       106       106
Amortization of deferred policy acquisition costs.......................      576     3,620      (326)
Capitalization of deferred policy acquisition costs.....................     (718)     (759)     (655)
Rent expense............................................................      201       240       244
Amortization of other intangible assets.................................       24        24        23
Other operating costs and expenses......................................    1,429     1,359     1,438
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,102    13,748     8,193
                                                                         --------  --------  --------
Earnings (loss) from continuing operations, before income taxes......... $     58  $  4,124  $  3,248
Income tax (expense) benefit............................................      158    (1,298)     (789)
                                                                         --------  --------  --------

Net earnings (loss).....................................................      216     2,826     2,459
 Less: net (earnings) loss attributable to the noncontrolling interest..     (121)      101      (235)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $     95  $  2,927  $  2,224
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012     2011      2010
                                                                               ------  --------  --------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  216  $  2,826  $  2,459
                                                                               ------  --------  --------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......    580       366       459
 Defined benefit plans:
   Net gain (loss) arising during year........................................    (82)     (169)     (121)
   Prior service cost arising during year.....................................      1        --        --
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........    106        94        82
     Amortization of net prior service credit included in net periodic cost...      1         1        (1)
                                                                               ------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............     26       (74)      (40)
                                                                               ------  --------  --------
Total other comprehensive income (loss), net of income taxes..................    606       292       419
                                                                               ------  --------  --------

Comprehensive income (loss)...................................................    822     3,118     2,878

 Less: Comprehensive (income) loss attributable to noncontrolling interest....   (113)      122      (228)
                                                                               ------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  709  $  3,240  $  2,650
                                                                               ======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,743      5,593      5,583
 Changes in capital in excess of par value.................................       249        150         10
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,992      5,743      5,593
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     9,392      6,844      4,920
 Net earnings (loss).......................................................        95      2,927      2,224
 Stockholder dividends.....................................................      (362)      (379)      (300)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     9,125      9,392      6,844
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (297)      (610)    (1,036)
 Other comprehensive income (loss).........................................       614        313        426
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       317       (297)      (610)
                                                                            ---------  ---------  ---------

   Total AXA Equitable's equity, end of year...............................    15,436     14,840     11,829
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     2,703      3,118      3,269
 Purchase of AllianceBernstein Units by noncontrolling interest............        --          1          5
 Purchase of noncontrolling interest in consolidated entity................        --        (31)        (5)
 Repurchase of AllianceBernstein Holding units.............................      (145)      (140)      (148)
 Net earnings (loss) attributable to noncontrolling interest...............       121       (101)       235
 Dividends paid to noncontrolling interest.................................      (219)      (312)      (357)
 Other comprehensive income (loss) attributable to noncontrolling interest.        (8)       (21)        (7)
 Other changes in noncontrolling interest..................................        42        189        126
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,494      2,703      3,118
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  17,930  $  17,543  $  14,947
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                              2012     2011      2010
                                                                                            -------  --------  --------
                                                                                                   (IN MILLIONS)
Net earnings (loss)........................................................................ $   216  $  2,826  $  2,459
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................   1,166       999       950
 Universal life and investment-type product policy fee income..............................  (3,334)   (3,312)   (3,067)
 Net change in broker-dealer and customer related receivables/payables.....................     383       266       125
 (Income) loss related to derivative instruments...........................................     978    (2,374)      284
 Change in reinsurance recoverable with affiliate..........................................    (207)     (242)     (233)
 Investment (gains) losses, net............................................................      97        47       184
 Change in segregated cash and securities, net.............................................    (272)     (170)     (124)
 Change in deferred policy acquisition costs...............................................    (142)    2,861      (981)
 Change in future policy benefits..........................................................     876     2,110     1,136
 Change in current and deferred income taxes...............................................    (254)    1,226       803
 Real estate asset write-off charge........................................................      42         5        26
 Change in the fair value of the reinsurance contract asset................................    (497)   (5,941)   (2,350)
 Amortization of deferred compensation.....................................................      22       418       178
 Amortization of deferred sales commission.................................................      40        38        47
 Amortization of reinsurance cost..........................................................      47       211       274
 Other depreciation and amortization.......................................................     157       146       161
 Amortization of other intangibles.........................................................      24        24        23
 Other, net................................................................................    (122)      (76)      111
                                                                                            -------  --------  --------

Net cash provided by (used in) operating activities........................................    (780)     (938)        6
                                                                                            -------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........   3,551     3,435     2,753
 Sales of investments......................................................................   1,951     1,141     3,398
 Purchases of investments..................................................................  (7,893)   (7,970)   (7,068)
 Cash settlements related to derivative instruments........................................    (287)    1,429      (651)
 Change in short-term investments..........................................................      34        16       (53)
 Decrease in loans to affiliates...........................................................       4        --         3
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (66)     (104)      (62)
 Other, net................................................................................      14        25       (25)
                                                                                            -------  --------  --------

Net cash provided by (used in) investing activities........................................  (2,692)   (2,028)   (1,705)
                                                                                            -------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                  (CONTINUED)

                                                                         2012      2011      2010
                                                                       --------  --------  --------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  5,437  $  4,461  $  3,187
   Withdrawals and transfers to Separate Accounts.....................     (982)     (821)     (483)
 Change in short-term financings......................................     (122)      220       (24)
 Change in collateralized pledged liabilities.........................     (288)      989      (270)
 Change in collateralized pledged assets..............................       (5)       99       533
 Capital contribution.................................................      195        --        --
 Shareholder dividends paid...........................................     (362)     (379)     (300)
 Repurchase of AllianceBernstein Holding units........................     (238)     (221)     (235)
 Distribution to noncontrolling interest in consolidated subsidiaries.     (219)     (312)     (357)
 Other, net...........................................................       (9)        2        11
                                                                       --------  --------  --------

Net cash provided by (used in) financing activities...................    3,407     4,038     2,062
                                                                       --------  --------  --------

Change in cash and cash equivalents...................................      (65)    1,072       363
Cash and cash equivalents, beginning of year..........................    3,227     2,155     1,792
                                                                       --------  --------  --------

Cash and Cash Equivalents, End of Year................................ $  3,162  $  3,227  $  2,155
                                                                       ========  ========  ========

Supplemental cash flow information:
 Interest Paid........................................................ $    107  $    107  $    110
                                                                       ========  ========  ========
 Income Taxes (Refunded) Paid......................................... $    271  $     36  $    (27)
                                                                       ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2012," "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                    AS PREVIOUSLY REPORTED      ADJUSTMENT            AS ADJUSTED
                                    --------------------   --------------------  --------------------
                                        DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                    --------------------   --------------------  --------------------
                                       2011        2010       2011       2010       2011       2010
                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                              (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs. $   4,653   $   8,383  $  (1,108) $  (1,880) $   3,545  $   6,503
LIABILITIES:
 Current and deferred income taxes.     5,491       4,315       (387)      (658)     5,104      3,657
EQUITY:
 Retained earnings.................    10,120       8,085       (728)    (1,241)     9,392      6,844
 Accumulated other comprehensive
   income (loss)...................      (304)       (629)         7         19       (297)      (610)
 Total AXA Equitable's equity......    15,561      13,051       (721)    (1,222)    14,840     11,829
 Total equity......................    18,264      16,169       (721)    (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED     ADJUSTMENT AS ADJUSTED
                                                                    --------------  ---------- -----------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $        4,680  $  (1,060) $    3,620
       Capitalization of deferred policy acquisition costs.........         (1,030)       271        (759)
   Earnings (loss) from continuing operations, before income taxes.          3,335        789       4,124
   Income tax (expense) benefit....................................         (1,022)      (276)     (1,298)
   Net earnings (loss).............................................          2,313        513       2,826
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,414        513       2,927

YEAR ENDED DECEMBER 31, 2010
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $          168  $    (494) $     (326)
       Capitalization of deferred policy acquisition costs.........           (916)       261        (655)
   Earnings (loss) from continuing operations, before income taxes.          3,015        233       3,248
   Income tax (expense) benefit....................................           (707)       (82)       (789)
   Net earnings (loss).............................................          2,308        151       2,459
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,073        151       2,224

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                 AS PREVIOUSLY
                                                   REPORTED       ADJUSTMENT     AS ADJUSTED
                                                --------------  --------------  ------------
                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,313  $          513  $      2,826
   Change in deferred policy acquisition costs.          3,650            (789)        2,861
   Change in current and deferred income taxes.            950             276         1,226

YEAR ENDED DECEMBER 31, 2010
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,308  $          151  $      2,459
   Change in deferred policy acquisition costs.           (748)           (233)         (981)
   Change in current and deferred income taxes.            721              82           803

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

   GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

   The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

   In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

   At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL products and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS       GROSS
                                       AMORTIZED UNREALIZED  UNREALIZED                OTTI
                                         COST      GAINS       LOSSES    FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ------------ ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  20,854 $    2,364 $         20 $  23,198  $         --
 U.S. Treasury, government and agency.     4,664        517            1     5,180            --
 States and political subdivisions....       445         85           --       530            --
 Foreign governments..................       454         76           --       530            --
 Commercial mortgage-backed...........     1,175         16          291       900            13
 Residential mortgage-backed/(1)/.....     1,864         85           --     1,949            --
 Asset-backed/(2)/....................       175         12            5       182             5
 Redeemable preferred stock...........     1,089         60           11     1,138            --
                                       --------- ---------- ------------ ---------  ------------
   Total Fixed Maturities.............    30,720      3,215          328    33,607            18

Equity securities.....................        23          1           --        24            --
                                       --------- ---------- ------------ ---------  ------------

Total at December 31, 2012............ $  30,743 $    3,216 $        328 $  33,631  $         18
                                       ========= ========== ============ =========  ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

                                                    Gross       Gross
                                       Amortized  Unrealized  Unrealized                OTTI
                                         Cost       Gains       Losses    Fair Value in AOCI/(3)/
                                       --------- ------------ ----------- ---------- -----------
                                                             (In Millions)
December 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444 $      1,840 $       147 $  23,137  $        --
 U.S. Treasury, government and agency.     3,598          350          --     3,948           --
 States and political subdivisions....       478           64           2       540           --
 Foreign governments..................       461           65           1       525           --
 Commercial mortgage-backed...........     1,306            7         411       902           22
 Residential mortgage-backed/(1)/.....     1,556           90          --     1,646           --
 Asset-backed/(2)/....................       260           15          11       264            6
 Redeemable preferred stock...........     1,106           38         114     1,030           --
                                       --------- ------------ ----------- ---------  -----------
   Total Fixed Maturities.............    30,209        2,469         686    31,992           28

Equity securities.....................        18            1          --        19           --
                                       --------- ------------ ----------- ---------  -----------

Total at December 31, 2011............ $  30,227 $      2,470 $       686 $  32,011  $        28
                                       ========= ============ =========== =========  ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   3,018 $   3,088
          Due in years two through five..........     5,801     6,333
          Due in years six through ten...........     9,877    11,140
          Due after ten years....................     7,721     8,877
                                                  --------- ---------
             Subtotal............................    26,417    29,438
          Commercial mortgage-backed securities..     1,175       900
          Residential mortgage-backed securities.     1,864     1,949
          Asset-backed securities................       175       182
                                                  --------- ---------
          Total.................................. $  29,631 $  32,469
                                                  ========= =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                   December 31,
                                             -----------------------
                                              2012    2011     2010
                                             ------  ------  -------
                                                  (IN MILLIONS)
Proceeds from sales......................... $  139  $  340  $   840
                                             ======  ======  =======
Gross gains on sales........................ $   13  $    6  $    28
                                             ======  ======  =======
Gross losses on sales....................... $  (12) $   (9) $   (16)
                                             ======  ======  =======
Total OTTI.................................. $  (96) $  (36) $  (300)
Non-credit losses recognized in OCI.........      2       4       18
                                             ------  ------  -------
Credit losses recognized in earnings (loss). $  (94) $  (32) $  (282)
                                             ======  ======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2012     2011
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (332) $  (329)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      54       29
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       --
Impairments recognized this period on securities not previously impaired...............     (62)     (27)
Additional impairments this period on securities previously impaired...................     (32)      (5)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (372) $  (332)
                                                                                        =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                  DECEMBER 31,
                               ------------------
                                 2012      2011
                               --------  --------
                                  (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (12) $    (47)
   All other..................    2,899     1,830
 Equity securities............        1         1
                               --------  --------
Net Unrealized Gains (Losses). $  2,888  $  1,784
                               ========  ========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                  AOCI GAIN
                                                  NET                                               (LOSS)
                                              UNREALIZED                           DEFERRED       RELATED TO
                                                 GAINS                              INCOME      NET UNREALIZED
                                              (LOSSES) ON          POLICYHOLDERS   TAX ASSET      INVESTMENT
                                              INVESTMENTS   DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              ----------- ------  --------------  ----------- ------------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $      (47) $    5  $            6  $       12  $              (24)
Net investment gains (losses) arising during
  the period.................................          5      --              --          --                   5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........         32      --              --          --                  32
   Excluded from Net earnings (loss)/(1)/....         (2)     --              --          --                  (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --      (4)             --          --                  (4)
   Deferred income taxes.....................         --      --              --         (10)                (10)
   Policyholders liabilities.................         --      --              (2)         --                  (2)
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2012................... $      (12) $    1  $            4  $        2  $               (5)
                                              ==========  ======  ==============  ==========  ==================

BALANCE, JANUARY 1, 2011..................... $      (16) $    3  $            2  $        4  $               (7)
Net investment gains (losses) arising during
  the period.................................        (32)     --              --          --                 (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          5      --              --          --                   5
   Excluded from Net earnings (loss)/(1)/....         (4)     --              --          --                  (4)

Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --       2              --          --                   2
   Deferred income taxes.....................         --      --              --           8                   8
   Policyholders liabilities.................         --      --               4          --                   4
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2011................... $      (47) $    5  $            6  $       12  $              (24)
                                              ==========  ======  ==============  ==========  ==================

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                  NET                                                (LOSS)
                                              UNREALIZED                            DEFERRED       RELATED TO
                                                 GAINS                               INCOME      NET UNREALIZED
                                              (LOSSES) ON            POLICYHOLDERS  TAX ASSET      INVESTMENT
                                              INVESTMENTS    DAC      LIABILITIES  (LIABILITY)   GAINS (LOSSES)
                                              ----------- ---------  ------------- -----------  ---------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $     1,831 $    (207) $       (385) $      (433) $           806
Net investment gains (losses) arising during
  the period.................................       1,008        --            --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          59        --            --           --               59
   Excluded from Net earnings (loss)/(1)/....           2        --            --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        28            --           --               28
   Deferred income taxes.....................          --        --            --         (308)            (308)
   Policyholders liabilities.................          --        --          (218)          --             (218)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2012................... $     2,900 $    (179) $       (603) $      (741) $         1,377
                                              =========== =========  ============  ===========  ===============

BALANCE, JANUARY 1, 2011..................... $       889 $    (108) $       (121) $      (232) $           428
Net investment gains (losses) arising during
  the period.................................         915        --            --           --              915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          23        --            --           --               23
   Excluded from Net earnings (loss)/(1)/....           4        --            --           --                4
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --       (99)           --           --              (99)
   Deferred income taxes.....................          --        --            --         (201)            (201)
   Policyholders liabilities.................          --        --          (264)          --             (264)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2011................... $     1,831 $    (207) $       (385) $      (433) $           806
                                              =========== =========  ============  ===========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                         LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                       ----------------------  --------------------  --------------------
                                                     GROSS                  GROSS                 GROSS
                                                   UNREALIZED             UNREALIZED            UNREALIZED
                                       FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- -----------  ---------- ---------- ---------- ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $      562 $        (5) $      208 $     (15) $      770 $     (20)
 U.S. Treasury, government and agency.        513          (1)         --        --         513        (1)
 States and political subdivisions....         20          --          --        --          20        --
 Foreign governments..................          6          --           2        --           8        --
 Commercial mortgage-backed...........          7          (3)        805      (288)        812      (291)
 Residential mortgage-backed..........         27          --           1        --          28        --
 Asset-backed.........................          8          --          36        (5)         44        (5)
 Redeemable preferred stock...........        143          (1)        327       (10)        470       (11)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    1,286 $       (10) $    1,379 $    (318) $    2,665 $    (328)
                                       ========== ===========  ========== =========  ========== =========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $    1,910 $       (96) $      389 $     (51) $    2,299 $    (147)
 U.S. Treasury, government and agency.        149          --          --        --         149        --
 States and political subdivisions....         --          --          18        (2)         18        (2)
 Foreign governments..................         30          (1)          5        --          35        (1)
 Commercial mortgage-backed...........         79         (27)        781      (384)        860      (411)
 Residential mortgage-backed..........         --          --           1        --           1        --
 Asset-backed.........................         49          --          44       (11)         93       (11)
 Redeemable preferred stock...........        341         (28)        325       (86)        666      (114)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    2,558 $      (152) $    1,563 $    (534) $    4,121 $    (686)
                                       ========== ===========  ========== =========  ========== =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $138 million and $139 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $2,095 million and

   $2,179 million, or 6.8% and 7.2%, of the $30,720 million and $30,209 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $224 million and $455 million at December 31, 2012 and 2011, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, the Company owned $17 million and $23 million in RMBS backed by subprime residential mortgage loans, and $11 million and $13 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2012 and 2011, respectively, the amortized cost of the Company's trading account securities was $2,265 million and $1,014 million with respective fair values of $2,309 million and $982 million. Also at December 31, 2012 and 2011, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $58 million and $48 million and costs of $57 million and $50 million as well as other equity securities with carrying values of $24 million and $19 million and costs of $23 million and $18 million.

   In 2012, 2011 and 2010, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $69 million, $(42) million and $39 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $126 million and $141 million at December 31, 2012 and 2011, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $7 million and $0 million in 2012, 2011 and 2010, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8 million, $7 million and $0 million in 2012, 2011 and 2010, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 1, 2013, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2012

                                           OUTSTANDING RECORDED INVESTMENT
                                 NUMBER   ----------------------------------
                                OF LOANS  PRE-MODIFICATION POST-MODIFICATION
                                --------- ---------------- -----------------
                                                (DOLLARS IN MILLIONS)
Troubled debt restructurings:
   Agricultural mortgage loans.        -- $             -- $              --
   Commercial mortgage loans...         2              126               126
                                --------- ---------------- -----------------
Total..........................         2 $            126 $             126
                                ========= ================ =================

   There were no default payments on the above loans during 2012.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -----------------------
                                                       2012       2011  2010
                                                    ---------    -----  -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $      32    $  18  $  --
   Charge-offs.....................................        --       --     --
   Recoveries......................................       (24)      (8)    --
   Provision.......................................        26       22     18
                                                    ---------    -----  -----
Ending Balance, December 31,....................... $      34    $  32  $  18
                                                    =========    =====  =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $      34    $  32  $  18
                                                    =========    =====  =====
   Collectively Evaluated for Impairment........... $      --    $  --  $  --
                                                    =========    =====  =====

   Loans Acquired with Deteriorated Credit Quality. $      --    $  --  $  --
                                                    =========    =====  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                              DEBT SERVICE COVERAGE RATIO
                                   -------------------------------------------------
                                                                               LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO  1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- -------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    269  $   21  $   --  $     -- $   27  $   -- $    317
 50% - 70%........................      370      75     619       655     --      --    1,719
 70% - 90%........................       61     102     235       445    131      15      989
 90% plus.........................       --      --      --       156     89     165      410
                                   --------  ------  ------  -------- ------  ------ --------

Total Commercial Mortgage Loans... $    700  $  198  $  854  $  1,256 $  247  $  180 $  3,435
                                   ========  ======  ======  ======== ======  ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    179  $   84  $  211  $    308 $  177  $   49 $  1,008
 50% - 70%........................      122      29     136       188    116      50      641
 70% - 90%........................       --      --      --         1     --       8        9
 90% plus.........................       --      --      --        --     --      --       --
                                   --------  ------  ------  -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    301  $  113  $  347  $    497 $  293  $  107 $  1,658
                                   ========  ======  ======  ======== ======  ====== ========

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                      DEBT SERVICE COVERAGE RATIO
                           --------------------------------------------------
                                                                        LESS   TOTAL
                            GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                           THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/  --------- ------- -------- -------- ------- ------ --------
                                                  (IN MILLIONS)
TOTAL MORTGAGE LOANS/(1)/
 0% - 50%................. $    448  $  105  $    211 $    308 $  204  $   49 $  1,325
 50% - 70%................      492     104       755      843    116      50    2,360
 70% - 90%................       61     102       235      446    131      23      998
 90% plus.................       --      --        --      156     89     165      410
                           --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans...... $  1,001  $  311  $  1,201 $  1,753 $  540  $  287 $  5,093
                           ========  ======  ======== ======== ======  ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                              Debt Service Coverage Ratio
                                   --------------------------------------------------
                                                                                Less   Total
                                    Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                   than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/          --------- ------- -------- -------- ------- ------ --------
                                                          (In Millions)
Commercial Mortgage Loans/(1)/
 0% - 50%......................... $    182  $   --  $     33 $     30 $   31  $   -- $    276
 50% - 70%........................      201     252       447      271     45      --    1,216
 70% - 90%........................       --      41       280      318    213      --      852
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Commercial Mortgage Loans... $    383  $  293  $    844 $    754 $  585  $  117 $  2,976
                                   --------  ------  -------- -------- ------  ------ --------

Agricultural Mortgage Loans/(1)/
 0% - 50%......................... $    150  $   89  $    175 $    247 $  190  $    8 $    859
 50% - 70%........................       68      15       101      158     82      45      469
 70% - 90%........................       --      --        --        1     --       8        9
 90% plus.........................       --      --        --       --     --      --       --
                                   --------  ------  -------- -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    218  $  104  $    276 $    406 $  272  $   61 $  1,337
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans/(1)/
 0% - 50%......................... $    332  $   89  $    208 $    277 $  221  $    8 $  1,135
 50% - 70%........................      269     267       548      429    127      45    1,685
 70% - 90%........................       --      41       280      319    213       8      861
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans.............. $    601  $  397  $  1,120 $  1,160 $  857  $  178 $  4,313
                                   --------  ------  -------- -------- ------  ------ --------

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                          RECORDED
                                                                                         INVESTMENT
                                         90                           TOTAL        (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                        FINANCING               AND
                      DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES            ACCRUING
                      ----- ----- ----------------- ----- -------- ----------- ------------------------------
                                                           (IN MILLIONS)
DECEMBER 31, 2012
 Commercial.......... $  -- $  -- $              -- $  -- $  3,435 $    3,435  $                           --
 Agricultural........     6     1                10    17    1,641      1,658                               9
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
TOTAL MORTGAGE LOANS. $   6 $   1 $              10 $  17 $  5,076 $    5,093  $                            9
                      ===== ===== ================= ===== ======== ==========  ==============================

December 31, 2011
 Commercial.......... $  61 $  -- $              -- $  61 $  2,915 $    2,976  $                           --
 Agricultural........     5     1                 7    13    1,324      1,337                               3
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
Total Mortgage Loans. $  66 $   1 $               7 $  74 $  4,239 $    4,313  $                            3
                      ===== ===== ================= ===== ======== ==========  ==============================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                                                IMPAIRED MORTGAGE LOANS

                                                 UNPAID                        AVERAGE           INTEREST
                                      RECORDED  PRINCIPAL    RELATED           RECORDED           INCOME
                                     INVESTMENT  BALANCE    ALLOWANCE       INVESTMENT/(1)/     RECOGNIZED
                                     ---------- ---------  ----------   ----------------------- ----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          2        2           --                         3        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $        2 $      2   $       --   $                     3 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      170 $    170   $      (34)  $                   178 $      10
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $      170 $    170   $      (34)  $                   178 $      10
                                     ========== ========   ==========   ======================= =========

December 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          5        5           --                         5        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $        5 $      5   $       --   $                     5 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      202 $    202   $      (32)  $                   152 $       8
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $      202 $    202   $      (32)  $                   152 $       8
                                     ========== ========   ==========   ======================= =========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,520 million and $1,587 million, respectively, at December 31, 2012 and 2011. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $0 million and $91 million, respectively, at December 31, 2012 and 2011. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $170 million, $179 million and $173 million, respectively, for 2012, 2011 and 2010.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2012 and 2011, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                                                      DECEMBER 31,
                                                                                     --------------
                                                                                      2012    2011
                                                                                     ------  ------
                                                                                      (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost..................................... $  233  $  584
Investments in securities, generally at fair value..................................     54      51
Cash and cash equivalents...........................................................      8      10
Other assets........................................................................     14      13
                                                                                     ------  ------
Total Assets........................................................................ $  309  $  658
                                                                                     ======  ======

Borrowed funds -- third party....................................................... $  162  $  372
Other liabilities...................................................................     11       6
                                                                                     ------  ------
Total liabilities...................................................................    173     378
                                                                                     ------  ------

Partners' capital...................................................................    136     280
                                                                                     ------  ------
Total Liabilities and Partners' Capital............................................. $  309  $  658
                                                                                     ======  ======

The Company's Carrying Value in These Entities Included Above....................... $   63  $  169
                                                                                     ======  ======

                                                                               2012   2011    2010
                                                                              -----  ------  ------
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  26  $  111  $  110
Net revenues of other limited partnership interests..........................     3       6       3
Interest expense -- third party..............................................    --     (21)    (22)
Other expenses...............................................................   (19)    (61)    (59)
                                                                              -----  ------  ------
Net Earnings (Loss).......................................................... $  10  $   35  $   32
                                                                              =====  ======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $  18  $   20  $   18
                                                                              =====  ======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2012

                                                      FAIR VALUE
                                                -----------------------
                                                                          GAINS (LOSSES)
                                      NOTIONAL     ASSET     LIABILITY      REPORTED IN
                                       AMOUNT   DERIVATIVES DERIVATIVES   EARNINGS (LOSS)
                                      --------- ----------- ----------- -------------------
                                                          (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures............................. $   6,189 $        -- $        2  $            (1,058)
 Swaps...............................       965           2         56                 (320)
 Options.............................     3,492         443        219                   66

Interest rate contracts:/(1)/
 Floors..............................     2,700         291         --                   68
 Swaps...............................    18,239         554        353                  402
 Futures.............................    14,033          --         --                   84
 Swaptions...........................     7,608         502         --                 (220)

Other freestanding contracts:/(1)/
 Foreign currency Contracts..........        81           1         --                   --
                                                                        -------------------
NET INVESTMENT INCOME (LOSS).........                                                  (978)
                                                                        -------------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...........        --      11,044         --                  497

GIB and GWBL and other features/(2)/.        --          --        265                   26
                                      --------- ----------- ----------  -------------------

Balances, December 31, 2012.......... $  53,307 $    12,837 $      895  $              (455)
                                      ========= =========== ==========  ===================

  /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  /(2)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2011

                                                       Fair Value
                                                ------------------------
                                                                            Gains (Losses)
                                      Notional     Asset      Liability       Reported In
                                       Amount   Derivatives  Derivatives    Earnings (Loss)
                                      --------- ------------ ----------- ---------------------
                                                            (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures............................. $   6,443 $         -- $        2  $                 (34)
 Swaps...............................       784           10         21                     33
 Options.............................     1,211           92         85                    (20)

Interest rate contracts:/(1)/
 Floors..............................     3,000          327         --                    139
 Swaps...............................     9,826          503        317                    590
 Futures.............................    11,983           --         --                    849
 Swaptions...........................     7,354        1,029         --                    817

Other freestanding contracts:/(1)/
 Foreign currency contracts..........        38           --         --                     --
                                                                         ---------------------
Net investment income (loss).........                                                    2,374
                                                                         ---------------------

Embedded derivatives:
GMIB reinsurance contracts...........        --       10,547         --                  5,941

GIB and GWBL and other features/(2)/.        --           --        291                   (197)
                                      --------- ------------ ----------  ---------------------

Balances, December 31, 2011.......... $  40,639 $     12,508 $      716  $               8,118
                                      ========= ============ ==========  =====================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholder liabilities.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                     2012          2011         2010
                                   --------  ---------------  --------
                                              (IN MILLIONS)
Fixed maturities.................. $  1,529  $         1,555  $  1,616
Mortgage loans on real estate.....      264              241       231
Equity real estate................       14               19        20
Other equity investments..........      189              116       111
Policy loans......................      226              229       234
Short-term investments............       15                5        11
Derivative investments............     (978)           2,374      (284)
Broker-dealer related receivables.       14               13        12
Trading securities................       85              (29)       49
Other investment income...........       33               37        36
                                   --------  ---------------  --------
   Gross investment income (loss).    1,391            4,560     2,036

Investment expenses...............      (50)             (55)      (56)
Interest expense..................       (3)              (3)       (4)
                                   --------  ---------------  --------

Net Investment Income (Loss)...... $  1,338  $         4,502  $  1,976
                                   ========  ===============  ========

   For 2012, 2011 and 2010, respectively, Net investment income (loss) from derivatives included $232 million, $1,303 million and $(968) million of realized gains (losses) on contracts closed during those periods and $746 million, $1,071 million and $684 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                 2012    2011     2010
                                ------  ------  -------
                                     (IN MILLIONS)
Fixed maturities............... $  (89) $  (29) $  (200)
Mortgage loans on real estate..     (7)    (14)     (18)
Other equity investments.......    (13)     (4)      34
Other..........................     12      --       --
                                ------  ------  -------
Investment Gains (Losses), Net. $  (97) $  (47) $  (184)
                                ======  ======  =======

   For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of

   $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                              2012     2011
                                                                                                            -------- --------
                                                                                                              (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.......................................... $  7,942 $  8,121
Policyholder dividend obligation...........................................................................      373      260
Other liabilities..........................................................................................      192       86
                                                                                                            -------- --------
Total Closed Block liabilities.............................................................................    8,507    8,467
                                                                                                            -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,245 and $5,342)..................    5,741    5,686
Mortgage loans on real estate..............................................................................    1,255    1,205
Policy loans...............................................................................................    1,026    1,061
Cash and other invested assets.............................................................................        2       30
Other assets...............................................................................................      232      207
                                                                                                            -------- --------
Total assets designated to the Closed Block................................................................    8,256    8,189
                                                                                                            -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block..............................      251      278

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(47) and $(33)
   and policyholder dividend obligation of $(373) and $(260)...............................................       87       62
                                                                                                            -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.......................... $    338 $    340
                                                                                                            ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                        2012          2011         2010
                                       ------  -----------------  ------
                                                 (IN MILLIONS)
REVENUES:
Premiums and other income............. $  316  $             354  $  365
Investment income (loss)..............    420                438     468
Net investment gains (losses).........     (9)               (10)    (23)
                                       ------  -----------------  ------
Total revenues........................    727                782     810
                                       ------  -----------------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.    724                757     776
Other operating costs and expenses....     --                  2       2
                                       ------  -----------------  ------
Total benefits and other deductions...    724                759     778
                                       ------  -----------------  ------

Net revenues, before income taxes.....      3                 23      32
Income tax (expense) benefit..........     (1)                (8)    (11)
                                       ------  -----------------  ------
Net Revenues (Losses)................. $    2  $              15  $   21
                                       ======  =================  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2012   2011
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  260 $  119
Unrealized investment gains (losses).    113    141
                                      ------ ------
Balances, End of year................ $  373 $  260
                                      ====== ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2012    2011
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  718  $  772
Contractholder bonus interest credits deferred.     30      34
Amortization charged to income.................   (127)    (88)
                                                ------  ------
Balance, End of Year........................... $  621  $  718
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2012

                                                  LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                 ---------  --------- --------- ----------
                                                               (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       6  $  22,837 $     355 $   23,198
       U.S. Treasury, government and agency.....        --      5,180        --      5,180
       States and political subdivisions........        --        480        50        530
       Foreign governments......................        --        511        19        530
       Commercial mortgage-backed...............        --         --       900        900
       Residential mortgage-backed/(1)/.........        --      1,940         9      1,949
       Asset-backed/(2)/........................        --         69       113        182
       Redeemable preferred stock...............       242        881        15      1,138
                                                 ---------  --------- --------- ----------
          Subtotal..............................       248     31,898     1,461     33,607
                                                 ---------  --------- --------- ----------
   Other equity investments.....................        78         --        77        155
   Trading securities...........................       446      1,863        --      2,309
   Other invested assets:
       Short-term investments...................        --         98        --         98
       Swaps....................................        --        148        --        148
       Futures..................................        (2)        --        --         (2)
       Options..................................        --        224        --        224
       Floors...................................        --        291        --        291
       Swaptions................................        --        502        --        502
                                                 ---------  --------- --------- ----------
          Subtotal..............................        (2)     1,263        --      1,261
                                                 ---------  --------- --------- ----------
Cash equivalents................................     2,289         --        --      2,289
Segregated securities...........................        --      1,551        --      1,551
GMIB reinsurance contracts......................        --         --    11,044     11,044
Separate Accounts' assets.......................    90,751      2,775       224     93,750
                                                 ---------  --------- --------- ----------
       Total Assets............................. $  93,810  $  39,350 $  12,806 $  145,966
                                                 =========  ========= ========= ==========

LIABILITIES
GIB and GWBL and other features' liability......        --         --       265        265
                                                 ---------  --------- --------- ----------
       Total Liabilities........................ $      --  $      -- $     265 $      265
                                                 =========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2011

                                                  Level 1    Level 2   Level 3      Total
                                                 ---------  --------- ---------  ----------
                                                                (In Millions)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7  $  22,698 $     432  $   23,137
       U.S. Treasury, government and agency.....        --      3,948        --       3,948
       States and political subdivisions........        --        487        53         540
       Foreign governments......................        --        503        22         525
       Commercial mortgage-backed...............        --         --       902         902
       Residential mortgage-backed/(1)/.........        --      1,632        14       1,646
       Asset-backed/(2)/........................        --         92       172         264
       Redeemable preferred stock...............       203        813        14       1,030
                                                 ---------  --------- ---------  ----------
          Subtotal..............................       210     30,173     1,609      31,992
                                                 ---------  --------- ---------  ----------
   Other equity investments.....................        66         --        77         143
   Trading securities...........................       457        525        --         982
   Other invested assets:
       Short-term investments...................        --        132        --         132
       Swaps....................................        --        177        (2)        175
       Futures..................................        (2)        --        --          (2)
       Options..................................        --          7        --           7
       Floors...................................        --        327        --         327
       Swaptions................................        --      1,029        --       1,029
                                                 ---------  --------- ---------  ----------
          Subtotal..............................        (2)     1,672        (2)      1,668
                                                 ---------  --------- ---------  ----------
Cash equivalents................................     2,475         --        --       2,475
Segregated securities...........................        --      1,280        --       1,280
GMIB reinsurance contracts......................        --         --    10,547      10,547
Separate Accounts' assets.......................    83,672      2,532       215      86,419
                                                 ---------  --------- ---------  ----------
       Total Assets............................. $  86,878  $  36,182 $  12,446  $  135,506
                                                 =========  ========= =========  ==========

LIABILITIES
GIB and GWBL and other features' liability...... $      --  $      -- $     291  $      291
                                                 ---------  --------- ---------  ----------
       Total Liabilities........................ $      --  $      -- $     291  $      291
                                                 =========  ========= =========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

                                                                    LEVEL 3 INSTRUMENTS
                                                                  FAIR VALUE MEASUREMENTS
                                                ----------------------------------------------------------
                                                          STATE AND
                                                          POLITICAL         COMMERCIAL RESIDENTIAL
                                                            SUB-    FOREIGN MORTGAGE-   MORTGAGE-   ASSET-
                                                CORPORATE DIVISIONS  GOVTS    BACKED     BACKED     BACKED
                                                --------- --------- ------- ---------- ----------- -------
                                                                       (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $    432  $     53  $   22  $     902  $       14  $   172
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        2        --      --          2          --       --
       Investment gains (losses), net..........        4        --      --       (105)         --       --
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal......................................        6        --      --       (103)         --       --
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       15        (1)     --        128          --        4
Purchases......................................       --        --      --         --          --       --
Issuances......................................       --        --      --         --          --       --
Sales..........................................      (47)       (2)     --        (27)         (5)     (25)
Settlements....................................       --        --      --         --          --       --
Transfers into Level 3/(2)/....................       17        --      --         --          --       --
Transfers out of Level 3/(2)/..................      (68)       --      (3)        --          --      (38)
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2012/(1)/................ $    355  $     50  $   19  $     900  $        9  $   113
                                                ========  ========  ======  =========  ==========  =======

BALANCE, JANUARY 1, 2011....................... $    320  $     49  $   21  $   1,103  $       --  $   148
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        1        --      --          2          --       --
       Investment gains (losses), net..........       --        --      --        (30)         --        1
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal...................................... $      1  $     --  $   --  $     (28) $       --  $     1
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       (2)        5      (1)       (34)         (1)       2
Purchases......................................      117        --       1         --          --       21
Sales..........................................      (52)       (2)     --       (139)         (5)     (33)
Transfers into Level 3/(2)/....................      100         1       1         --          20       33
Transfers out of Level 3/(2)/..................      (52)       --      --         --          --       --
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2011/(1)/................ $    432  $     53  $   22  $     902  $       14  $   172
                                                ========  ========  ======  =========  ==========  =======

  /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                      GWBL
                                                   REDEEMABLE          OTHER           OTHER      GMIB     SEPARATE AND OTHER
                                                   PREFERRED          EQUITY          INVESTED REINSURANCE ACCOUNTS FEATURES
                                                     STOCK        INVESTMENTS/(1)/     ASSETS     ASSET     ASSETS  LIABILITY
                                                  -----------  ---------------------  -------- ----------- -------- ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       --          --       --         --
     Investment gains (losses), net..............          --                     --       --          --        8         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --         315       --         --
     Policyholders' benefits.....................          --                     --       --          --       --        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................          --                     --       --         315        8        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................           1                     --        2          --       --         --
Purchases........................................          --                     --       --         182        6         51
Issuances........................................          --                     --       --          --       --         --
Sales............................................          --                     --       --          --       (2)        --
Settlements......................................          --                     --       --          --       (3)        --
Transfers into Level 3/(2)/......................          --                     --       --          --       --         --
Transfers out of Level 3/(2)/....................          --                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2012....................... $        15  $                  77  $    --  $   11,044  $   224  $     265
                                                  ===========  =====================  =======  ==========  =======  =========

BALANCE, JANUARY 1, 2011......................... $         2  $                  73  $    --  $    4,606  $   207  $      94
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       (2)         --       --         --
     Investment gains (losses), net..............          --                      1       --          --       --         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --       5,737       17         --
     Policyholders' benefits.....................          --                     --       --          --       --        176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................ $        --  $                   1  $    (2) $    5,737  $    17  $     176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................          (1)                     6       --          --       --         --
Purchases........................................          --                      2       --         204        4         21
Sales............................................          (2)                    (5)      --          --      (11)        --
Settlements......................................          --                     --       --          --       (2)        --
Transfers into Level 3/(2)/......................          15                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2011....................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
                                                  ===========  =====================  =======  ==========  =======  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

                                                                 EARNINGS (LOSS)
                                                   -------------------------------------------
                                                                               INCREASE
                                                      NET     INVESTMENT   (DECREASE) IN THE
                                                   INVESTMENT   GAINS        FAIR VALUE OF              POLICY-
                                                     INCOME   (LOSSES),       REINSURANCE               HOLDERS'
                                                     (LOSS)      NET           CONTRACTS         OCI    BENEFITS
                                                   ---------- ---------- --------------------- ------  ----------
                                                                            (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $   14  $       --
          State and political
            subdivisions..........................         --        --                     --     (1)         --
          Foreign governments.....................         --        --                     --      1          --
          Commercial mortgage-
            backed................................         --        --                     --    124          --
          Asset-backed............................         --        --                     --      3          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     --          --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  141  $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                    497     --          --
       Separate Accounts' assets..................         --         8                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --          26
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $       8  $                 497 $  141  $       26
                                                   ========== =========  ===================== ======  ==========
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $    1  $       --
          State and political
            subdivisions..........................         --        --                     --      5          --
          Foreign governments.....................         --        --                     --     (1)         --
          Commercial mortgage-
            backed................................         --        --                     --    (40)         --
          Asset-backed............................         --        --                     --      2          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     (2)         --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  (35) $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                  5,941     --          --
       Separate Accounts' assets..................         --        18                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --        (197)
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $      18  $               5,941 $  (35) $     (197)
                                                   ========== =========  ===================== ======  ==========

  /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                         FAIR         VALUATION                  SIGNIFICANT
                                         VALUE        TECHNIQUE               UNOBSERVABLE INPUT                 RANGE
                                        ------- --------------------- ----------------------------------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $    94 Matrix pricing model   Spread over the industry-specific
                                                                                   benchmark yield curve   125 BPS - 650 BPS
----------------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..........     889 Discounted Cash flow               Constant default rate     3.0% - 25.0%
                                                                                  Probability of default         55.0%
                                                                                           Loss severity         49.0%
                                                                                           Discount rate    3.72% - 13.42%
----------------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.........       1 Matrix pricing model     Spread over U.S. Treasury curve        46 BPS
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed........................       8 Matrix pricing model     Spread over U.S. Treasury curve   30 BPS - 695 BPS
----------------------------------------------------------------------------------------------------------------------------

   Other equity investments............      38 Market comparable                       Revenue multiple     0.6X - 62.5X
                                                  companies                                 R&D multiple     1.0X - 30.6X
                                                                                           Discount rate         18.0%
                                                                                          Discount years         1 - 2
                                                                      Discount for lack of marketability
                                                                                        and risk factors     40.0% - 60.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets..............     194 Third party appraisal                Capitalization rate         5.5%
                                                                                Exit capitalization rate         6.6%
                                                                                           Discount rate         7.7%

                                             22 Discounted cash flow     Spread over U.S. Treasury curve   275 BPS - 586 BPS
                                                                                          Inflation rate      2.0% - 3.0%
                                                                                         Discount factor      1.0% - 2.0%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.............  11,044 Discounted Cash flow                         Lapse Rates      1.5% - 8.0%
                                                                                        Withdrawal Rates      0.2% - 8.0%
                                                                                  GMIB Utilization Rates      0.0% - 15.0%
                                                                                    Non-performance risk    13 BPS - 45 BPS
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/......................... $   205 Discounted Cash flow                         Lapse Rates      1.0% - 8.0%
                                                                                        Withdrawal Rates      0.0% - 7.0%
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

   Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 DECEMBER 31, 2012
                                                 --------------------------------------------------
                                                                         FAIR VALUE
                                                 CARRYING -----------------------------------------
                                                  VALUE      LEVEL 1     LEVEL 2  LEVEL 3   TOTAL
                                                 -------- -------------- -------- -------- --------
                                                                   (IN MILLIONS)

Mortgage loans on real estate................... $  5,059 $           -- $     -- $  5,249 $  5,249
Other limited partnership interests.............    1,514             --       --    1,514    1,514
Loans to affiliates.............................    1,037             --      784      402    1,186
Policyholders liabilities: Investment contracts.    2,494             --       --    2,682    2,682
Long-term debt..................................      200             --      236       --      236
Loans from affiliates...........................    1,325             --    1,676       --    1,676

                                                    December 31, 2011
                                                 -----------------------
                                                 Carrying
                                                  Value     Fair Value
                                                 -------- --------------
                                                      (In Millions)

Mortgage loans on real estate................... $  4,281 $        4,432
Other limited partnership interests.............    1,582          1,582
Loans to affiliates.............................    1,041          1,097
Policyholders liabilities: Investment contracts.    2,549          2,713
Long-term debt..................................      200            220
Loans from affiliates...........................    1,325          1,485

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

     . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2010... $  1,087  $  1,558  $  2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011.    1,593     4,130     5,723
 Paid guarantee benefits.....     (288)      (77)     (365)
 Other changes in reserve....      467       508       975
                              --------  --------  --------
Balance at December 31, 2012. $  1,772  $  4,561  $  6,333
                              ========  ========  ========

     Related GMDB reinsurance ceded amounts were:

                                      GMDB
                              ---------------------
                                  (IN MILLIONS)

Balance at January 1, 2010...
                              $                 405
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   209
                              ---------------------
Balance at December 31, 2010.                   533
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   264
                              ---------------------
Balance at December 31, 2011.                   716
   Paid guarantee benefits...                  (127)
   Other changes in reserve..                   255
                              ---------------------
Balance at December 31, 2012. $                 844
                              =====================

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM    RATCHET    ROLL-UP       COMBO        TOTAL
                                                       ---------  --------  -----------  -----------  -----------
                                                                          (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $  12,817  $    223  $       102  $       467  $    13,609
   Separate Accounts.................................. $  30,349  $  7,419  $     3,722  $    34,536  $    76,026
 Net amount at risk, gross............................ $     756  $    784  $     2,722  $    13,931  $    18,193
 Net amount at risk, net of amounts reinsured......... $     756  $    480  $     1,843  $     5,617  $     8,696
 Average attained age of contractholders..............      48.5      63.8         69.4         64.6         52.9
 Percentage of contractholders over age 70............       8.1%     29.3%        49.9%        30.8%        14.8%
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

GMIB:
 Account values invested in:
   General Account....................................       N/A       N/A  $        23  $       562  $       585
   Separate Accounts..................................       N/A       N/A  $     2,488  $    46,378  $    48,866
 Net amount at risk, gross............................       N/A       N/A  $     1,995  $    10,208  $    12,203
 Net amount at risk, net of amounts reinsured.........       N/A       N/A  $       593  $     2,753  $     3,346
 Weighted average years remaining until annuitization.       N/A       N/A          0.3          4.4          4.2
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

   The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2012      2011
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  52,633 $  46,207
Fixed income.     3,748     3,810
Balanced.....    19,102    19,525
Other........       543       652
              --------- ---------
Total........ $  76,026 $  70,194
              ========= =========

GMIB:
Equity....... $  33,361 $  29,819
Fixed income.     2,335     2,344
Balanced.....    12,906    13,379
Other........       264       345
              --------- ---------
Total........ $  48,866 $  45,887
              ========= =========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  --------
                                          (IN MILLIONS)

Balance at January 1, 2010... $           255  $      (174) $     81
 Other changes in reserves...             120          (57)       63
                              ---------------  -----------  --------
Balance at December 31, 2010.             375         (231)      144
 Other changes in reserves...              95          (31)       64
                              ---------------  -----------  --------
Balance at December 31, 2011.             470         (262)      208
 Other changes in reserves...              86          (48)       38
                              ---------------  -----------  --------
Balance at December 31, 2012. $           556  $      (310) $    246
                              ===============  ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                     2012    2011    2010
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  873  $  908  $  903
Reinsurance assumed................................................    219     210     213
Reinsurance ceded..................................................   (578)   (585)   (586)
                                                                    ------  ------  ------
Premiums........................................................... $  514  $  533  $  530
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  234  $  221  $  210
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  667  $  510  $  536
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2012  2011  2010
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  16 $  24 $  30
Incurred benefits related to prior years..    14    18    10
                                           ----- ----- -----
Total Incurred Benefits................... $  30 $  42 $  40
                                           ===== ===== =====
Benefits paid related to current year..... $  21 $  15 $  12
Benefits paid related to prior years......    16    24    30
                                           ----- ----- -----
Total Benefits Paid....................... $  37 $  39 $  42
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2012   2011
                                                                           ------ ------
                                                                           (IN MILLIONS)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%). $  323 $  445
                                                                           ------ ------
Total short-term debt.....................................................    323    445
                                                                           ------ ------

Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  523 $  645
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2012, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("MLOA"), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

   In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                               2012   2011   2010
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  886 $  840 $  778
Distribution revenues........................    401    352    339
Other revenues -- shareholder servicing fees.     89     92     93
Other revenues -- other......................      5      6      5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2012    2011    2010
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   40  $   41  $   37
Interest cost.................    109     122     129
Expected return on assets.....   (146)   (120)   (115)
Actuarial (gains) loss........      1      --      --
Net amortization..............    164     145     125
Plan amendments and additions.     --      --      13
                               ------  ------  ------
Net Periodic Pension Expense.. $  168  $  188  $  189
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2012      2011
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,626  $  2,424
Service cost....................................       32        30
Interest cost...................................      109       122
Actuarial (gains) losses........................      219       229
Benefits paid...................................     (187)     (179)
Plan amendments and additions...................       (2)       --
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,797  $  2,626
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2012      2011
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  2,093  $  1,529
Actual return on plan assets.........................      231        77
Contributions........................................      265       672
Benefits paid and fees...............................     (193)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,396     2,093
PBO..................................................    2,797     2,626
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (401) $   (533)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2012     2011
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,650 $  1,679
Unrecognized prior service cost (credit).        4        7
                                          -------- --------
 Total................................... $  1,654 $  1,686
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

                                 DECEMBER 31,
                                 ------------
                                  2012   2011
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.8%  52.4%
Equity Securities...............  36.5   36.3
Equity real estate..............   8.4    9.3
Cash and short-term investments.   2.3    2.0
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2012:                     ------- -------- ------- --------
ASSET CATEGORIES                                 (IN MILLIONS)
Fixed Maturities:
 Corporate............................ $   --  $    849 $   --  $    849
 U.S. Treasury, government and agency.     --       410     --       410
 States and political subdivisions....     --        18     --        18
 Other structured debt................     --        --      5         5
Common and preferred equity...........    751        62     --       813
Mutual funds..........................     35        --     --        35
Private real estate investment funds..     --        --      3         3
Private real estate investment trusts.     --        11    197       208
Cash and cash equivalents.............     25        --     --        25
Short-term investments................     --        30     --        30
                                       ------  -------- ------  --------
 Total................................ $  811  $  1,380 $  205  $  2,396
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2011:                     ------- -------- ------- --------
Asset Categories                                 (In Millions)
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private investment trusts.............     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

   At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     --------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2012.......................... $            6  $        4  $     183  $    --  $  193
Actual return on plan assets:
 Relating to assets still held at December 31, 2012.             --          --         14       --      14
 Purchases/issues...................................             --          --         --       --      --
 Sales/settlements..................................             (1)         (1)        --       --      (2)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2012........................ $            5  $        3  $     197  $    --  $  205
                                                     ==============  ==========  =========  =======  ======

Balance at January 1, 2011.......................... $            6  $       13  $     163  $    --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.             --           3         20       --      23
 Purchases/issues...................................             --          --         --        1       1
 Sales/settlements..................................             --         (12)        --       (1)    (13)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2011........................ $            6  $        4  $     183  $    --  $  193
                                                     ==============  ==========  =========  =======  ======

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

                                                                           2012  2011
                                                                           ----  ----

Discount rates:
 Benefit obligation....................................................... 3.50% 4.25%
 Periodic cost............................................................ 4.25% 5.25%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

                         PENSION
                        BENEFITS
                   --------------------
                      (IN MILLIONS)

2013.............. $                193
2014..............                  203
2015..............                  202
2016..............                  200
2017..............                  197
Years 2018 - 2022.                  936

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

   On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

   On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

   Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

   On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

                                                                          Options Outstanding
                                             ---------------------------------------------------------------------------
                                                                                                  AllianceBernstein Holding
                                                  AXA Ordinary Shares          AXA ADRs/(3)/               Units
                                             ---------------------------   ---------------------- ----------------------
                                                              Weighted                   Weighted                 Weighted
                                                Number        Average         Number     Average     Number       Average
                                              Outstanding     Exercise      Outstanding  Exercise  Outstanding    Exercise
                                             (In Millions)     Price       (In Millions)  Price   (In Millions)    Price
                                             ------------- -------------   ------------- -------- -------------  --------

Options outstanding at January 1, 2012......        18.1   (Euro)  19.40           7.6   $  18.47         9.0    $  39.63
Options granted.............................         1.2   (Euro)  12.68            --   $     --         0.1    $  14.58
Options exercised...........................        (0.1)  (Euro)  10.09          (1.1)  $  12.04          --    $     --
Options forfeited, net......................        (1.1)  (Euro)  19.46          (1.5)  $  18.19          --    $     --
Options expired.............................          --              --            --         --        (0.5)   $  32.34
                                              ----------                    ----------              ---------
Options Outstanding at December 31, 2012....        18.1   (Euro)  21.00           5.0   $  20.01         8.6    $  39.77
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        5.17                          1.62                    5.8
                                              ==========                    ==========              =========
Options Exercisable at December 31, 2012....        12.8   (Euro)  23.94           5.0   $  20.03         4.2       33.85
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        4.06                          1.60                    5.7
                                              ==========                    ==========              =========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

                                                          AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      --------------------------  ------------------------------
                                                        2012      2011     2010     2012     2011       2010
                                                      --------  -------  -------  -------  -------  ------------
Dividend yield.......................................     7.54%    7.00%    6.98%    6.20%    5.40%  7.2 - 8.2%
Expected volatility..................................    39.89%   33.90%    36.5%   49.20%   47.30% 46.2 - 46.6%
Risk-free interest rates.............................     1.80%    3.13%    2.66%    0.70%     1.9%  2.2 - 2.3%
Expected life in years...............................      5.6      6.4      6.4      6.0      6.0       6.0
Weighted average fair value per option at grant date. $   2.48  $  2.49  $  3.54  $  3.67  $  5.98  $       6.18

   For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

   The following table summarizes unvested restricted stock activity for 2012.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2012...  243,572    $  30.22
Granted..........................   27,218    $  13.23
Vested...........................   93,789    $  30.93
Forfeited........................       --          --
                                   -------
Unvested as of December 31, 2012.  177,001    $  27.23
                                   =======

   Restricted stock vested in 2012, 2011 and 2010 had aggregate vesting date fair values of approximately $1 million, $2 million and $2 million, respectively.

   SARs. For 2012, 2011 and 2010, respectively, 352,158, 113,210 and 24,101
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2012, 2011 and 2010 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.05 -- 33.78 Euros, 10.71 -- 14.96 Euros and 15.43 Euros, respectively, as of the date of exercise. At December 31, 2012, 840,324 SARs were outstanding, having weighted average remaining contractual term of 7.0 years. The accrued value of SARs at December 31, 2012 and 2011 was $538,928 and $136,667, respectively, and recorded as liabilities in the consolidated balance sheets. For 2012, 2011 and 2010, the Company recorded compensation expense (credit) for SARs of $(402,262), $(87,759) and $(865,661), respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2012, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2012. Eligible employees could reserve a share purchase during the reservation period from August 31, 2012 through September 17, 2012 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from October 26, 2012 through October 31, 2012. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2012 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $12.29 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 17.19% formula discounted price of $12.71 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2012 which is July 2, 2017. All subscriptions became binding and irrevocable at October 31, 2012.

   The Company recognized compensation expense of $18 million in 2012, $9 million in 2011 and $17 million in 2010 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2012, 2011 and 2010 primarily invested under Investment Option B for the purchase of approximately 9 million, 9 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $537,914.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

   The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2012       2011      2010
                               --------  ---------  -------
                                       (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   (233) $      40  $   (34)
 Deferred (expense) benefit...      391     (1,338)    (755)
                               --------  ---------  -------
Total......................... $    158  $  (1,298) $  (789)
                               ========  =========  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2012       2011       2010
                                             --------  ---------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $    (20) $  (1,443) $  (1,137)
Noncontrolling interest.....................       37        (36)        66
Separate Accounts investment activity.......       94         83         53
Non-taxable investment income (loss)........       24          8         15
Adjustment of tax audit reserves............       (2)        (7)       (13)
State income taxes..........................        7          7         (5)
AllianceBernstein Federal and foreign taxes.       10        (13)        (3)
Tax settlement..............................       --         84         99
ACMC conversion.............................       --         --        135
Other.......................................        8         19          1
                                             --------  ---------  ---------
Income tax (expense) benefit................ $    158  $  (1,298) $    (789)
                                             ========  =========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2012   December 31, 2011
                                       ------------------ -------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ ------------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  207 $        -- $  248 $         --
Reserves and reinsurance..............     --       2,419     --        3,060
DAC...................................     --         960     --          891
Unrealized investment gains or losses.     --         739     --          418
Investments...........................     --       1,137     --        1,101
Alternative minimum tax credits.......    157          --    242           --
Other.................................     --          57     79           --
                                       ------ ----------- ------ ------------
Total................................. $  364 $     5,312 $  569 $      5,470
                                       ====== =========== ====== ============

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2012       2011      2010
                                             ----------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1,....................... $      453  $    434  $    577
Additions for tax positions of prior years..        740       337       168
Reductions for tax positions of prior years.       (620)     (235)     (266)
Additions for tax positions of current year.         --         1         1
Settlements with tax authorities............         --       (84)      (46)
                                             ----------  --------  --------
Balance at December 31,..................... $      573  $    453  $    434
                                             ==========  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                       DECEMBER 31,
                                                                             --------------------------------
                                                                                2012        2011       2010
                                                                             ----------  ---------  ---------
                                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments.................................... $    1,352  $     772  $     406
Defined benefit pension plans...............................................     (1,056)    (1,082)    (1,008)
                                                                             ----------  ---------  ---------
Total accumulated other comprehensive income (loss).........................        296       (310)      (602)
                                                                             ----------  ---------  ---------
Less: Accumulated other comprehensive (income) loss attributable to
  noncontrolling interest...................................................         21         13         (8)
                                                                             ----------  ---------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable. $      317  $    (297) $    (610)
                                                                             ==========  =========  =========

   The components of OCI for the past three years follow:

                                                                                                 2012     2011    2010
                                                                                               --------  ------  ------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  1,013  $  879  $  646
 (Gains) losses reclassified into net earnings (loss) during the year.........................       91      28     189
                                                                                               --------  ------  ------
Net unrealized gains (losses) on investments..................................................    1,104     907     835
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................     (524)   (541)   (376)
                                                                                               --------  ------  ------
Change in unrealized gains (losses), net of adjustments.......................................      580     366     459
Change in defined benefit pension plans.......................................................       26     (74)    (40)
                                                                                               --------  ------  ------
Total other comprehensive income (loss), net of income taxes..................................      606     292     419
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............        8      21       7
                                                                                               --------  ------  ------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $    614  $  313  $  426
                                                                                               ========  ======  ======

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                  DECEMBER 31,
                            ------------------------
                              2012     2011    2010
                            --------  ------  ------
                                  (IN MILLIONS)
Balance, beginning of year. $     44  $   11  $   20
Additions..................       54      79      13
Cash payments..............      (46)    (43)    (17)
Other reductions...........       --      (3)     (5)
                            --------  ------  ------
Balance, End of Year....... $     52  $   44  $   11
                            ========  ======  ======

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

   During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

   At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                    DECEMBER 31,
                                                                          --------------------------------
                                                                             2012        2011       2010
                                                                          ----------  ---------  ---------
                                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $       64  $     824  $     685
Change in AVR............................................................        269       (211)      (291)
                                                                          ----------  ---------  ---------
Net change in statutory surplus, capital stock and AVR...................        333        613        394
Adjustments:
 Future policy benefits and policyholders' account balances..............       (508)      (270)       (61)
 DAC.....................................................................        142     (2,861)       981
 Deferred income taxes...................................................        798     (1,272)    (1,089)
 Valuation of investments................................................       (377)        16        145
 Valuation of investment subsidiary......................................       (306)       590        366
 Increase (decrease) in the fair value of the reinsurance contract asset.        497      5,941      2,350
 Pension adjustment......................................................        (41)       111         56
 Premiums and benefits ceded to AXA Arizona..............................       (126)      (156)    (1,099)
 Shareholder dividends paid..............................................        362        379        300
 Changes in non-admitted assets..........................................       (489)      (154)       (64)
 Other, net..............................................................       (190)       (10)       (55)
                                                                          ----------  ---------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $       95  $   2,927  $   2,224
                                                                          ==========  =========  =========

                                                                        DECEMBER 31,
                                                             ---------------------------------
                                                                2012        2011        2010
                                                             ---------  -----------  ---------
                                                                       (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,689  $     4,625  $   3,801
AVR.........................................................       489          220        431
                                                             ---------  -----------  ---------
Statutory surplus, capital stock and AVR....................     5,178        4,845      4,232
Adjustments:
 Future policy benefits and policyholders' account balances.    (3,642)      (2,456)    (2,015)
 DAC........................................................     3,728        3,545      6,503
 Deferred income taxes......................................    (5,330)      (5,357)    (4,117)
 Valuation of investments...................................     3,271        2,266      1,658
 Valuation of investment subsidiary.........................      (137)         231       (657)
 Fair value of reinsurance contracts........................    11,044       10,547      4,606
 Deferred cost of insurance ceded to AXA Arizona............     2,646        2,693      2,904
 Non-admitted assets........................................       467          510        761
 Issuance of surplus notes..................................    (1,525)      (1,525)    (1,525)
 Other, net.................................................      (264)        (459)      (521)
                                                             ---------  -----------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,436  $    14,840  $  11,829
                                                             =========  ===========  =========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2012       2011        2010
                            ---------  ----------  ----------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $   6,443  $   15,140  $    8,511
Investment Management/(1)/.     2,738       2,750       2,959
Consolidation/elimination..       (21)        (18)        (29)
                            ---------  ----------  ----------
Total Revenues............. $   9,160  $   17,872  $   11,441
                            =========  ==========  ==========

  /(1)/Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

                                                                             2012       2011       2010
                                                                          ---------  ----------  ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $    (132) $    4,284  $   2,846
Investment Management/(2)/...............................................       190        (164)       400
Consolidation/elimination................................................        --           4          2
                                                                          ---------  ----------  ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $      58  $    4,124  $   3,248
                                                                          =========  ==========  =========

  /(2)/Net of interest expenses incurred on securities borrowed.

                               DECEMBER 31,
                           --------------------
                              2012       2011
                           ---------  ---------
                               (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $ 164,201  $ 153,099
Investment Management.....    12,647     11,811
Consolidation/elimination.        (5)        (2)
                           ---------  ---------
Total Assets.............. $ 176,843  $ 164,908
                           =========  =========

   In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2012 and 2011 are summarized below:

                                                                                THREE MONTHS ENDED
                                                                  ---------------------------------------------
                                                                  MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                                  --------  -------- ------------  ------------
                                                                                  (IN MILLIONS)
2012
Total Revenues................................................... $   (952) $  6,475 $      1,728  $      1,909
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============

2011
Total Revenues................................................... $  1,311  $  3,402 $     10,858  $      2,301
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                  The Financial Statements of AXA Equitable Life
                  Insurance Company and Separate Account No. 206 are included in the Statement of Additional Information.

         (b)      Exhibits.

The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

        1. Action, dated April 6, 1999 regarding the establishment of Separate Account 206, dated April 6, 1999 pursuant to Resolution Nos. 21-69, B46-70, B42-84 and B57-91,
                   previously filed with this Registration Statement, File No. 333-77117, on October 25, 1999.

        2.         Not Applicable.

        3. (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7,2003.

         (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

         (a)(ii) Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

        (a)(iii) Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

         (a)(iv) Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

         (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

         (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ. Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

        (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

        (a)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

         (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

         (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

         (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

        (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

        (a)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

        (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

        (a)(xv) Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

        (a)(xvi) Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated
                   July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

           (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

         (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

         (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

        (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

            (c) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

          (c)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

          (c)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

         (c)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

         (c)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

          (c)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

         (c)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on
                   April 24, 2012.

         (c)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed April 20, 2009.

        (c)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

         (c)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

            (d) Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, incorporated by reference to Exhibit No. 3(c) to Registration Statement (File No. 2-74667) filed on Form N-4 on April 4, 1995.

           (e) Servicing Agreement among Legg Mason Wood Walker ("Legg Mason") and Equitable Life Assurance Society dated July 12, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

           (f) Servicing Agreement among Equitable Life Assurance Society, Strong Investor Services, Inc. and Strong Investments Inc. dated July 22, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

        4. (a) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000- 91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed December 20, 1991.

           (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans
                  and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

             (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

             (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

             (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

             (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

             (g) Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4 No. 33-63113 on September 29, 1995.

             (h) Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

             (i) Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.

             (j) Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

             (k) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (l) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (m) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of

                  Registrant, filed April 27, 2006.

             (n) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (o) Form of Rider No. 14 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (p) Form of Rider 15 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit 6(p) to Registration Statement No. 333-124408 on Form N-3, filed on April 27, 2007.

          5. (a) Exhibit 7(a) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

             (b) Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

             (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

             (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to
                  Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

             (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (f) Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (h) Buy-Sell Agreement by and among the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, The Equitable Life Assurance Society of the United States, Templeton Funds, Inc. and Templeton Funds Distributor, Inc., incorporated by reference to Registration Statement No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

             (i) Amended and Restated Buy-Sell Agreement effective April 17, 1995 between The Equitable Life Assurance Society of the United States and Franklin Templeton Distributors, Inc., incorporated by reference to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 28, 1995.

             (j) ADA Membership Retirement Program Enrollment Form, previously filed with this Registration Statement (File No. 333-142456) on April 24, 2009.

          6. (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

             (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

          7.      Not applicable

          8. (a) Exhibit 11(a)(2) (Form of American Dental Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective

                  Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

             (d) Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

             (e) Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

             (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

             (g) Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to
                  Exhibit 7(m) to the Registration Statement File No. 333-114881 on Form N-3 with respect to Separate Account 4, filed on April 27, 2004.

           9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

          10.(a)  Consent of PricewaterhouseCoopers LLP, filed herewith.

             (b)  Powers of Attorney, filed herewith.

          11.     Not applicable.

          12.     Not applicable.

Item 25.  Directors and Officers of AXA Equitable.

          Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
113 Waterford Circle
Berwyn, PA 19312

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Director, Chairman of the Board and
                                Chief Executive Officer

*Andrew J. McMahon              Director and President

OTHER OFFICERS

*Anders B. Malmstrom            Senior Executive Director
                                and Chief Financial Officer

*Andrea M. Nitzan               Executive Director
                                and Chief Accounting Officer

*Michael B. Healy       Executive Director
                        and Chief Information Officer

*Salvatore Piazzolla    Senior Executive and Chief Human Resources
                        Officer

*Mary Fernald           Lead Director

*David Kam              Managing Director and Actuary

*Kevin E. Murray        Executive Director

*Anthony F. Recine      Managing Director, Chief Compliance
                        Officer and Deputy General Counsel

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Dave S. Hattem         Senior Executive Director and General
                        Counsel

*Michel Perrin          Managing Director and Actuary

*Naomi J. Weinstein     Lead Director

*Charles A. Marino      Executive Director and Chief
                        Actuary

*Nicholas B. Lane       Senior Executive Director and
                        President, Retirement Savings

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Amy J. Radin           Senior Executive Director and
                        Chief Marketing Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

          Separate Account No. 206 of AXA Equitable Life Insurance Company (the "Separate Accounts") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

          AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2012 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-182903) on Form N-4, filed November 27, 2012.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2012 is incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-186807) on Form N-4 filed February 22, 2013.

Item 27.  Number of Contractowners.

                     As of March 31, 2013 there were 14,815 participants in the American Dental Association Members Program offered by the Registrant, all of which are qualified contracts.

Item 28.  Indemnification

           (a)         Indemnification of Directors and Officers

                       The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

           7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

                (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                       (b)To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

       The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit of such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

           (b)        Indemnification of Principal Underwriter. Not Applicable

                      Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and number of plans sold.

           (c)        Undertaking

                      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

           (a) Not applicable. Presently, there is no Principal Underwriter of the contracts. See Item 28(b).

           (b)    See Item 25 of this Part C.

           (c)    Not Applicable.

Item 30.  Location of Accounts and Records

          AXA Equitable Life Insurance Company
          135 West 50th Street
          New York, NY 10020

          1290 Avenue of the Americas
          New York, NY 10104

          500 Plaza Drive
          Secaucus, NJ 07904

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

The Registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

          (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 25th day of April, 2013.

                                           AXA EQUITABLE LIFE INSURANCE COMPANY.
                                           (Registrant)

                                           By:  AXA Equitable Life Insurance
                                                Company

                                           By:  /s/ Dodie Kent
                                                -------------------------------
                                                Dodie Kent
                                                Vice President and Associate
                                                General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 25th day of April, 2013.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Mark Pearson                  Peter S. Kraus     Bertram Scott
Barbara Fallon-Walsh          Andrew J. McMahon  Lorie A. Slutsky
Danny L. Hale                                    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 25, 2013

                                 EXHIBIT INDEX

          EXHIBIT NO.                                        TAG VALUE
          -----------                                        ---------

              9       Opinion and Consent of Counsel         EX-99.9

              10(a)   Consent of PricewaterhouseCoopers LLP  EX-99.10a

              10(b)   Powers of Attorney                     EX-99.10b